UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2015

*	This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund**, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund***. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

**	Effective April 30, 2015, MFS Bond Fund was redesignated MFS Corporate Bond Fund.

***	Effective March 31, 2015, MFS Research Bond Fund was redesignated MFS Total Return Bond Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2015

MFS® CORPORATE BOND FUND

(formerly MFS® Bond Fund)

MFB-ANN

MFS® CORPORATE BOND FUND

(formerly MFS® Bond Fund)

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic expansion slowed in early 2015 as the pace of U.S. growth decelerated sharply. Harsh weather hurt U.S. domestic demand, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady downturn in China’s pace of growth and ongoing sluggishness in Japan.

Asian and European central banks are making concerted stimulus efforts. The European Central Bank’s quantitative easing program shows early signs of gaining traction. The People’s Bank of China has introduced a series of targeted monetary policy actions. The Bank of Japan remains focused on its target of 2% consumer price inflation.

With little sign of inflation, the U.S. Federal Reserve has remained accommodative in the face of these global headwinds, though interest rate increases are expected to begin later this year.

The world’s financial markets have become increasingly complex in recent years. Now more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	72.3%
High Yield Corporates	19.1%
Emerging Markets Bonds	2.2%
Commercial Mortgage-Backed Securities	0.3%
Non-U.S. Government Bonds	0.3%
Collateralized Debt Obligations	0.1%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	0.7%
A	16.6%
BBB	57.2%
BB	18.3%
B	1.4%
CCC (o)	0.0%
C	0.1%
D (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	5.7%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	10.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2015, Class A shares of the MFS Corporate Bond Fund (“fund”) provided a total return of 4.27%, at net asset value. This compares with a return of 4.87% for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement of non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening is likely to occur later in 2015.

Factors Affecting Performance

Relative to the Barclays U.S. Credit Bond Index, the fund’s lesser exposure to shifts in the long end (maturities of 10 years or greater) of the yield curve (y) weighed on relative results as yields declined during the period.

The fund’s greater exposure to “BBB” and “BB” rated (r) securities also negatively impacted relative returns.

The fund’s lesser exposure to “A” rated securities was a key factor that had a positive impact on relative performance.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

4

Management Review – continued

Note to Shareholders: Effective April 30, 2015, the fund’s name changed from MFS Bond Fund to MFS Corporate Bond Fund, and changed its policy of investing 80% of net assets in debt instruments to investing at least 80% of the fund’s net assets in corporate debt instruments.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	4.27%	5.89%	6.01%	N/A
B	9/07/93	3.49%	5.11%	5.27%	N/A
C	1/03/94	3.50%	5.11%	5.26%	N/A
I	1/02/97	4.60%	6.14%	6.30%	N/A
R1	4/01/05	3.49%	5.11%	5.22%	N/A
R2	10/31/03	4.01%	5.63%	5.73%	N/A
R3	4/01/05	4.27%	5.89%	5.99%	N/A
R4	4/01/05	4.53%	6.14%	6.27%	N/A
R5	6/01/12	4.64%	N/A	N/A	4.83%
Comparative benchmark
Barclays U.S. Credit Bond Index (f)		4.87%	5.75%	5.60%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		(0.16)%	4.97%	5.56%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.51)%	4.78%	5.27%	N/A
C With CDSC (1% for 12 months) (v)		2.50%	5.11%	5.26%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2014 through April 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Expenses Paid During Period (p) 11/01/14-4/30/15
A	Actual	0.83%	$1,000.00	$1,023.03	$4.16
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
B	Actual	1.58%	$1,000.00	$1,019.24	$7.91
	Hypothetical (h)	1.58%	$1,000.00	$1,016.96	$7.90
C	Actual	1.58%	$1,000.00	$1,019.25	$7.91
	Hypothetical (h)	1.58%	$1,000.00	$1,016.96	$7.90
I	Actual	0.58%	$1,000.00	$1,025.03	$2.91
	Hypothetical (h)	0.58%	$1,000.00	$1,021.92	$2.91
R1	Actual	1.58%	$1,000.00	$1,019.25	$7.91
	Hypothetical (h)	1.58%	$1,000.00	$1,016.96	$7.90
R2	Actual	1.08%	$1,000.00	$1,021.77	$5.41
	Hypothetical (h)	1.08%	$1,000.00	$1,019.44	$5.41
R3	Actual	0.83%	$1,000.00	$1,023.04	$4.16
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
R4	Actual	0.58%	$1,000.00	$1,024.30	$2.91
	Hypothetical (h)	0.58%	$1,000.00	$1,021.92	$2.91
R5	Actual	0.46%	$1,000.00	$1,024.89	$2.31
	Hypothetical (h)	0.46%	$1,000.00	$1,022.51	$2.31

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.2%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 0.1%
PVH Corp., 4.5%, 12/15/22	$3,190,000	$3,253,800

Asset-Backed & Securitized - 0.5%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40 (z)	$1,660,755	$1,009,978
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	211,482	10,810
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	2,920,000	3,045,046
Falcon Franchise Loan LLC, FRN, 23.05%, 1/05/25 (i)(z)	566,550	131,723
GMAC LLC, FRN, 8.109%, 4/15/34 (d)(n)(q)	722,298	423,488
Greenwich Capital Commercial Funding Corp., FRN, 6.014%, 7/10/38	2,125,000	2,218,596
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.962%, 6/15/49	1,467,768	1,564,899
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.665%, 7/15/42 (n)	4,734,928	1,225,399
KKR Financial CLO Ltd., “C”, FRN, 1.707%, 5/15/21 (n)	3,651,630	3,633,920
LB Commercial Conduit Mortgage Trust, FRN, 1.243%, 2/18/30 (i)	1,261,964	25,970
LB Commercial Conduit Mortgage Trust, FRN, 2.194%, 9/15/30 (i)	1,524,453	55,947
Morgan Stanley Capital I, Inc., FRN, 1.122%, 11/15/30 (i)(n)	5,618,910	119,666

		$13,465,442
Automotive - 4.2%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$3,328,000	$3,401,286
Delphi Automotive PLC, 4.15%, 3/15/24	422,000	446,882
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	3,610,000	3,713,455
Ford Motor Credit Co. LLC, 2.597%, 11/04/19	200,000	201,988
General Motors Co., 6.25%, 10/02/43	10,919,000	13,032,001
General Motors Financial Co., Inc., 2.75%, 5/15/16	1,740,000	1,761,968
General Motors Financial Co., Inc., 3.45%, 4/10/22	11,528,000	11,447,454
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	10,410,000	10,685,168
Harley-Davidson Financial Services, Inc., 2.7%, 3/15/17 (n)	1,815,000	1,864,334
Hyundai Capital America, 2.6%, 3/19/20 (n)	5,374,000	5,444,690
Lear Corp., 4.75%, 1/15/23	7,510,000	7,622,650
Lear Corp., 5.375%, 3/15/24	5,835,000	6,068,400
Lear Corp., 5.25%, 1/15/25	8,915,000	9,104,444
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	15,896,000	16,144,550
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	9,060,000	9,184,575
TRW Automotive, Inc., 7.25%, 3/15/17 (n)	13,320,000	14,585,400

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	$3,117,000	$3,183,941

		$117,893,186
Biotechnology - 0.8%
Life Technologies Corp., 6%, 3/01/20	$19,411,000	$22,333,113

Broadcasting - 1.6%
21st Century Fox America, Inc., 8.5%, 2/23/25	$4,931,000	$6,657,688
21st Century Fox America, Inc., 6.15%, 2/15/41	3,000,000	3,723,528
Grupo Televisa S.A.B., 5%, 5/13/45	2,488,000	2,534,757
Omnicom Group, Inc., 3.625%, 5/01/22	13,717,000	14,367,817
Omnicom Group, Inc., 3.65%, 11/01/24	3,435,000	3,517,529
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	5,075,000	5,089,418
SES S.A., 3.6%, 4/04/23 (n)	1,680,000	1,724,824
Time Warner, Inc., 5.35%, 12/15/43	6,056,000	6,773,575

		$44,389,136
Brokerage & Asset Managers - 0.5%
CME Group, Inc., 3%, 3/15/25	$10,133,000	$10,182,793
Franklin Resources, Inc., 1.375%, 9/15/17	3,705,000	3,719,416

		$13,902,209
Building - 1.6%
Martin Marietta Materials, Inc., 4.25%, 7/02/24	$7,431,000	$7,701,087
Masco Corp., 4.45%, 4/01/25	5,390,000	5,565,175
Mohawk Industries, Inc., 6.125%, 1/15/16	14,452,000	14,969,873
Mohawk Industries, Inc., 3.85%, 2/01/23	11,265,000	11,503,401
Owens Corning, Inc., 6.5%, 12/01/16	174,000	186,400
Owens Corning, Inc., 4.2%, 12/15/22	4,120,000	4,271,645

		$44,197,581
Business Services - 0.9%
Equinix, Inc., 5.75%, 1/01/25	$7,334,000	$7,719,035
Fidelity National Information Services, Inc., 2%, 4/15/18	1,475,000	1,482,413
Fidelity National Information Services, Inc., 5%, 3/15/22	11,230,000	11,872,221
Fidelity National Information Services, Inc., 3.5%, 4/15/23	4,532,000	4,560,733

		$25,634,402
Cable TV - 2.8%
CCO Holdings LLC, 5.25%, 9/30/22	$13,605,000	$13,594,796
Comcast Corp., 4.2%, 8/15/34	5,916,000	6,133,869
Comcast Corp., 4.65%, 7/15/42	1,789,000	1,921,499
Comcast Corp., 4.75%, 3/01/44	10,775,000	11,806,006
Cox Communications, Inc., 6.25%, 6/01/18 (n)	1,735,000	1,967,861

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	$2,215,000	$2,227,692
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	280,000	292,250
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)	12,925,000	13,442,000
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)	1,635,000	1,643,175
Time Warner Cable, Inc., 8.25%, 4/01/19	6,150,000	7,184,738
Time Warner Cable, Inc., 5%, 2/01/20	1,480,000	1,563,000
Time Warner Cable, Inc., 4.5%, 9/15/42	2,369,000	2,014,785
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	1,734,000	2,100,725
Videotron Ltd., 5%, 7/15/22	13,220,000	13,640,396

		$79,532,792
Chemicals - 2.5%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$15,633,000	$15,984,743
CF Industries, Inc., 5.15%, 3/15/34	6,667,000	7,125,076
CF Industries, Inc., 3.45%, 6/01/23	717,000	719,708
CF Industries, Inc., 4.95%, 6/01/43	5,244,000	5,404,923
Dow Chemical Co., 8.55%, 5/15/19	5,438,000	6,751,848
LYB International Finance B.V., 4.875%, 3/15/44	8,684,000	9,176,808
LyondellBasell Industries N.V., 5%, 4/15/19	4,761,000	5,232,925
LyondellBasell Industries N.V., 6%, 11/15/21	9,720,000	11,424,606
Monsanto Co., 4.7%, 7/15/64	8,975,000	9,076,830

		$70,897,467
Computer Software - 0.5%
Oracle Corp., 3.4%, 7/08/24	$9,697,000	$10,024,962
VeriSign, Inc., 4.625%, 5/01/23	3,755,000	3,753,123

		$13,778,085
Computer Software - Systems - 0.2%
Seagate HDD Cayman, 3.75%, 11/15/18	$4,052,000	$4,239,632

Conglomerates - 0.4%
Roper Industries, Inc., 1.85%, 11/15/17	$12,204,000	$12,280,141

Consumer Products - 1.0%
Hasbro, Inc., 5.1%, 5/15/44	$9,929,000	$10,356,304
Mattel, Inc., 1.7%, 3/15/18	2,812,000	2,806,219
Mattel, Inc., 5.45%, 11/01/41	6,847,000	7,179,059
Newell Rubbermaid, Inc., 2.05%, 12/01/17	6,178,000	6,227,801

		$26,569,383
Consumer Services - 1.4%
ADT Corp., 4.125%, 6/15/23	$18,887,000	$18,037,085
Priceline Group, Inc., 3.65%, 3/15/25	7,059,000	7,193,410

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
Service Corp. International, 5.375%, 1/15/22	$1,705,000	$1,807,300
Service Corp. International, 5.375%, 5/15/24	10,365,000	11,012,813

		$38,050,608
Containers - 1.1%
Ball Corp., 5%, 3/15/22	$9,522,000	$9,926,685
Ball Corp., 4%, 11/15/23	6,003,000	5,882,940
Crown American LLC, 4.5%, 1/15/23	15,217,000	15,293,085

		$31,102,710
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$10,202,000	$11,803,612

Electrical Equipment - 0.4%
Arrow Electronics, Inc., 3.5%, 4/01/22	$4,412,000	$4,408,881
Molex Electronic Technologies LLC, 3.9%, 4/15/25 (z)	5,906,000	5,902,976

		$10,311,857
Electronics - 1.8%
Flextronics International Ltd., 4.625%, 2/15/20	$16,917,000	$17,678,265
Jabil Circuit, Inc., 4.7%, 9/15/22	3,601,000	3,736,038
Lam Research Corp., 2.75%, 3/15/20	4,586,000	4,603,817
Micron Technology, Inc., 5.5%, 2/01/25 (n)	7,720,000	7,681,400
Tyco Electronics Group S.A., 6.55%, 10/01/17	2,450,000	2,735,148
Tyco Electronics Group S.A., 2.375%, 12/17/18	1,303,000	1,327,917
Tyco Electronics Group S.A., 3.5%, 2/03/22	11,088,000	11,495,395

		$49,257,980
Emerging Market Quasi-Sovereign - 1.1%
Comision Federal de Electricidad, 5.75%, 2/14/42	$8,403,000	$9,201,285
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	878,000	961,410
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)	6,391,000	6,726,528
NOVA Chemicals Corp., 5%, 5/01/25 (n)	5,884,000	6,200,265
Petroleos Mexicanos, 4.875%, 1/18/24	18,000	18,986
Petroleos Mexicanos, 4.5%, 1/23/26 (n)	8,729,000	8,859,935
Petroleos Mexicanos, 5.5%, 6/27/44 (n)	122,000	120,353

		$32,088,762
Energy - Independent - 2.9%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$4,953,000	$5,503,863
Anadarko Petroleum Corp., 4.5%, 7/15/44	9,412,000	9,448,198
Canadian Natural Resources Ltd., 3.8%, 4/15/24	462,000	468,305
Cimarex Energy Co., 4.375%, 6/01/24	13,053,000	13,216,163
Concho Resources, Inc., 5.5%, 4/01/23	8,338,000	8,452,648

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
EQT Corp., 4.875%, 11/15/21	$7,176,000	$7,655,515
Hess Corp., 8.125%, 2/15/19	1,452,000	1,737,479
Hess Corp., 3.5%, 7/15/24	5,948,000	5,926,546
Noble Energy, Inc., 4.15%, 12/15/21	13,080,000	13,892,791
Pioneer Natural Resources Co., 7.5%, 1/15/20	9,237,000	11,031,574
Pioneer Natural Resources Co., 3.95%, 7/15/22	5,000,000	5,180,005

		$82,513,087
Energy - Integrated - 0.1%
BP Capital Markets PLC, 2.521%, 1/15/20	$2,680,000	$2,741,300

Entertainment - 0.6%
Carnival Corp., 1.2%, 2/05/16	$13,000,000	$13,024,024
Carnival Corp., 1.875%, 12/15/17	4,565,000	4,578,627

		$17,602,651
Financial Institutions - 3.3%
Aircastle Ltd., 5.5%, 2/15/22	$300,000	$320,250
CIT Group, Inc., 5%, 5/15/17	2,500,000	2,587,500
CIT Group, Inc., 4.25%, 8/15/17	9,647,000	9,815,822
CIT Group, Inc., 5.25%, 3/15/18	2,885,000	2,990,302
CIT Group, Inc., 6.625%, 4/01/18 (n)	7,448,000	7,987,980
General Electric Capital Corp., 1.6%, 11/20/17	9,117,000	9,225,647
General Electric Capital Corp., 5.5%, 1/08/20	8,500,000	9,844,819
International Lease Finance Corp., 7.125%, 9/01/18 (n)	3,221,000	3,647,783
International Lease Finance Corp., 5.875%, 8/15/22	15,000,000	16,912,500
SLM Corp., 6.25%, 1/25/16	7,011,000	7,221,330
SLM Corp., 6%, 1/25/17	15,703,000	16,448,893
SLM Corp., 4.875%, 6/17/19	1,385,000	1,381,538
SLM Corp., 8%, 3/25/20	2,532,000	2,819,990

		$91,204,354
Food & Beverages - 5.2%
Anheuser-Busch Inbev S.A., 4.625%, 2/01/44	$8,128,000	$8,835,867
Conagra Foods, Inc., 1.9%, 1/25/18	6,517,000	6,512,842
Constellation Brands, Inc., 7.25%, 9/01/16	18,881,000	20,247,984
Constellation Brands, Inc., 4.25%, 5/01/23	8,630,000	8,878,113
Heineken N.V., 1.4%, 10/01/17 (n)	290,000	291,040
J.M. Smucker Co., 2.5%, 3/15/20 (n)	2,783,000	2,801,699
J.M. Smucker Co., 3.5%, 10/15/21	12,140,000	12,767,128
J.M. Smucker Co., 4.375%, 3/15/45 (n)	2,974,000	2,961,253
Kraft Foods Group, Inc., 6.5%, 2/09/40	12,504,000	15,731,382
Mead Johnson Nutrition Co., 4.6%, 6/01/44	9,711,000	9,927,983
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	4,451,000	5,133,303

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	$11,234,000	$11,841,793
Smithfield Foods, Inc., 6.625%, 8/15/22	4,652,000	5,012,530
Tyson Foods, Inc., 6.6%, 4/01/16	12,881,000	13,532,611
Tyson Foods, Inc., 4.5%, 6/15/22	8,026,000	8,746,358
Tyson Foods, Inc., 5.15%, 8/15/44	3,239,000	3,618,462
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	4,831,000	4,983,133
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	2,809,000	2,935,523

		$144,759,004
Food & Drug Stores - 0.8%
CVS Health Corp., 3.375%, 8/12/24	$100,000	$103,056
CVS Health Corp., 3.25%, 5/18/15	1,743,000	1,745,536
CVS Health Corp., 5.75%, 6/01/17	605,000	662,305
CVS Health Corp., 2.75%, 12/01/22	3,513,000	3,523,265
CVS Health Corp., 5.75%, 5/15/41	3,147,000	3,960,861
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19	12,906,000	13,149,356

		$23,144,379
Forest & Paper Products - 1.6%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$13,758,000	$15,624,190
International Paper Co., 6%, 11/15/41	5,640,000	6,482,402
International Paper Co., 4.8%, 6/15/44	8,669,000	8,708,002
Packaging Corp. of America, 3.9%, 6/15/22	13,788,000	14,227,382

		$45,041,976
Gaming & Lodging - 1.0%
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/23	$2,843,000	$3,039,355
Wyndham Worldwide Corp., 2.5%, 3/01/18	7,176,000	7,214,076
Wyndham Worldwide Corp., 4.25%, 3/01/22	18,435,000	19,026,155

		$29,279,586
Insurance - 1.5%
American International Group, Inc., 6.4%, 12/15/20	$8,987,000	$10,783,600
American International Group, Inc., 4.5%, 7/16/44	12,351,000	12,785,002
Unum Group, 7.125%, 9/30/16	12,200,000	13,167,082
Unum Group, 4%, 3/15/24	1,537,000	1,600,318
UnumProvident Corp., 6.85%, 11/15/15 (n)	4,461,000	4,597,890

		$42,933,892
Insurance - Health - 0.9%
Aetna, Inc., 1.5%, 11/15/17	$3,281,000	$3,297,297
Humana, Inc., 7.2%, 6/15/18	10,075,000	11,652,695
Wellpoint, Inc., 1.875%, 1/15/18	9,382,000	9,445,807

		$24,395,799

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - 2.2%
Aon Corp., 6.25%, 9/30/40	$1,832,000	$2,332,165
Aon PLC, 4.6%, 6/14/44	2,060,000	2,164,833
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	1,810,000	2,067,507
AXIS Specialty Finance LLC, 2.65%, 4/01/19	492,000	496,230
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	1,838,000	1,948,280
CNA Financial Corp., 5.875%, 8/15/20	6,010,000	6,903,380
Liberty Mutual Group, Inc., 4.85%, 8/01/44 (n)	8,346,000	8,691,808
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	4,402,000	4,518,112
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	8,500,000	9,549,861
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	6,766,000	6,912,788
Swiss Re Ltd., 4.25%, 12/06/42 (n)	1,842,000	1,894,836
XL Group PLC, 5.75%, 10/01/21	6,890,000	8,002,797
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	1,548,000	1,611,468
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	4,913,000	5,207,780

		$62,301,845
International Market Quasi-Sovereign - 0.2%
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	$5,524,000	$6,523,568

Machinery & Tools - 0.2%
United Rentals North America, Inc., 5.75%, 11/15/24	$5,750,000	$5,908,125

Major Banks - 9.7%
Bank of America Corp., 2%, 1/11/18	$25,000,000	$25,163,700
Bank of America Corp., 7.625%, 6/01/19	1,290,000	1,549,825
Bank of America Corp., 5.625%, 7/01/20	360,000	412,163
Bank of America Corp., 4.125%, 1/22/24	16,866,000	17,825,338
Bank of America Corp., 3.95%, 4/21/25	13,898,000	13,688,668
Bank of America Corp., FRN, 6.1%, 12/29/49	13,507,000	13,777,140
Bank of America Corp., FRN, 5.2%, 12/31/49	6,497,000	6,245,241
Goldman Sachs Group, Inc., 5.625%, 1/15/17	7,771,000	8,289,178
Goldman Sachs Group, Inc., 3.5%, 1/23/25	15,000,000	15,004,530
Goldman Sachs Group, Inc., 4.8%, 7/08/44	7,916,000	8,414,249
ING Bank N.V., 5.8%, 9/25/23 (n)	6,557,000	7,377,930
JPMorgan Chase & Co., 2%, 8/15/17	13,489,000	13,702,261
JPMorgan Chase & Co., 4.25%, 10/15/20	6,107,000	6,629,081
JPMorgan Chase & Co., 4.5%, 1/24/22	4,996,000	5,472,394
JPMorgan Chase & Co., 3.25%, 9/23/22	3,915,000	3,972,590
JPMorgan Chase & Co., 3.125%, 1/23/25	13,262,000	13,085,363
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	10,747,000	11,738,948
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	3,281,000	3,436,851
Morgan Stanley, 3.875%, 4/29/24	9,255,000	9,581,304
Morgan Stanley, 5.5%, 7/28/21	5,652,000	6,514,258

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 3.95%, 4/23/27	$9,795,000	$9,615,340
Morgan Stanley, 4.3%, 1/27/45	6,355,000	6,249,081
PNC Funding Corp., 5.625%, 2/01/17	7,355,000	7,886,421
Regions Financial Corp., 2%, 5/15/18	15,862,000	15,809,306
Wachovia Corp., 6.605%, 10/01/25	7,936,000	9,833,513
Wells Fargo & Co., 4.1%, 6/03/26	12,997,000	13,470,637
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	9,738,000	10,200,555
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/31/49	6,631,000	7,037,149

		$271,983,014
Medical & Health Technology & Services - 2.6%
Becton, Dickinson and Co., 3.734%, 12/15/24	$3,161,000	$3,264,058
Becton, Dickinson and Co., 4.685%, 12/15/44	9,974,000	10,453,291
Davita Healthcare Partners, Inc., 5%, 5/01/25	5,530,000	5,519,631
Fresenius Medical Care US Finance II, Inc., 6.5%, 9/15/18 (n)	7,266,000	8,137,920
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)	1,610,000	1,646,225
HCA, Inc., 4.75%, 5/01/23	9,090,000	9,544,500
Laboratory Corp. of America Holdings, 3.6%, 2/01/25	4,792,000	4,773,925
Laboratory Corp. of America Holdings, 4.7%, 2/01/45	8,278,000	8,329,092
McKesson Corp., 5.7%, 3/01/17	5,010,000	5,410,675
McKesson Corp., 7.5%, 2/15/19	920,000	1,098,641
McKesson Corp., 2.7%, 12/15/22	2,842,000	2,798,441
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	1,177,000	1,185,105
Universal Health Services, Inc., 4.75%, 8/01/22 (n)	11,190,000	11,749,500

		$73,911,004
Medical Equipment - 0.9%
Medtronic, Inc., 3.5%, 3/15/25 (n)	$9,646,000	$9,974,861
Medtronic, Inc., 4.375%, 3/15/35 (n)	3,694,000	3,902,929
Zimmer Holdings, Inc., 4.45%, 8/15/45	12,279,000	12,156,468

		$26,034,258
Metals & Mining - 1.3%
Freeport-McMoRan, Inc., 4%, 11/14/21	$8,850,000	$8,748,482
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	3,016,000	2,830,392
Kinross Gold Corp., 5.95%, 3/15/24	7,372,000	6,868,389
Plains Exploration & Production Co., 6.875%, 2/15/23	12,440,000	13,373,000
Southern Copper Corp., 6.75%, 4/16/40	2,884,000	3,114,734
Southern Copper Corp., 5.25%, 11/08/42	1,909,000	1,754,982

		$36,689,979
Midstream - 7.4%
Access Midstream Partner LP, 4.875%, 3/15/24	$10,475,000	$10,737,922
AmeriGas Finance LLC, 7%, 5/20/22	7,913,000	8,474,823

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
APT Pipelines Ltd., 5%, 3/23/35 (n)	$12,850,000	$12,704,602
El Paso Corp., 7.75%, 1/15/32	4,075,000	4,862,999
El Paso Pipeline Partners LP, 6.5%, 4/01/20	5,018,000	5,800,407
Energy Transfer Partners LP, 9.7%, 3/15/19	1,560,000	1,953,343
Energy Transfer Partners LP, 5.2%, 2/01/22	2,477,000	2,697,641
Energy Transfer Partners LP, 6.5%, 2/01/42	2,418,000	2,760,444
Energy Transfer Partners LP, 5.15%, 2/01/43	8,888,000	8,693,771
Enterprise Products Operating LLC, 3.9%, 2/15/24	2,924,000	3,014,822
Enterprise Products Operating LLC, 4.85%, 3/15/44	3,231,000	3,321,368
Enterprise Products Operating LLC, 5.2%, 9/01/20	2,000,000	2,268,248
Enterprise Products Partners LP, 6.3%, 9/15/17	2,590,000	2,879,324
Enterprise Products Partners LP, 4.45%, 2/15/43	4,527,000	4,441,245
Enterprise Products Partners LP, 7.034% to 1/15/18, FRN to 1/15/68	1,472,000	1,595,280
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	4,303,000	5,030,306
Kinder Morgan Energy Partners LP, 5.3%, 9/15/20	3,745,000	4,132,836
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	100,000	100,741
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	3,627,000	4,218,734
Kinder Morgan Energy Partners LP, 6.5%, 9/01/39	1,000,000	1,095,987
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	5,922,000	5,826,709
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23	11,978,000	12,007,945
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24	3,290,000	3,403,176
NiSource Finance Corp., 3.85%, 2/15/23	10,894,000	11,382,226
NiSource Finance Corp., 4.8%, 2/15/44	4,239,000	4,671,793
ONEOK Partners LP, 2%, 10/01/17	7,668,000	7,673,536
ONEOK, Inc., 4.25%, 2/01/22	10,348,000	9,944,366
Plains All American Pipeline LP, 3.6%, 11/01/24	7,321,000	7,334,990
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	12,865,000	12,993,650
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)	1,257,000	1,263,976
Spectra Energy Capital LLC, 8%, 10/01/19	5,750,000	6,943,096
Sunoco Logistics Partners LP, 5.3%, 4/01/44	6,108,000	6,178,999
Sunoco Logistics Partners LP, 5.35%, 5/15/45	5,821,000	5,951,315
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)	1,065,000	1,067,663
Williams Cos., Inc., 3.7%, 1/15/23	13,106,000	12,392,313
Williams Cos., Inc., 5.75%, 6/24/44	7,000,000	6,585,425

		$206,406,021
Network & Telecom - 2.7%
AT&T, Inc., 4.75%, 5/15/46	$8,557,000	$8,365,631
CenturyLink, Inc., 7.6%, 9/15/39	9,237,000	9,237,000

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Verizon Communications, Inc., 2.625%, 2/21/20	$11,264,000	$11,391,880
Verizon Communications, Inc., 4.5%, 9/15/20	12,714,000	13,906,777
Verizon Communications, Inc., 5.05%, 3/15/34	8,076,000	8,620,395
Verizon Communications, Inc., 6%, 4/01/41	4,310,000	5,075,012
Verizon Communications, Inc., 6.55%, 9/15/43	15,460,000	19,343,784

		$75,940,479
Oils - 0.6%
Marathon Petroleum Corp., 4.75%, 9/15/44	$6,090,000	$6,093,758
Valero Energy Corp., 4.9%, 3/15/45	9,871,000	9,993,608

		$16,087,366
Other Banks & Diversified Financials - 3.3%
BPCE S.A., 4.5%, 3/15/25 (n)	$6,746,000	$6,801,405
Capital One Bank (USA) N.A., 3.375%, 2/15/23	8,400,000	8,444,999
Capital One Financial Corp., 3.75%, 4/24/24	7,016,000	7,254,298
Capital One Financial Corp., 1%, 11/06/15	12,000,000	12,014,016
Citigroup, Inc., 3.75%, 6/16/24	14,035,000	14,499,348
Discover Bank, 7%, 4/15/20	17,724,000	20,927,595
Discover Financial Services, 3.95%, 11/06/24	300,000	303,590
Discover Financial Services, 3.75%, 3/04/25	3,622,000	3,621,609
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	3,146,000	4,253,014
Macquarie Group Ltd., 3%, 12/03/18 (n)	8,905,000	9,150,912
U.S. Bancorp, 3%, 3/15/22	2,601,000	2,667,263
U.S. Bancorp, 2.95%, 7/15/22	3,423,000	3,435,884

		$93,373,933
Personal Computers & Peripherals - 0.5%
Equifax, Inc., 3.3%, 12/15/22	$14,996,000	$15,245,683

Pharmaceuticals - 5.2%
AbbVie, Inc., 1.75%, 11/06/17	$15,000,000	$15,077,775
Actavis Funding SCS, 4.85%, 6/15/44	2,342,000	2,383,599
Actavis Funding SCS, 4.75%, 3/15/45	2,271,000	2,295,842
Amgen, Inc., 2.3%, 6/15/16	3,000,000	3,044,376
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	4,933,000	5,085,513
Celgene Corp., 1.9%, 8/15/17	16,532,000	16,717,274
EMD Finance LLC, 2.95%, 3/19/22 (z)	12,593,000	12,776,719
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)	24,838,000	26,523,879
Gilead Sciences, Inc., 3.7%, 4/01/24	10,392,000	10,930,139
Gilead Sciences, Inc., 4.5%, 2/01/45	4,419,000	4,655,182
Hospira, Inc., 6.05%, 3/30/17	5,884,000	6,382,751
Hospira, Inc., 5.2%, 8/12/20	6,982,000	7,950,431
Mylan, Inc., 2.55%, 3/28/19	3,618,000	3,629,628

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Mylan, Inc., 3.125%, 1/15/23 (n)	$3,000,000	$2,945,289
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)	3,540,000	3,628,500
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	10,827,000	11,544,289
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	3,180,000	3,187,212
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	4,118,000	4,085,538
Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	4,240,000	4,216,540

		$147,060,476
Pollution Control - 0.3%
Republic Services, Inc., 5.25%, 11/15/21	$6,200,000	$7,075,552

Precious Metals & Minerals - 0.2%
Teck Resources Ltd., 5.4%, 2/01/43	$5,413,000	$4,676,047

Printing & Publishing - 0.4%
Gannett Co., Inc., 5.125%, 10/15/19	$10,838,000	$11,420,543

Railroad & Shipping - 1.1%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$11,151,000	$13,289,840
Canadian Pacific Railway Co., 4.5%, 1/15/22	6,058,000	6,645,311
CSX Corp., 7.375%, 2/01/19	5,360,000	6,394,244
CSX Corp., 4.4%, 3/01/43	4,000,000	4,219,184

		$30,548,579
Real Estate - Apartment - 0.1%
ERP Operating LP, REIT, 5.375%, 8/01/16	$2,950,000	$3,110,424
ERP Operating LP, REIT, 4.625%, 12/15/21	250,000	277,616

		$3,388,040
Real Estate - Healthcare - 0.2%
HCP, Inc., REIT, 3.875%, 8/15/24	$6,222,000	$6,321,235

Real Estate - Office - 0.5%
Boston Properties LP, REIT, 3.7%, 11/15/18	$6,162,000	$6,550,594
Boston Properties LP, REIT, 3.85%, 2/01/23	3,562,000	3,742,739
Vornado Realty LP, REIT, 2.5%, 6/30/19	3,697,000	3,738,100

		$14,031,433
Real Estate - Retail - 1.1%
DDR Corp., REIT, 3.625%, 2/01/25	$6,848,000	$6,797,208
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	9,465,000	9,478,630
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	5,828,000	7,515,626
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	7,340,000	8,098,861

		$31,890,325

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Restaurants - 0.3%
YUM! Brands, Inc., 5.35%, 11/01/43	$6,543,000	$7,029,865

Retailers - 3.4%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$9,077,000	$9,647,771
Best Buy Co., Inc., 5%, 8/01/18	8,415,000	8,857,629
Best Buy Co., Inc., 5.5%, 3/15/21	4,750,000	4,999,375
Dollar General Corp., 4.125%, 7/15/17	21,009,000	22,060,500
Gap, Inc., 5.95%, 4/12/21	23,607,000	27,273,545
Home Depot, Inc., 4.875%, 2/15/44	4,000,000	4,629,792
Limited Brands, Inc., 7%, 5/01/20	11,059,000	12,773,145
Limited Brands, Inc., 5.625%, 2/15/22	3,218,000	3,531,755
Wal-Mart Stores, Inc., 4.3%, 4/22/44	2,470,000	2,660,847

		$96,434,359
Specialty Chemicals - 0.8%
Ecolab, Inc., 3%, 12/08/16	$4,728,000	$4,871,750
Ecolab, Inc., 2.25%, 1/12/20	600,000	601,782
Ecolab, Inc., 4.35%, 12/08/21	4,000,000	4,395,332
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	10,704,000	11,694,120
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (n)	1,747,000	1,720,795

		$23,283,779
Telecommunications - Wireless - 1.5%
American Tower Corp., REIT, 4.5%, 1/15/18	$5,760,000	$6,163,384
American Tower Corp., REIT, 4.7%, 3/15/22	7,973,000	8,493,756
American Tower Corp., REIT, 3.5%, 1/31/23	3,999,000	3,928,062
CC Holdings GS V LLC, 2.381%, 12/15/17	5,000,000	5,050,980
Crown Castle International Corp., 5.25%, 1/15/23	4,570,000	4,824,092
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	1,615,000	1,839,819
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	1,400,000	1,532,700
SBA Tower Trust, 2.898%, 10/15/19 (n)	9,621,000	9,710,273

		$41,543,066
Tobacco - 1.9%
Altria Group, Inc., 4%, 1/31/24	$3,204,000	$3,388,896
B.A.T. International Finance PLC, 2.125%, 6/07/17 (n)	8,948,000	9,086,032
Lorillard Tobacco Co., 2.3%, 8/21/17	9,055,000	9,164,783
Lorillard Tobacco Co., 8.125%, 6/23/19	6,504,000	7,942,594
Lorillard Tobacco Co., 6.875%, 5/01/20	5,000,000	5,911,185
Philip Morris International, Inc., 4.875%, 11/15/43	7,949,000	8,849,304
Reynolds American, Inc., 6.75%, 6/15/17	7,310,000	8,077,301

		$52,420,095

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - 0.5%
ERAC USA Finance Co., 6.375%, 10/15/17 (n)	$1,400,000	$1,561,833
ERAC USA Finance Co., 7%, 10/15/37 (n)	3,679,000	4,819,608
ERAC USA Finance Co., 5.625%, 3/15/42 (n)	2,420,000	2,795,739
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	2,391,000	2,471,072
ERAC USA Finance LLC, 4.5%, 2/15/45 (n)	1,850,000	1,825,761

		$13,474,013
Utilities - Electric Power - 2.4%
Alabama Power Co., 4.15%, 8/15/44	$4,231,000	$4,472,751
American Electric Power Co., Inc., 1.65%, 12/15/17	8,244,000	8,291,312
Berkshire Hathaway Energy, 4.5%, 2/01/45	5,432,000	5,808,486
CMS Energy Corp., 6.25%, 2/01/20	6,891,000	8,068,114
CMS Energy Corp., 5.05%, 3/15/22	5,159,000	5,828,571
Dominion Resources, Inc., 2.5%, 12/01/19	3,550,000	3,607,830
DTE Electric Co., 3.7%, 3/15/45	2,077,000	2,056,255
Duke Energy Corp., 1.625%, 8/15/17	3,267,000	3,301,179
EDP Finance B.V., 5.25%, 1/14/21 (n)	3,324,000	3,579,250
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	2,663,000	2,782,654
PPL Capital Funding, Inc., 5%, 3/15/44	5,193,000	5,933,376
PPL Corp., 4.2%, 6/15/22	2,500,000	2,685,465
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	5,693,000	6,481,742
PSEG Power LLC, 5.32%, 9/15/16	1,727,000	1,824,004
Waterford 3 Funding Corp., 8.09%, 1/02/17	2,168,247	2,168,516

		$66,889,505
Total Bonds (Identified Cost, $2,518,078,063)		$2,616,490,113

Money Market Funds - 4.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	134,480,965	$134,480,965
Total Investments (Identified Cost, $2,652,559,028)		$2,750,971,078

Other Assets, Less Liabilities - 2.0%		54,769,579
Net Assets - 100.0%		$2,805,740,657

(d)	In default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $421,727,968 representing 15.0% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

23

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40	3/01/06	$1,660,755	$1,009,978
BlackRock Capital Finance LP, 7.75%, 9/25/26	10/10/96-1/03/97	206,437	10,810
EMD Finance LLC, 2.95%, 3/19/22	3/16/15	12,571,170	12,776,719
Falcon Franchise Loan LLC, FRN, 23.05%, 1/05/25	1/29/03	40,252	131,723
Molex Electronic Technologies LLC, 3.9%, 4/15/25	4/01/15	5,896,777	5,902,976
Total Restricted Securities			$19,832,206
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,518,078,063)	$2,616,490,113
Underlying affiliated funds, at cost and value	134,480,965
Total investments, at value (identified cost, $2,652,559,028)	$2,750,971,078
Receivables for
Investments sold	40,675,065
Fund shares sold	5,915,790
Interest	27,999,128
Other assets	10,003
Total assets	$2,825,571,064
Liabilities
Payables for
Distributions	$697,090
Investments purchased	14,588,539
Fund shares reacquired	3,011,143
Payable to affiliates
Investment adviser	44,741
Shareholder servicing costs	1,027,676
Distribution and service fees	44,303
Payable for independent Trustees’ compensation	38,494
Accrued expenses and other liabilities	378,421
Total liabilities	$19,830,407
Net assets	$2,805,740,657
Net assets consist of
Paid-in capital	$2,721,462,154
Unrealized appreciation (depreciation) on investments	98,412,050
Accumulated net realized gain (loss) on investments	(11,103,034)
Accumulated distributions in excess of net investment income	(3,030,513)
Net assets	$2,805,740,657
Shares of beneficial interest outstanding	198,926,401

25

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,572,022,172	111,403,640	$14.11
Class B	80,295,754	5,703,043	14.08
Class C	271,920,222	19,334,379	14.06
Class I	553,364,094	39,230,710	14.11
Class R1	7,978,489	566,877	14.07
Class R2	74,307,146	5,266,116	14.11
Class R3	69,695,968	4,939,251	14.11
Class R4	150,116,171	10,635,879	14.11
Class R5	26,040,641	1,846,506	14.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.74 [100 / 95.75 x $14.11]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$109,640,192
Dividends from underlying affiliated funds	106,733
Total investment income	$109,746,925
Expenses
Management fee	$10,334,428
Distribution and service fees	8,012,332
Shareholder servicing costs	3,567,870
Administrative services fee	414,693
Independent Trustees’ compensation	48,217
Custodian fee	234,825
Shareholder communications	559,531
Audit and tax fees	71,192
Legal fees	20,148
Miscellaneous	279,904
Total expenses	$23,543,140
Fees paid indirectly	(95)
Reduction of expenses by investment adviser and distributor	(206,203)
Net expenses	$23,336,842
Net investment income	$86,410,083
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$20,856,323
Change in unrealized appreciation (depreciation) on investments	$4,169,697
Net realized and unrealized gain (loss) on investments	$25,026,020
Change in net assets from operations	$111,436,103

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2015	2014
Change in net assets
From operations
Net investment income	$86,410,083	$85,968,428
Net realized gain (loss) on investments	20,856,323	4,611,412
Net unrealized gain (loss) on investments	4,169,697	(83,546,950)
Change in net assets from operations	$111,436,103	$7,032,890
Distributions declared to shareholders
From net investment income	$(94,218,312)	$(93,111,965)
From net realized gain on investments	—	(6,847,311)
Total distributions declared to shareholders	$(94,218,312)	$(99,959,276)
Change in net assets from fund share transactions	$168,773,940	$(541,774,012)
Total change in net assets	$185,991,731	$(634,700,398)
Net assets
At beginning of period	2,619,748,926	3,254,449,324
At end of period (including accumulated distributions in excess of net investment income of $3,030,513 and $2,567,399, respectively)	$2,805,740,657	$2,619,748,926

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.02	$14.38	$13.86	$13.64	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.44	$0.46	$0.59	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.28)	0.61	0.32	0.53
Total from investment operations	$0.59	$0.16	$1.07	$0.91	$1.21
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.48)	$(0.55)	$(0.69)	$(0.74)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.50)	$(0.52)	$(0.55)	$(0.69)	$(0.74)
Net asset value, end of period (x)	$14.11	$14.02	$14.38	$13.86	$13.64
Total return (%) (r)(s)(t)(x)	4.27	1.18	7.82	6.92	9.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.83	0.84	0.85
Expenses after expense reductions (f)	0.82	0.81	0.83	0.84	0.85
Net investment income	3.26	3.19	3.24	4.38	5.09
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$1,572,022	$1,489,744	$1,766,159	$1,350,525	$884,807

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.99	$14.35	$13.82	$13.60	$13.14
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.34	$0.35	$0.49	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.29)	0.62	0.32	0.52
Total from investment operations	$0.48	$0.05	$0.97	$0.81	$1.10
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)	$(0.44)	$(0.59)	$(0.64)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.41)	$(0.44)	$(0.59)	$(0.64)
Net asset value, end of period (x)	$14.08	$13.99	$14.35	$13.82	$13.60
Total return (%) (r)(s)(t)(x)	3.49	0.42	7.11	6.13	8.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.58	1.60	1.60
Expenses after expense reductions (f)	1.57	1.57	1.58	1.60	1.60
Net investment income	2.52	2.44	2.51	3.64	4.35
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$80,296	$87,094	$112,822	$89,789	$63,614

Class C	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.97	$14.33	$13.81	$13.58	$13.12
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.34	$0.35	$0.49	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.29)	0.61	0.33	0.52
Total from investment operations	$0.48	$0.05	$0.96	$0.82	$1.10
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)	$(0.44)	$(0.59)	$(0.64)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.41)	$(0.44)	$(0.59)	$(0.64)
Net asset value, end of period (x)	$14.06	$13.97	$14.33	$13.81	$13.58
Total return (%) (r)(s)(t)(x)	3.50	0.42	7.04	6.21	8.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.58	1.60	1.60
Expenses after expense reductions (f)	1.57	1.57	1.58	1.60	1.60
Net investment income	2.52	2.45	2.49	3.62	4.35
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$271,920	$276,008	$412,671	$280,260	$152,326

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.01	$14.38	$13.86	$13.64	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.47	$0.49	$0.62	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.29)	0.61	0.33	0.53
Total from investment operations	$0.63	$0.18	$1.10	$0.95	$1.24
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.51)	$(0.58)	$(0.73)	$(0.78)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.53)	$(0.55)	$(0.58)	$(0.73)	$(0.78)
Net asset value, end of period (x)	$14.11	$14.01	$14.38	$13.86	$13.64
Total return (%) (r)(s)(x)	4.60	1.36	8.09	7.18	9.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.58	0.60	0.60
Expenses after expense reductions (f)	0.57	0.57	0.58	0.60	0.60
Net investment income	3.50	3.43	3.44	4.58	5.31
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$553,364	$446,377	$666,992	$361,290	$114,736

Class R1	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.98	$14.34	$13.82	$13.59	$13.13
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.34	$0.36	$0.50	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.12	(0.29)	0.60	0.32	0.52
Total from investment operations	$0.48	$0.05	$0.96	$0.82	$1.10
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)	$(0.44)	$(0.59)	$(0.64)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.41)	$(0.44)	$(0.59)	$(0.64)
Net asset value, end of period (x)	$14.07	$13.98	$14.34	$13.82	$13.59
Total return (%) (r)(s)(x)	3.49	0.42	7.04	6.21	8.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.58	1.60	1.61
Expenses after expense reductions (f)	1.57	1.57	1.58	1.60	1.61
Net investment income	2.53	2.44	2.58	3.67	4.38
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$7,978	$21,548	$8,672	$10,894	$9,492

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.02	$14.38	$13.86	$13.63	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.41	$0.43	$0.56	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.29)	0.60	0.33	0.52
Total from investment operations	$0.55	$0.12	$1.03	$0.89	$1.17
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.44)	$(0.51)	$(0.66)	$(0.71)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.46)	$(0.48)	$(0.51)	$(0.66)	$(0.71)
Net asset value, end of period (x)	$14.11	$14.02	$14.38	$13.86	$13.63
Total return (%) (r)(s)(x)	4.01	0.93	7.56	6.73	9.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.08	1.10	1.10
Expenses after expense reductions (f)	1.07	1.07	1.08	1.10	1.10
Net investment income	3.01	2.94	3.03	4.15	4.85
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$74,307	$77,290	$73,594	$112,858	$66,050

Class R3	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.02	$14.38	$13.86	$13.63	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.44	$0.46	$0.60	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.28)	0.61	0.32	0.52
Total from investment operations	$0.59	$0.16	$1.07	$0.92	$1.20
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.48)	$(0.55)	$(0.69)	$(0.74)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.50)	$(0.52)	$(0.55)	$(0.69)	$(0.74)
Net asset value, end of period (x)	$14.11	$14.02	$14.38	$13.86	$13.63
Total return (%) (r)(s)(x)	4.27	1.18	7.82	6.99	9.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.83	0.85	0.85
Expenses after expense reductions (f)	0.82	0.82	0.83	0.84	0.85
Net investment income	3.26	3.19	3.26	4.40	5.11
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$69,696	$63,349	$68,674	$63,099	$50,351

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.02	$14.38	$13.87	$13.64	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.48	$0.49	$0.63	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.29)	0.60	0.33	0.52
Total from investment operations	$0.63	$0.19	$1.09	$0.96	$1.24
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.51)	$(0.58)	$(0.73)	$(0.78)
From net realized gain on investments	—	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.54)	$(0.55)	$(0.58)	$(0.73)	$(0.78)
Net asset value, end of period (x)	$14.11	$14.02	$14.38	$13.87	$13.64
Total return (%) (r)(s)(x)	4.53	1.43	8.01	7.26	9.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.58	0.59	0.60
Expenses after expense reductions (f)	0.57	0.57	0.58	0.59	0.60
Net investment income	3.51	3.44	3.46	4.65	5.34
Portfolio turnover	29	31	47	47	58
Net assets at end of period (000 omitted)	$150,116	$139,924	$144,755	$82,516	$71,481

Class R5	Years ended 4/30
	2015	2014	2013 (i)
Net asset value, beginning of period	$14.01	$14.38	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.49	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.29)	0.64
Total from investment operations	$0.64	$0.20	$1.10
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.53)	$(0.54)
From net realized gain on investments	—	(0.04)	—
Total distributions declared to shareholders	$(0.55)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$14.10	$14.01	$14.38
Total return (%) (r)(s)(x)	4.64	1.47	8.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.46	0.49	(a)
Expenses after expense reductions (f)	0.46	0.46	0.49	(a)
Net investment income	3.61	3.57	3.52	(a)
Portfolio turnover	29	31	47
Net assets at end of period (000 omitted)	$26,041	$18,414	$110

See Notes to Financial Statements

33

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (formerly MFS Bond Fund) (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 30, 2015, the fund’s name changed from MFS Bond Fund to MFS Corporate Bond Fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

35

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

36

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$38,612,330	$—	$38,612,330
U.S. Corporate Bonds	—	2,317,251,649	—	2,317,251,649
Residential Mortgage-Backed Securities	—	10,810	—	10,810
Commercial Mortgage-Backed Securities	—	8,810,735	—	8,810,735
Asset-Backed Securities (including CDOs)	—	4,643,897	—	4,643,897
Foreign Bonds	—	247,160,692	—	247,160,692
Mutual Funds	134,480,965	—	—	134,480,965
Total Investments	$134,480,965	$2,616,490,113	$—	$2,750,971,078

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

37

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. This amount, for the year ended April 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/15	4/30/14
Ordinary income (including any short-term capital gains)	$94,218,312	$93,943,452
Long-term capital gains	—	6,015,824
Total distributions	$94,218,312	$99,959,276

38

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/15
Cost of investments	$2,670,399,363
Gross appreciation	94,395,747
Gross depreciation	(13,824,032)
Net unrealized appreciation (depreciation)	$80,571,715
Undistributed ordinary income	6,187,096
Undistributed long-term capital gain	6,126,125
Other temporary differences	(8,606,433)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/15	Year ended 4/30/14	Year ended 4/30/15	Year ended 4/30/14
Class A	$53,604,517	$53,148,200	$—	$3,871,277
Class B	2,346,924	2,582,791	—	239,402
Class C	7,568,963	8,682,243	—	781,584
Class I	19,142,637	18,422,661	—	1,190,840
Class R1	391,876	420,365	—	56,140
Class R2	2,532,403	2,348,500	—	197,280
Class R3	2,428,325	2,202,412	—	161,162
Class R4	5,388,337	5,036,516	—	341,464
Class R5	814,330	268,277	—	8,162
Total	$94,218,312	$93,111,965	$—	$6,847,311

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

39

Notes to Financial Statements – continued

Board of Trustees. For the year ended April 30, 2015, this management fee reduction amounted to $154,349, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,003,066 for the year ended April 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,777,503
Class B	0.75%	0.25%	1.00%	1.00%	837,805
Class C	0.75%	0.25%	1.00%	1.00%	2,701,432
Class R1	0.75%	0.25%	1.00%	1.00%	140,856
Class R2	0.25%	0.25%	0.50%	0.50%	383,808
Class R3	—	0.25%	0.25%	0.25%	170,928
Total Distribution and Service Fees					$8,012,332

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2015, this rebate amounted to $48,660, $109, $255 and $145 for Class A, Class B, Class C and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All

40

Notes to Financial Statements – continued

contingent deferred sales charges are paid to MFD and during the year ended April 30, 2015, were as follows:

Amount
Class A	$36,869
Class B	143,734
Class C	19,332

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2015, the fee was $425,726, which equated to 0.0158% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,142,144.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,342 and the Retirement Deferral plan resulted in an expense of $1,657. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2015. The liability for deferred retirement

41

Notes to Financial Statements – continued

benefits payable to certain independent Trustees under both plans amounted to $38,364 at April 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended April 30, 2015, the aggregate fees paid by the fund under these agreements were $11,065 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,685, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2015, purchases and sales of investments, other than short-term obligations, aggregated $888,298,017 and $746,283,012, respectively.

42

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,084,416	$367,599,057	24,759,690	$343,206,554
Class B	476,603	6,702,885	446,283	6,190,909
Class C	3,516,001	49,364,556	2,936,389	40,649,612
Class I	17,406,902	245,290,978	12,777,304	176,816,182
Class R1	219,380	3,079,119	1,310,320	18,045,204
Class R2	1,277,464	18,000,209	2,113,552	29,226,264
Class R3	1,381,026	19,475,531	1,197,626	16,502,944
Class R4	2,569,496	36,265,252	2,212,960	30,612,467
Class R5	892,208	12,527,476	1,390,309	19,168,868
	53,823,496	$758,305,063	49,144,433	$680,419,004

Shares issued to shareholders in reinvestment of distributions
Class A	3,581,438	$50,526,530	3,806,918	$52,628,224
Class B	156,977	2,209,322	189,931	2,619,314
Class C	429,853	6,043,118	525,823	7,242,351
Class I	1,054,900	14,878,458	1,032,533	14,269,198
Class R1	26,980	379,344	34,364	474,437
Class R2	169,843	2,395,510	174,120	2,407,755
Class R3	171,996	2,426,065	170,907	2,362,624
Class R4	381,383	5,381,743	388,839	5,377,959
Class R5	57,736	814,330	19,889	276,439
	6,031,106	$85,054,420	6,343,324	$87,658,301

Shares reacquired
Class A	(24,536,039)	$(345,689,967)	(45,113,417)	$(622,809,502)
Class B	(1,157,964)	(16,277,128)	(2,273,542)	(31,308,059)
Class C	(4,368,603)	(61,327,660)	(12,505,742)	(171,810,327)
Class I	(11,085,698)	(156,145,720)	(28,352,689)	(391,125,550)
Class R1	(1,220,779)	(17,147,404)	(408,018)	(5,622,560)
Class R2	(1,695,036)	(23,865,433)	(1,891,749)	(26,167,164)
Class R3	(1,132,893)	(15,971,188)	(1,625,073)	(22,422,443)
Class R4	(2,294,365)	(32,273,540)	(2,686,117)	(37,149,430)
Class R5	(417,845)	(5,887,503)	(103,437)	(1,436,282)
	(47,909,222)	$(674,585,543)	(94,959,784)	$(1,309,851,317)

43

Notes to Financial Statements – continued

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Net change
Class A	5,129,815	$72,435,620	(16,546,809)	$(226,974,724)
Class B	(524,384)	(7,364,921)	(1,637,328)	(22,497,836)
Class C	(422,749)	(5,919,986)	(9,043,530)	(123,918,364)
Class I	7,376,104	104,023,716	(14,542,852)	(200,040,170)
Class R1	(974,419)	(13,688,941)	936,666	12,897,081
Class R2	(247,729)	(3,469,714)	395,923	5,466,855
Class R3	420,129	5,930,408	(256,540)	(3,556,875)
Class R4	656,514	9,373,455	(84,318)	(1,159,004)
Class R5	532,099	7,454,303	1,306,761	18,009,025
	11,945,380	$168,773,940	(39,472,027)	$(541,774,012)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2015, the fund’s commitment fee and interest expense were $8,653 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	139,940,086	725,968,291	(731,427,412)	134,480,965

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$106,733	$134,480,965

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund (formerly MFS Bond Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Corporate Bond Fund (formerly MFS Bond Fund) (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Corporate Bond Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2015

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

49

Trustees and Officers – continued

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,501,086 as capital gain dividends paid during the fiscal year.

51

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2015

MFS® LIMITED MATURITY FUND

MQL-ANN

MFS® LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic expansion slowed in early 2015 as the pace of U.S. growth decelerated sharply. Harsh weather hurt U.S. domestic demand, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady downturn in China’s pace of growth and ongoing sluggishness in Japan.

Asian and European central banks are making concerted stimulus efforts. The European Central Bank’s quantitative easing program shows early signs of gaining traction. The People’s Bank of China has introduced a series of targeted monetary policy actions. The Bank of Japan remains focused on its target of 2% consumer price inflation.

With little sign of inflation, the U.S. Federal Reserve has remained accommodative in the face of these global headwinds, though interest rate increases are expected to begin later this year.

The world’s financial markets have become increasingly complex in recent years. Now more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	69.5%
Asset-Backed Securities	12.3%
Non-U.S. Government Bonds	5.9%
Emerging Markets Bonds	3.2%
U.S. Treasury Securities	3.2%
Mortgage-Backed Securities	2.0%
Collateralized Debt Obligations	1.1%
Commercial Mortgage-Backed Securities	0.8%
U.S. Government Agencies	0.8%
Municipal Bonds	0.5%
High Yield Corporates	0.4%
Residential Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	17.7%
AA	11.9%
A	34.9%
BBB	28.3%
BB	0.4%
B	0.2%
CCC (o)	0.0%
CC	0.1%
C	0.3%
D	0.1%
U.S. Government	3.2%
Federal Agencies	2.8%
Not Rated (o)	0.0%
Cash & Other	0.1%

Portfolio facts (i)
Average Duration (d)	1.4
Average Effective Maturity (m)	2.0 yrs.

Issuer country weightings (i)(x)
United States	63.3%
United Kingdom	4.8%
France	4.0%
Netherlands	3.4%
Australia	3.3%
Japan	3.1%
Sweden	2.9%
Germany	2.8%
Canada	2.7%
Other Countries	9.7%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2015, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 0.61%, at net asset value. This compares with a return of 1.05% for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement of non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening is likely to occur later in 2015.

Factors Affecting Performance

Relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s greater exposure to “BBB” and “A” rated (r) securities detracted from performance as these credit quality sectors turned in weak performance for the reporting period.

A greater exposure to corporate bonds in both the finance and industrial sectors strengthened relative performance.

Respectfully,

James Calmas Portfolio Manager

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the

4

Management Review – continued

highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	0.61%	1.61%	2.67%	N/A
B	9/07/93	(0.14)%	0.85%	1.91%	N/A
C	7/01/94	(0.24)%	0.75%	1.80%	N/A
I	1/02/97	0.76%	1.72%	2.80%	N/A
R1	4/01/05	(0.24)%	0.75%	1.78%	N/A
R2	10/31/03	0.36%	1.35%	2.37%	N/A
R3	4/01/05	0.68%	1.54%	2.52%	N/A
R4	4/01/05	0.77%	1.76%	2.79%	N/A
R5	9/04/12	0.85%	N/A	N/A	1.09%
529A	7/31/02	0.56%	1.55%	2.50%	N/A
529B	7/31/02	(0.37)%	0.77%	1.76%	N/A
529c	7/31/02	(0.45)%	0.65%	1.67%	N/A
Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		1.05%	1.31%	2.89%	N/A
Average annual with sales charge
A With initial Sales Charge (2.50%)		(1.90)%	1.09%	2.41%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.12)%	0.47%	1.91%	N/A
C With CDSC (1% for 12 months) (v)		(1.23)%	0.75%	1.80%	N/A
529A With initial Sales Charge (2.50%)		(1.95)%	1.03%	2.24%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.34)%	0.40%	1.76%	N/A
529C With CDSC (1% for 12 months) (v)		(1.45)%	0.65%	1.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2014 through April 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Expenses Paid During Period (p) 11/01/14-4/30/15
A	Actual	0.78%	$1,000.00	$1,003.74	$3.88
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
B	Actual	1.53%	$1,000.00	$999.97	$7.59
	Hypothetical (h)	1.53%	$1,000.00	$1,017.21	$7.65
C	Actual	1.63%	$1,000.00	$999.48	$8.08
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
I	Actual	0.62%	$1,000.00	$1,004.49	$3.08
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
R1	Actual	1.63%	$1,000.00	$999.48	$8.08
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
R2	Actual	1.03%	$1,000.00	$1,002.48	$5.11
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
R3	Actual	0.88%	$1,000.00	$1,004.90	$4.37
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
R4	Actual	0.62%	$1,000.00	$1,004.49	$3.08
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
R5	Actual	0.52%	$1,000.00	$1,005.00	$2.59
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
529A	Actual	0.82%	$1,000.00	$1,003.49	$4.07
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
529B	Actual	1.59%	$1,000.00	$997.98	$7.88
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
529C	Actual	1.67%	$1,000.00	$997.58	$8.27
	Hypothetical (h)	1.67%	$1,000.00	$1,016.51	$8.35

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.5%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 14.4%
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 11/08/16	$94,068	$94,067
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.46%, 10/10/17	2,844,638	2,843,227
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/18	3,680,000	3,680,548
ARI Fleet Lease Trust, “A”, FRN, 0.731%, 3/15/20 (n)	551,175	551,073
ARI Fleet Lease Trust, “A”, FRN, 0.482%, 1/15/21 (n)	1,827,770	1,824,513
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	2,188,696	2,187,952
Babson Ltd., CLO, “A1”, FRN, 0.5%, 1/18/21 (z)	2,055,812	2,030,612
Bayview Commercial Asset Trust, FRN, 0.491%, 8/25/35 (z)	751,276	682,313
Bayview Commercial Asset Trust, FRN, 0.451%, 4/25/36 (z)	659,055	588,429
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	3,301,930	0
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/36	1,683,926	1,684,924
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41 (d)(q)	317,877	329,449
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40 (z)	795,233	483,617
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	2,431,951	2,431,934
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.501%, 2/21/17	6,348,000	6,348,749
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.561%, 3/21/16	926,694	926,815
Carmax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/18	6,300,000	6,302,860
Cent CDO XI Ltd., “A1”, FRN, 0.537%, 4/25/19 (n)	3,131,734	3,100,485
Chesapeake Funding LLC, “A”, FRN, 0.93%, 11/07/23 (n)	1,270,683	1,271,351
Chesapeake Funding LLC, “A”, FRN, 0.63%, 1/07/25 (n)	3,615,386	3,616,966
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.68%, 2/07/27 (n)	4,990,000	4,991,732
Chrysler Capital Auto Receivables Trust 2015-A, 0.81%, 11/15/17 (z)	6,530,000	6,529,177
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	1,520,000	1,595,807
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	487,923	487,958
CNH Equipment Trust, “A2”, 0.63%, 12/15/17	7,200,000	7,201,166
CNH Wholesale Master Note Trust, “A”, FRN, 0.781%, 8/15/19 (n)	8,000,000	8,006,376
Commercial Mortgage Asset Trust, FRN, 0.631%, 1/17/32 (i)(z)	2,706,218	11,442
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.147%, 9/15/39	1,884,047	2,013,148
Credit-Based Asset Servicing & Securitization LLC, 4.182%, 12/25/35	649,666	642,953

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.075%, 1/25/37 (d)(q)	$2,444,923	$1,308,538
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.027%, 3/25/37 (d)(q)	3,528,161	2,154,447
CWCapital Cobalt Ltd., “A4”, FRN, 5.958%, 5/15/46	2,668,487	2,864,858
DT Auto Owner Trust, 0.98%, 4/16/18 (n)	4,080,510	4,078,910
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	5,062,097	5,061,996
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/19 (n)	3,373,318	3,382,550
Ford Credit Auto Lease Trust, 2013-B, “A2A”, 0.59%, 1/15/16	165,102	165,106
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	1,498,000	1,524,551
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (n)	6,367,000	6,479,486
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.582%, 1/15/20	5,870,000	5,875,647
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.561%, 7/20/19	7,300,000	7,293,459
GE Equipment Small Ticket LLC, “A2”, 0.73%, 1/25/16 (n)	36,437	36,441
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	1,738,549	1,738,727
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	6,198,590	6,196,786
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.495%, 6/17/21 (z)	3,531,519	3,502,018
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.731%, 12/10/27 (n)	5,735,543	5,736,444
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/17	3,330,000	3,331,175
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 3/15/16 (n)	941,642	941,692
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (z)	7,550,000	7,558,743
IMPAC CMB Trust, FRN, 0.921%, 11/25/34	244,908	232,345
IMPAC CMB Trust, FRN, 1.101%, 11/25/34	257,798	239,786
IMPAC Secured Assets Corp., FRN, 0.531%, 5/25/36	664,310	642,915
Interstar Millennium Trust, FRN, 0.671%, 3/14/36	184,283	178,076
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	3,619,777	3,827,447
Kingsland III Ltd., “A1”, CDO, FRN, 0.478%, 8/24/21 (n)	1,740,013	1,732,313
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.607%, 5/15/21 (z)	3,631,026	3,601,211
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (n)	2,001,986	2,000,745
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/17 (n)	5,140,000	5,140,164
LB Commercial Conduit Mortgage Trust, FRN, 1.581%, 10/15/35 (i)	2,219,999	80,881
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.502%, 2/15/17	4,960,000	4,960,000
Merrill Lynch Mortgage Investors, Inc., 4.356%, 2/25/37 (d)(q)	1,977,047	421,623

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I, Inc., FRN, 1.707%, 3/15/31 (i)(z)	$279,446	$11
Motor PLC, 2014-1A, “A1”, FRN, 0.661%, 8/25/21 (n)	2,353,979	2,356,523
Motor PLC, 2015-1A, “A1”, FRN, 0.804%, 6/25/22 (n)	4,765,000	4,770,850
Nissan Auto Lease Trust, 2013-B, “A2B”, FRN, 0.452%, 1/15/16	715,283	715,293
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.482%, 2/15/18	7,030,000	7,030,569
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/37 (d)(q)	1,190,649	1,178,039
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.36%, 12/25/36 (d)(q)	1,842,956	1,143,412
Race Point CLO Ltd., “A1A”, FRN, 0.478%, 8/01/21 (n)	2,322,454	2,312,560
Santander Drive Auto Receivable Trust, “A2”, 0.66%, 6/15/17	1,872,085	1,872,038
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	4,924,002	4,943,600
Thornburg Mortgage Securities Trust, FRN, 0.861%, 4/25/43	801,316	782,708
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/17	3,480,000	3,481,326
Tricon American Homes 2015 -SFR1, Trust “1A”, FRN, 1.43%, 6/17/32 (z)	2,340,000	2,343,379
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.391%, 10/20/16	2,190,258	2,189,288
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.531%, 7/22/19 (n)	11,000,000	10,979,408
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	2,504,809	2,503,992

		$213,351,719
Automotive - 5.0%
American Honda Finance Corp., 1%, 8/11/15 (n)	$3,060,000	$3,065,673
American Honda Finance Corp., FRN, 0.636%, 5/26/16 (n)	3,570,000	3,582,231
American Honda Finance Corp., FRN, 0.771%, 10/07/16	3,010,000	3,023,867
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	2,680,000	2,743,095
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	3,810,000	3,856,086
Daimler Finance North America LLC, FRN, 0.958%, 8/01/16 (n)	5,040,000	5,067,992
Daimler Finance North America LLC, FRN, 0.618%, 8/01/17 (n)	4,000,000	3,992,896
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	3,170,000	3,260,846
Ford Motor Credit Co. LLC, FRN, 0.784%, 9/08/17	4,890,000	4,866,200
Ford Motor Credit Co. LLC, FRN, 1.214%, 1/09/18	2,600,000	2,606,765
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	4,620,000	4,742,120
Hyundai Capital America, 1.625%, 10/02/15 (n)	4,490,000	4,506,168
Hyundai Capital America, 2%, 3/19/18 (n)	4,941,000	4,975,592
Nissan Motor Acceptance Corp., FRN, 0.969%, 9/26/16 (n)	5,500,000	5,533,154
Nissan Motor Acceptance Corp., FRN, 0.812%, 3/03/17 (n)	3,030,000	3,038,217
Toyota Motor Credit Corp., 3.2%, 6/17/15	1,270,000	1,274,662
Toyota Motor Credit Corp., FRN, 0.664%, 1/17/19	5,320,000	5,319,596

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Volkswagen Group of America Finance LLC, FRN, 0.632%, 5/23/17 (n)	$3,620,000	$3,619,895
Volkswagen Group of America Finance LLC, FRN, 0.713%, 11/20/17 (n)	3,000,000	3,000,693
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	2,580,000	2,587,732

		$74,663,480
Banks & Diversified Financials (Covered Bonds) - 1.4%
Australia & New Zealand Banking Group, FRN, 0.881%, 10/06/15 (n)	$1,940,000	$1,944,024
BNP Paribas Home Loan, 2.2%, 11/02/15 (n)	4,260,000	4,295,188
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	2,540,000	2,542,616
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	3,800,000	3,818,453
Norddeutsche Landesbank, 0.875%, 10/16/15 (n)	2,400,000	2,403,566
Royal Bank of Canada, 1.125%, 7/22/16	3,700,000	3,718,607
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	2,260,000	2,306,280

		$21,028,734
Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$1,862,000	$1,867,290

Brokerage & Asset Managers - 0.4%
BlackRock, Inc., 1.375%, 6/01/15	$1,740,000	$1,741,121
Franklin Resources, Inc., 1.375%, 9/15/17	1,222,000	1,226,755
NYSE Euronext, 2%, 10/05/17	3,266,000	3,311,763

		$6,279,639
Business Services - 0.4%
Cisco Systems, Inc., FRN, 0.542%, 3/03/17	$6,150,000	$6,168,801

Cable TV - 0.3%
DIRECTV Holdings LLC, 2.4%, 3/15/17	$3,360,000	$3,419,119
NBCUniversal Enterprise Co., FRN, 0.812%, 4/15/16 (n)	1,450,000	1,453,928

		$4,873,047
Chemicals - 0.7%
CF Industries, Inc., 6.875%, 5/01/18	$6,972,000	$7,939,442
LyondellBasell Industries N.V., 5%, 4/15/19	1,740,000	1,912,474

		$9,851,916
Computer Software - 0.1%
Intuit, Inc., 5.75%, 3/15/17	$1,220,000	$1,317,180

Computer Software - Systems - 0.3%
Apple, Inc., FRN, 0.528%, 5/03/18	$3,720,000	$3,731,063

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - 1.2%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$1,659,000	$1,674,996
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	7,957,000	8,090,463
General Electric Co., 0.85%, 10/09/15	1,260,000	1,262,785
Pentair Finance S.A., 1.35%, 12/01/15	4,610,000	4,619,704
United Technologies Corp., FRN, 0.762%, 6/01/15	2,560,000	2,561,055

		$18,209,003
Consumer Products - 1.5%
Clorox Co., 5.95%, 10/15/17	$1,305,000	$1,448,588
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 6/29/17 (n)	1,133,000	1,143,705
Mattel, Inc., 1.7%, 3/15/18	1,041,000	1,038,860
Mattel, Inc., 2.5%, 11/01/16	2,030,000	2,061,333
Newell Rubbermaid, Inc., 2.05%, 12/01/17	2,748,000	2,770,152
Newell Rubbermaid, Inc., 2.875%, 12/01/19	4,240,000	4,326,547
Procter & Gamble Co., 0.75%, 11/04/16	3,410,000	3,417,458
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	5,585,000	5,682,531

		$21,889,174
Consumer Services - 0.8%
eBay, Inc., 1.35%, 7/15/17	$3,482,000	$3,475,384
Experian Finance PLC, 2.375%, 6/15/17 (n)	3,189,000	3,220,963
Western Union Co., 2.375%, 12/10/15	1,970,000	1,986,493
Western Union Co., FRN, 1.262%, 8/21/15	3,800,000	3,806,221

		$12,489,061
Electrical Equipment - 0.6%
Amphenol Corp., 1.55%, 9/15/17	$2,270,000	$2,276,131
Arrow Electronics, Inc., 3%, 3/01/18	1,326,000	1,360,713
Molex Electronic Technologies LLC, 2.878%, 4/15/20 (z)	4,611,000	4,618,322

		$8,255,166
Electronics - 1.7%
Applied Materials, Inc., 2.65%, 6/15/16	$1,670,000	$1,703,201
Intel Corp., 1.35%, 12/15/17	6,765,000	6,800,029
Lam Research Corp., 2.75%, 3/15/20	2,303,000	2,311,947
Tyco Electronics Group S.A., 2.375%, 12/17/18	1,500,000	1,528,685
Tyco Electronics Group S.A., FRN, 0.479%, 1/29/16	10,000,000	10,000,000
Xilinx, Inc., 2.125%, 3/15/19	2,410,000	2,419,982

		$24,763,844
Emerging Market Quasi-Sovereign - 1.1%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$3,570,000	$3,566,077
Korea Development Bank, 1%, 1/22/16	3,000,000	3,004,260
Korea Gas Corp., 2.25%, 7/25/17 (n)	2,750,000	2,777,525

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleos Mexicanos, 3.125%, 1/23/19	$2,522,000	$2,572,440
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	4,456,000	4,433,854

		$16,354,156
Energy - Independent - 1.0%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$7,090,000	$7,878,536
Apache Corp., 6.9%, 9/15/18	2,183,000	2,526,362
Canadian Natural Resources Ltd., FRN, 0.648%, 3/30/16	1,560,000	1,557,863
Southwestern Energy Co., 7.5%, 2/01/18	2,220,000	2,508,564

		$14,471,325
Energy - Integrated - 2.0%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$4,300,000	$4,409,813
BP Capital Markets PLC, 3.125%, 10/01/15	5,300,000	5,357,828
BP Capital Markets PLC, 0.7%, 11/06/15	1,142,000	1,143,068
BP Capital Markets PLC, 2.521%, 1/15/20	3,049,000	3,118,740
Chevron Corp., 0.889%, 6/24/16	1,770,000	1,776,924
Chevron Corp., 1.104%, 12/05/17	3,658,000	3,661,237
Shell International Finance B.V., 1.125%, 8/21/17	3,430,000	3,442,177
Shell International Finance B.V., FRN, 0.483%, 11/15/16	2,740,000	2,744,979
Total Capital International S.A., 1.5%, 2/17/17	1,670,000	1,690,265
Total Capital S.A., 3%, 6/24/15	2,810,000	2,820,217

		$30,165,248
Financial Institutions - 1.2%
General Electric Capital Corp., FRN, 0.867%, 12/11/15	$2,500,000	$2,508,770
General Electric Capital Corp., FRN, 0.874%, 1/08/16	3,270,000	3,282,966
General Electric Capital Corp., FRN, 0.507%, 1/14/16	6,750,000	6,757,898
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	3,370,000	3,449,977
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	1,208,000	1,217,193

		$17,216,804
Food & Beverages - 5.4%
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	$1,260,000	$1,262,980
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	5,370,000	5,410,893
Coca-Cola Co., FRN, 0.378%, 11/01/16	3,120,000	3,122,315
Diageo Capital PLC, 1.5%, 5/11/17	2,750,000	2,775,289
General Mills, Inc., 1.4%, 10/20/17	5,400,000	5,409,364
Heineken N.V., 0.8%, 10/01/15 (n)	2,810,000	2,812,456
Ingredion, Inc., 3.2%, 11/01/15	1,025,000	1,035,031
Ingredion, Inc., 1.8%, 9/25/17	2,092,000	2,089,161
J.M. Smucker Co., 1.75%, 3/15/18 (n)	1,750,000	1,756,631
Kellogg Co., 4.45%, 5/30/16	1,209,000	1,255,175
Kraft Foods Group, Inc., 1.625%, 6/04/15	5,170,000	5,174,436

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 6.125%, 8/23/18	$7,435,000	$8,419,952
Molson Coors Brewing Co., 2%, 5/01/17	3,330,000	3,368,854
PepsiCo, Inc., 2.5%, 5/10/16	3,400,000	3,469,812
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	7,690,000	7,891,686
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	2,060,000	2,102,067
SABMiller Holdings, Inc., FRN, 0.968%, 8/01/18 (n)	5,700,000	5,716,342
Tyson Foods, Inc., 6.6%, 4/01/16	5,550,000	5,830,758
Tyson Foods, Inc., 2.65%, 8/15/19	3,257,000	3,322,922
Want Want China Finance Co., 1.875%, 5/14/18 (n)	3,190,000	3,156,865
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	3,712,000	3,727,661
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	525,000	536,343

		$79,646,993
Food & Drug Stores - 0.7%
CVS Health Corp., 3.25%, 5/18/15	$2,372,000	$2,375,451
CVS Health Corp., 1.2%, 12/05/16	2,800,000	2,817,228
Walgreen Co., 1.8%, 9/15/17	5,860,000	5,915,852

		$11,108,531
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$3,473,000	$3,548,979

Insurance - 2.7%
Aflac, Inc., 3.45%, 8/15/15	$3,840,000	$3,868,093
American International Group, Inc., 5.85%, 1/16/18	1,525,000	1,699,085
American International Group, Inc., 2.3%, 7/16/19	6,090,000	6,156,308
Lincoln National Corp., 4.3%, 6/15/15	2,060,000	2,068,524
MetLife Global Funding I, FRN, 0.651%, 4/10/17 (n)	4,820,000	4,830,681
MetLife, Inc., 1.756%, 12/15/17	1,199,000	1,214,157
Metropolitan Life Global Funding I, 2%, 4/14/20 (z)	4,840,000	4,819,023
Metropolitan Life Global Funding I, 0.805%, 7/15/16 (n)	4,570,000	4,591,150
PRICOA Global Funding I, FRN, 0.546%, 8/19/15 (n)	2,590,000	2,590,948
Prudential Financial, Inc., FRN, 1.053%, 8/15/18	3,690,000	3,711,417
UnumProvident Corp., 6.85%, 11/15/15 (n)	1,539,000	1,586,226
Voya Financial, Inc., 2.9%, 2/15/18	2,515,000	2,590,022

		$39,725,634
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 11/15/17	$674,000	$677,348
Wellpoint, Inc., 1.25%, 9/10/15	2,400,000	2,404,927

		$3,082,275
Insurance - Property & Casualty - 0.6%
ACE Ltd., 2.6%, 11/23/15	$2,890,000	$2,919,839
Aon Corp., 3.5%, 9/30/15	3,200,000	3,235,971

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	$3,180,000	$3,214,497

		$9,370,307
International Market Quasi-Sovereign - 3.4%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	$4,070,000	$4,098,295
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	5,210,000	5,242,432
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	2,070,000	2,115,130
Electricite de France, 2.15%, 1/22/19 (n)	3,953,000	3,996,368
FMS Wertmanagement, 0.625%, 4/18/16	3,360,000	3,365,376
KfW Bankengruppe, 0.5%, 9/30/15	3,400,000	3,403,876
Kommunalbanken A.S., 1.75%, 10/05/15 (n)	1,000,000	1,005,810
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	3,860,000	3,865,620
Kommunalbanken A.S., FRN, 0.408%, 10/31/16 (n)	4,360,000	4,363,231
Landwirtschaftliche Rentenbank, 3.125%, 1/15/16 (n)	1,700,000	1,732,589
Municipality Finance PLC, 2.375%, 5/16/16	3,410,000	3,475,806
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	3,480,000	3,488,596
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	3,160,000	3,190,064
Statoil A.S.A., 1.8%, 11/23/16	2,350,000	2,385,466
Statoil A.S.A., FRN, 0.563%, 5/15/18	1,205,000	1,201,032
Statoil A.S.A., FRN, 0.736%, 11/08/18	3,010,000	3,009,991

		$49,939,682
International Market Sovereign - 0.9%
Kingdom of Denmark, 0.875%, 3/20/17 (n)	$6,840,000	$6,860,041
Kingdom of Sweden, 1%, 2/27/18 (n)	3,500,000	3,497,204
Republic of Iceland, 4.875%, 6/16/16 (n)	3,494,000	3,626,936

		$13,984,181
Internet - 0.2%
Baidu, Inc., 3.25%, 8/06/18	$892,000	$924,273
Baidu, Inc., 2.75%, 6/09/19	2,189,000	2,211,904

		$3,136,177
Local Authorities - 1.1%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$5,440,000	$5,439,026
Kommuninvest i Sverige AB, 0.875%, 12/13/16 (n)	6,350,000	6,370,955
Province of Ontario, 2.3%, 5/10/16	4,700,000	4,783,792

		$16,593,773
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 5/29/15	$1,260,000	$1,260,499

Major Banks - 14.1%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$6,820,000	$7,150,790
ABN AMRO Bank N.V., FRN, 0.674%, 6/06/16 (n)	3,100,000	3,096,943

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 1.5%, 10/09/15	$3,060,000	$3,069,651
Bank of America Corp., 1.25%, 1/11/16	5,250,000	5,264,527
Bank of America Corp., 6.5%, 8/01/16	2,625,000	2,790,869
Bank of America Corp., 6%, 9/01/17	8,000,000	8,757,136
Bank of America Corp., 6.875%, 4/25/18	4,213,000	4,804,893
Bank of America Corp., FRN, 0.551%, 6/15/16	1,910,000	1,903,156
Bank of Montreal, FRN, 0.874%, 4/09/18	1,990,000	2,002,109
Bank of Nova Scotia, FRN, 0.795%, 7/15/16	1,990,000	1,999,449
Barclays Bank PLC, 2.5%, 2/20/19	4,500,000	4,586,216
BNP Paribas, FRN, 0.858%, 12/12/16	1,280,000	1,284,244
BNP Paribas, FRN, 0.751%, 3/17/17	3,010,000	3,014,292
Canadian Imperial Bank of Commerce, FRN, 0.795%, 7/18/16	2,270,000	2,280,033
Commonwealth Bank of Australia, FRN, 0.77%, 9/20/16 (n)	4,820,000	4,836,991
Commonwealth Bank of Australia, FRN, 0.63%, 3/13/17 (n)	1,510,000	1,510,758
Commonwealth Bank of Australia, FRN, 0.534%, 9/08/17 (n)	6,000,000	5,996,946
Credit Suisse New York, 1.75%, 1/29/18	3,950,000	3,959,034
DBS Bank Ltd., 2.35%, 2/28/17 (n)	4,010,000	4,079,549
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	4,190,000	4,333,470
Goldman Sachs Group, Inc., 1.6%, 11/23/15	3,690,000	3,708,498
Goldman Sachs Group, Inc., FRN, 1.478%, 4/30/18	2,310,000	2,343,939
Goldman Sachs Group, Inc., FRN, 1.373%, 11/15/18	5,420,000	5,479,918
Goldman Sachs Group, Inc., FRN, 1.297%, 10/23/19	5,010,000	5,050,907
HSBC Bank PLC, 3.1%, 5/24/16 (n)	2,520,000	2,584,693
HSBC Bank PLC, FRN, 0.913%, 5/15/18 (n)	5,132,000	5,155,007
Huntington National Bank, FRN, 0.703%, 4/24/17	7,240,000	7,230,125
ING Bank N.V., 1.8%, 3/16/18 (n)	1,740,000	1,749,022
ING Bank N.V., 3.75%, 3/07/17 (n)	2,644,000	2,760,407
ING Bank N.V., FRN, 1.214%, 3/07/16 (n)	1,450,000	1,457,518
ING Bank N.V., FRN, 1.907%, 9/25/15 (n)	3,680,000	3,700,468
JPMorgan Chase & Co., 2%, 8/15/17	2,087,000	2,119,995
JPMorgan Chase & Co., 2.2%, 10/22/19	5,340,000	5,339,375
JPMorgan Chase & Co., FRN, 0.881%, 2/26/16	2,500,000	2,505,053
KeyCorp, 3.75%, 8/13/15	3,850,000	3,882,178
Mizuho Bank Ltd., FRN, 0.717%, 9/25/17 (n)	2,500,000	2,495,105
Morgan Stanley, 2.65%, 1/27/20	3,780,000	3,823,164
Morgan Stanley, FRN, 1.512%, 2/25/16	3,410,000	3,432,738
Morgan Stanley, FRN, 1.017%, 7/23/19	7,840,000	7,829,494
Nordea Bank AB, FRN, 0.736%, 5/13/16 (n)	2,802,000	2,809,997
Nordea Bank AB, FRN, 0.631%, 4/04/17 (n)	2,900,000	2,902,529
PNC Bank N.A., 1.3%, 10/03/16	3,180,000	3,200,619
PNC Bank N.A., 1.15%, 11/01/16	4,550,000	4,569,165
PNC Bank N.A., 1.5%, 10/18/17	3,500,000	3,526,306
PNC Bank N.A., 2.25%, 7/02/19	5,130,000	5,192,468

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Royal Bank of Canada, 0.8%, 10/30/15	$3,000,000	$3,006,510
Royal Bank of Canada, FRN, 0.724%, 9/09/16	2,920,000	2,929,724
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,000,000	1,005,820
Royal Bank of Scotland PLC, 4.375%, 3/16/16	4,880,000	5,023,277
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	3,770,000	3,776,477
Sumitomo Mitsui Banking Corp., FRN, 0.596%, 7/11/17	6,000,000	5,978,706
Wells Fargo & Co., FRN, 0.805%, 7/20/16	3,550,000	3,564,040
Wells Fargo & Co., FRN, 0.524%, 9/08/17	5,020,000	5,004,624
Westpac Banking Corp., 2%, 8/14/17	1,780,000	1,809,516
Westpac Banking Corp., FRN, 0.606%, 5/19/17	5,730,000	5,731,037

		$209,399,475
Medical & Health Technology & Services - 2.0%
Baxter International, Inc., 1.85%, 1/15/17	$2,610,000	$2,646,373
Becton, Dickinson and Co., 1.75%, 11/08/16	2,030,000	2,050,659
Becton, Dickinson and Co., 1.45%, 5/15/17	1,900,000	1,904,619
Becton, Dickinson and Co., 1.8%, 12/15/17	3,810,000	3,843,730
Catholic Health Initiatives, 1.6%, 11/01/17	2,480,000	2,482,530
Covidien International Finance S.A., 1.35%, 5/29/15	2,440,000	2,441,830
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	3,000,000	3,024,276
McKesson Corp., 0.95%, 12/04/15	3,090,000	3,096,372
McKesson Corp., 3.25%, 3/01/16	4,190,000	4,273,842
McKesson Corp., FRN, 0.665%, 9/10/15	1,280,000	1,280,352
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	2,960,000	3,005,019

		$30,049,602
Medical Equipment - 0.4%
Medtronic, Inc., 1.5%, 3/15/18 (n)	$3,230,000	$3,249,545
Zimmer Holdings, Inc., 2%, 4/01/18	3,210,000	3,238,636

		$6,488,181
Metals & Mining - 1.6%
Barrick Gold Corp., 2.5%, 5/01/18	$1,770,000	$1,773,105
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	1,307,000	1,387,267
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	4,750,000	4,760,436
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	1,620,000	1,615,584
Glencore Funding LLC, 2.125%, 4/16/18 (z)	2,980,000	2,976,704
Glencore Funding LLC, FRN, 1.421%, 5/27/16 (n)	5,690,000	5,707,912
Rio Tinto Finance (USA) Ltd., 2.5%, 5/20/16	2,210,000	2,245,420
Rio Tinto Finance (USA) Ltd., FRN, 1.111%, 6/17/16	4,020,000	4,028,434

		$24,494,862
Midstream - 1.6%
EnLink Midstream Partners LP, 2.7%, 4/01/19	$2,163,000	$2,161,166
Enterprise Products Operating LP, 3.7%, 6/01/15	4,320,000	4,328,791

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Enterprise Products Operating LP, 3.2%, 2/01/16	$740,000	$752,250
Enterprise Products Operating LP, 6.5%, 1/31/19	1,280,000	1,480,673
Kinder Morgan (Delaware), Inc., 2%, 12/01/17	2,750,000	2,756,991
ONEOK Partners LP, 3.2%, 9/15/18	3,550,000	3,637,433
TransCanada PipeLines Ltd., 3.4%, 6/01/15	4,100,000	4,107,929
TransCanada PipeLines Ltd., 1.875%, 1/12/18	2,847,000	2,873,950
TransCanada PipeLines Ltd., FRN, 0.953%, 6/30/16	1,390,000	1,393,967

		$23,493,150
Mortgage-Backed - 2.0%
Fannie Mae, 5.142%, 2/01/16	$593,558	$600,090
Fannie Mae, 5.733%, 7/01/16	1,795,364	1,871,610
Fannie Mae, 6.5%, 9/01/16 - 6/01/17	286,926	297,878
Fannie Mae, 7%, 9/01/16	75,269	76,980
Fannie Mae, 5.5%, 12/01/16 - 2/01/19	602,684	631,980
Fannie Mae, 1.114%, 2/25/17	3,865,915	3,885,067
Fannie Mae, 6%, 3/01/17 - 12/01/17	281,906	291,075
Fannie Mae, 5%, 2/01/18 - 7/01/23	1,867,921	2,015,614
Fannie Mae, 4.5%, 10/01/18 - 3/01/23	1,181,906	1,236,962
Fannie Mae, FRN, 0.423%, 5/25/18	4,101,976	4,107,391
Fannie Mae, FRN, 2.335%, 2/01/33	104,391	107,506
Fannie Mae, FRN, 2.23%, 3/01/33	93,227	95,205
Fannie Mae, FRN, 2.152%, 5/01/33	536,852	575,909
Freddie Mac, 6%, 4/01/16 - 8/01/17	147,124	151,123
Freddie Mac, 1.655%, 11/25/16	281,484	284,464
Freddie Mac, 1.426%, 8/25/17	1,039,000	1,048,187
Freddie Mac, 5.5%, 9/01/17 - 6/01/25	1,133,097	1,233,331
Freddie Mac, 5%, 5/01/18 - 8/01/20	945,847	1,003,949
Freddie Mac, 2.5%, 7/01/28	10,108,902	10,381,265
Ginnie Mae, FRN, 1.625%, 7/20/32	121,886	126,221

		$30,021,807
Municipals - 0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$7,060,000	$7,100,807

Network & Telecom - 3.1%
AT&T, Inc., 0.8%, 12/01/15	$4,010,000	$4,011,788
AT&T, Inc., 2.4%, 8/15/16	2,750,000	2,794,404
AT&T, Inc., 2.45%, 6/30/20	2,100,000	2,097,646
AT&T, Inc., FRN, 0.664%, 2/12/16	2,330,000	2,329,739
AT&T, Inc., FRN, 1.171%, 11/27/18	3,850,000	3,899,831
British Telecommunications PLC, 2.35%, 2/14/19	2,970,000	3,018,135
France Telecom, 2.125%, 9/16/15	1,900,000	1,909,673

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Verizon Communications, Inc., 0.7%, 11/02/15	$3,210,000	$3,209,811
Verizon Communications, Inc., 2%, 11/01/16	2,610,000	2,647,775
Verizon Communications, Inc., 1.35%, 6/09/17	4,000,000	3,997,680
Verizon Communications, Inc., 6.1%, 4/15/18	1,000,000	1,126,333
Verizon Communications, Inc., FRN, 1.801%, 9/15/16	7,500,000	7,614,315
Verizon Communications, Inc., FRN, 1.041%, 6/17/19	6,730,000	6,775,825

		$45,432,955
Oil Services - 0.5%
Noble Corp., 3.45%, 8/01/15	$2,270,000	$2,278,331
Transocean, Inc., 5.05%, 12/15/16	3,533,000	3,670,080
Transocean, Inc., 3%, 10/15/17	1,970,000	1,901,050

		$7,849,461
Other Banks & Diversified Financials - 9.2%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$2,403,000	$2,502,806
American Express Centurion Bank, FRN, 0.708%, 11/13/15	2,750,000	2,754,177
American Express Credit Corp., FRN, 1.368%, 6/12/15	2,400,000	2,403,029
Banco Santander Chile, FRN, 1.176%, 4/11/17 (n)	3,830,000	3,818,694
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.711%, 2/26/16 (n)	2,100,000	2,102,201
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.874%, 9/09/16 (n)	6,220,000	6,233,970
Banque Federative du Credit Mutuel, FRN, 1.129%, 10/28/16 (n)	2,780,000	2,798,987
Banque Federative du Credit Mutuel, FRN, 1.125%, 1/20/17 (n)	4,860,000	4,893,408
BNZ International Funding Ltd. London, 1.9%, 2/26/18 (n)	4,530,000	4,559,205
BPCE S.A., 1.625%, 1/26/18	4,410,000	4,400,510
Capital One Bank (USA) N.A., FRN, 0.935%, 2/05/18	4,420,000	4,429,596
Capital One Financial Corp., 2.45%, 4/24/19	1,880,000	1,897,937
Capital One Financial Corp., FRN, 0.919%, 11/06/15	2,000,000	2,003,414
Citigroup, Inc., FRN, 1.044%, 4/08/19	9,150,000	9,156,259
Fifth Third Bancorp, 1.35%, 6/01/17	8,500,000	8,513,643
Fifth Third Bancorp, 2.3%, 3/01/19	1,859,000	1,877,465
First Republic Bank, 2.375%, 6/17/19	1,333,000	1,345,933
Groupe BPCE S.A., 2.5%, 12/10/18	2,520,000	2,583,486
Groupe BPCE S.A., FRN, 1.527%, 4/25/16	6,800,000	6,858,664
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	3,600,000	3,642,973
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	1,950,000	1,969,586
Lloyds Bank PLC, 2.3%, 11/27/18	1,700,000	1,730,143
Macquarie Bank Ltd., 5%, 2/22/17 (n)	6,790,000	7,228,702
Macquarie Bank Ltd., FRN, 0.907%, 10/27/17 (n)	3,790,000	3,789,587
National Bank of Canada, 1.5%, 6/26/15	2,970,000	2,975,361
Rabobank Nederland N.V., 3.375%, 1/19/17	3,967,000	4,124,657
Rabobank Nederland N.V., FRN, 0.75%, 3/18/16	1,990,000	1,996,844
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	2,500,000	2,507,200
Svenska Handelsbanken AB, 2.875%, 4/04/17	3,548,000	3,665,009
Svenska Handelsbanken AB, FRN, 0.715%, 3/21/16	1,000,000	1,003,419

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Svenska Handelsbanken AB, FRN, 0.735%, 9/23/16	$4,500,000	$4,518,405
Swedbank AB, 2.125%, 9/29/17 (n)	10,851,000	11,005,583
Synchrony Financial, 1.875%, 8/15/17	2,830,000	2,834,047
UBS AG, FRN, 0.655%, 8/14/17	6,250,000	6,233,031
Union Bank, 3%, 6/06/16	1,910,000	1,952,973

		$136,310,904
Pharmaceuticals - 2.9%
AbbVie, Inc., FRN, 1.015%, 11/06/15	$4,440,000	$4,451,584
Actavis Funding SCS, 2.35%, 3/12/18	4,615,000	4,670,583
Amgen, Inc., 2.3%, 6/15/16	3,570,000	3,622,807
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	4,000,000	4,031,576
Bristol-Myers Squibb Co., 0.875%, 8/01/17	3,507,000	3,493,596
Celgene Corp., 2.45%, 10/15/15	5,312,000	5,352,515
EMD Finance LLC, 1.7%, 3/19/18 (n)	5,140,000	5,168,224
Mylan, Inc., 1.8%, 6/24/16	2,710,000	2,726,501
Mylan, Inc., 1.35%, 11/29/16	1,785,000	1,780,095
Sanofi, 1.25%, 4/10/18	5,060,000	5,068,162
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	2,240,000	2,245,080

		$42,610,723
Printing & Publishing - 0.2%
Thomson Reuters Corp., 0.875%, 5/23/16	$3,530,000	$3,528,224

Real Estate - Apartment - 0.2%
ERP Operating, REIT, 5.125%, 3/15/16	$2,738,000	$2,838,947

Real Estate - Healthcare - 0.3%
Health Care REIT, Inc., 2.25%, 3/15/18	$1,686,000	$1,708,287
Ventas Realty LP, REIT, 1.55%, 9/26/16	2,160,000	2,172,990

		$3,881,277
Real Estate - Office - 0.3%
Mack-Cali Realty LP, 2.5%, 12/15/17	$2,000,000	$2,016,486
Vornado Realty LP, REIT, 2.5%, 6/30/19	2,848,000	2,879,661

		$4,896,147
Real Estate - Retail - 0.3%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$1,935,000	$1,937,786
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	2,730,000	2,747,150

		$4,684,936
Retailers - 0.7%
Dollar General Corp., 1.875%, 4/15/18	$660,000	$655,709
Target Corp., 2.3%, 6/26/19	4,110,000	4,194,485
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	2,900,000	2,964,084

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	$2,068,000	$2,083,047

		$9,897,325
Specialty Chemicals - 0.2%
Ecolab, Inc., 1%, 8/09/15	$2,520,000	$2,523,425

Supermarkets - 0.1%
Woolworths Ltd., 2.55%, 9/22/15 (n)	$1,900,000	$1,914,227

Supranational - 1.2%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (z)	$4,530,000	$4,514,281
Corporacion Andina de Fomento, 1.5%, 8/08/17	4,500,000	4,512,137
Corporacion Andina de Fomento, FRN, 0.829%, 1/29/18	1,190,000	1,195,398
International Bank for Reconstruction and Development, 0.5%, 4/15/16	6,860,000	6,868,177

		$17,089,993
Telecommunications - Wireless - 0.8%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$1,564,000	$1,588,915
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	2,840,000	2,835,379
Crown Castle Towers LLC, 3.214%, 8/15/15 (n)	2,730,000	2,745,495
SBA Tower Trust, 2.898%, 10/15/44 (n)	4,150,000	4,188,508

		$11,358,297
Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/17	$3,070,000	$3,338,659

Tobacco - 0.7%
B.A.T. International Finance PLC, 1.4%, 6/05/15 (n)	$2,820,000	$2,821,723
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (n)	2,206,000	2,216,902
Lorillard Tobacco Co., 3.5%, 8/04/16	2,590,000	2,659,645
Reynolds American, Inc., 1.05%, 10/30/15	2,650,000	2,650,077

		$10,348,347
Transportation - Services - 0.2%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	$2,408,000	$2,473,413

U.S. Government Agencies and Equivalents - 0.8%
Government of Ukraine, 1.844%, 5/16/19	$1,226,000	$1,243,254
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	4,500,000	4,590,536
Private Export Funding Corp., 1.875%, 7/15/18	5,240,000	5,322,881
Small Business Administration, 5.1%, 1/01/16	128,976	130,621
Small Business Administration, 5.46%, 3/01/16	113,244	115,120
Small Business Administration, 5.68%, 5/01/16	137,028	139,114

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 5.94%, 7/01/16	$43,343	$44,227
Small Business Administration, 5.37%, 9/01/16	83,343	85,016

		$11,670,769
U.S. Treasury Obligations - 3.1%
U.S. Treasury Notes, 3.25%, 7/31/16	$30,000,000	$31,080,480
U.S. Treasury Notes, 3%, 8/31/16	15,000,000	15,520,320

		$46,600,800
Utilities - Electric Power - 2.6%
American Electric Power Co., Inc., 1.65%, 12/15/17	$2,570,000	$2,584,749
Dominion Resources, Inc., 2.5%, 12/01/19	7,000,000	7,114,030
Duke Energy Corp., 1.625%, 8/15/17	1,410,000	1,424,751
Duke Energy Corp., FRN, 0.651%, 4/03/17	1,800,000	1,803,278
Duke Energy Indiana, Inc., FRN, 0.626%, 7/11/16	1,760,000	1,761,633
Enel Finance International S.A., 6.25%, 9/15/17 (n)	670,000	741,428
Eversource Energy, 1.6%, 1/15/18	2,370,000	2,378,485
NextEra Energy Capital Co., 1.2%, 6/01/15	3,610,000	3,611,466
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	950,000	952,450
PG&E Corp., 2.4%, 3/01/19	3,378,000	3,412,695
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	4,710,000	4,831,028
PSEG Power LLC, 2.75%, 9/15/16	2,570,000	2,629,999
Southern Co., 2.375%, 9/15/15	2,530,000	2,547,705
Southern Co., 2.45%, 9/01/18	2,700,000	2,774,490

		$38,568,187
Total Bonds (Identified Cost, $1,474,173,271)		$1,477,208,581

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	10,715,193	$10,715,193
Total Investments (Identified Cost, $1,484,888,464)		$1,487,923,774

Other Assets, Less Liabilities - (0.2)%		(3,296,835)
Net Assets - 100.0%		$1,484,626,939

(d)	In default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $464,892,149 representing 31.3% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

25

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.5%, 1/18/21	6/24/14	$2,040,098	$2,030,612
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20	4/30/15	4,514,281	4,514,281
Bayview Commercial Asset Trust, FRN, 0.491%, 8/25/35	6/09/05	751,276	682,313
Bayview Commercial Asset Trust, FRN, 0.451%, 4/25/36	2/23/06	659,055	588,429
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06	250,297	—
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40	3/01/06	795,233	483,617
Chrysler Capital Auto Receivables Trust 2015-A, 0.81%, 11/15/17	4/08/15	6,529,784	6,529,177
Commercial Mortgage Asset Trust, FRN, 0.631%, 1/17/32	8/25/03	13,805	11,442
Glencore Funding LLC, 2.125%, 4/16/18	4/08/15	2,977,971	2,976,704
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.495%, 6/17/21	4/08/15	3,506,990	3,502,018
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17	3/04/15	7,549,916	7,558,743
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.607%, 5/15/21	4/08/15	3,606,828	3,601,211
Metropolitan Life Global Funding I, 2%, 4/14/20	4/07/15	4,818,940	4,819,023
Molex Electronic Technologies LLC, 2.878%, 4/15/20	4/01/15	4,611,000	4,618,322
Morgan Stanley Capital I, Inc., FRN, 1.707%, 3/15/31	6/10/03	8,505	11
Tricon American Homes 2015 -SFR1, Trust “1A”, FRN, 1.43%, 6/17/32	4/28/15	2,340,000	2,343,379
Total Restricted Securities			$44,259,282
% of Net assets			3.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,474,173,271)	$1,477,208,581
Underlying affiliated funds, at cost and value	10,715,193
Total investments, at value (identified cost, $1,484,888,464)	$1,487,923,774
Cash	12,586
Receivables for
Investments sold	1,649,886
Fund shares sold	1,679,805
Interest	5,848,228
Other assets	6,442
Total assets	$1,497,120,721
Liabilities
Payables for
Distributions	$222,826
Investments purchased	8,953,210
Fund shares reacquired	2,558,436
Payable to affiliates
Investment adviser	24,989
Shareholder servicing costs	543,080
Distribution and service fees	14,688
Program manager fees	210
Payable for independent Trustees’ compensation	4,519
Accrued expenses and other liabilities	171,824
Total liabilities	$12,493,782
Net assets	$1,484,626,939
Net assets consist of
Paid-in capital	$1,552,143,857
Unrealized appreciation (depreciation) on investments	3,035,310
Accumulated net realized gain (loss) on investments	(70,422,995)
Accumulated distributions in excess of net investment income	(129,233)
Net assets	$1,484,626,939
Shares of beneficial interest outstanding	246,776,967

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$459,032,143	76,167,892	$6.03
Class B	6,463,471	1,075,273	6.01
Class C	137,177,866	22,781,345	6.02
Class I	296,391,899	49,398,553	6.00
Class R1	632,052	105,181	6.01
Class R2	3,954,633	656,374	6.02
Class R3	3,653,025	605,845	6.03
Class R4	7,234,372	1,200,709	6.03
Class R5	493,575,581	82,085,976	6.01
Class 529A	47,228,054	7,838,084	6.03
Class 529B	2,183,714	363,689	6.00
Class 529C	27,100,129	4,498,046	6.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.18 [100 / 97.5 x $6.03] and $6.18 [100 / 97.5 x $6.03], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$25,230,949
Dividends from underlying affiliated funds	26,153
Total investment income	$25,257,102
Expenses
Management fee	$6,326,974
Distribution and service fees	3,307,066
Program manager fees	70,576
Shareholder servicing costs	1,929,015
Administrative services fee	247,472
Independent Trustees’ compensation	28,509
Custodian fee	218,312
Shareholder communications	151,050
Audit and tax fees	62,393
Legal fees	13,048
Miscellaneous	214,832
Total expenses	$12,569,247
Fees paid indirectly	(90)
Reduction of expenses by investment adviser and distributor	(697,054)
Net expenses	$11,872,103
Net investment income	$13,384,999
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$1,009,819
Futures contracts	(18,467)
Swap agreements	368,386
Net realized gain (loss) on investments	$1,359,738
Change in unrealized appreciation (depreciation)
Investments	$(5,259,150)
Futures contracts	(50,453)
Swap agreements	(267,382)
Net unrealized gain (loss) on investments	$(5,576,985)
Net realized and unrealized gain (loss) on investments	$(4,217,247)
Change in net assets from operations	$9,167,752

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2015	2014
Change in net assets
From operations
Net investment income	$13,384,999	$17,937,848
Net realized gain (loss) on investments	1,359,738	972,181
Net unrealized gain (loss) on investments	(5,576,985)	(11,798,154)
Change in net assets from operations	$9,167,752	$7,111,875
Distributions declared to shareholders
From net investment income	$(17,544,207)	$(22,309,355)
Change in net assets from fund share transactions	$(25,398,993)	$188,844,957
Total change in net assets	$(33,775,448)	$173,647,477
Net assets
At beginning of period	1,518,402,387	1,344,754,910
At end of period (including accumulated distributions in excess of net investment income of $129,233 and $1,835,736, respectively)	$1,484,626,939	$1,518,402,387

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.06	$6.13	$6.13	$6.19	$6.23
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.08	$0.12	$0.14	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.05)	0.02	(0.02)	0.00	(w)
Total from investment operations	$0.04	$0.03	$0.14	$0.12	$0.17
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.14)	$(0.18)	$(0.21)
Net asset value, end of period (x)	$6.03	$6.06	$6.13	$6.13	$6.19
Total return (%) (r)(s)(t)(x)	0.61	0.44	2.33	1.96	2.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.84	0.85	0.85	0.85
Expenses after expense reductions (f)	0.75	0.73	0.75	0.75	0.75
Net investment income	0.84	1.29	1.92	2.34	2.75
Portfolio turnover	37	29	34	27	26
Net assets at end of period (000 omitted)	$459,032	$576,712	$583,224	$632,661	$702,266

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Years ended 4/30
	2015		2014	2013	2012		2011
Net asset value, beginning of period	$6.04		$6.11	$6.11	$6.18		$6.21
Income (loss) from investment operations
Net investment income (d)	$0.01		$0.03	$0.07	$0.10		$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		(0.05)	0.03 (g)	(0.04	)(g)	0.00	(w)
Total from investment operations	$(0.01)		$(0.02)	$0.10	$0.06		$0.13
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.05)	$(0.10)	$(0.13)		$(0.16)
Net asset value, end of period (x)	$6.01		$6.04	$6.11	$6.11		$6.18
Total return (%) (r)(s)(t)(x)	(0.14)		(0.32)	1.57	1.02		2.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61		1.59	1.60	1.60		1.60
Expenses after expense reductions (f)	1.51		1.49	1.50	1.51		1.51
Net investment income	0.09		0.54	1.18	1.61		2.06
Portfolio turnover	37		29	34	27		26
Net assets at end of period (000 omitted)	$6,463		$7,814	$7,585	$10,056		$16,641

Class C	Years ended 4/30
	2015		2014	2013	2012		2011
Net asset value, beginning of period	$6.05		$6.12	$6.12	$6.19		$6.22
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.03	$0.07	$0.09		$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.06)	0.02	(0.03	)(g)	0.00	(w)
Total from investment operations	$(0.01)		$(0.03)	$0.09	$0.06		$0.12
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.04)	$(0.09)	$(0.13)		$(0.15)
Net asset value, end of period (x)	$6.02		$6.05	$6.12	$6.12		$6.19
Total return (%) (r)(s)(t)(x)	(0.24)		(0.41)	1.46	0.93		2.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61		1.59	1.60	1.60		1.60
Expenses after expense reductions (f)	1.60		1.59	1.60	1.60		1.60
Net investment income	(0.00	)(w)	0.46	1.07	1.49		1.90
Portfolio turnover	37		29	34	27		26
Net assets at end of period (000 omitted)	$137,178		$171,276	$212,060	$224,122		$234,829

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 4/30
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$6.03		$6.10	$6.11	$6.17	$6.21
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.09	$0.13	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.05)	0.01 (g)	(0.02)	0.00	(w)
Total from investment operations	$0.05		$0.04	$0.14	$0.13	$0.18
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.11)	$(0.15)	$(0.19)	$(0.22)
Net asset value, end of period (x)	$6.00		$6.03	$6.10	$6.11	$6.17
Total return (%) (r)(s)(x)	0.76		0.59	2.31	2.11	2.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61		0.59	0.60	0.60	0.60
Expenses after expense reductions (f)	0.60		0.59	0.60	0.60	0.60
Net investment income	1.00		1.41	2.14	2.48	2.88
Portfolio turnover	37		29	34	27	26
Net assets at end of period (000 omitted)	$296,392		$237,785	$130,703	$310,572	$212,086

Class R1	Years ended 4/30
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$6.04		$6.11	$6.11	$6.17	$6.21
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.03	$0.07	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.06)	0.02	(0.02)	(0.01	)(g)
Total from investment operations	$(0.01)		$(0.03)	$0.09	$0.07	$0.11
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.04)	$(0.09)	$(0.13)	$(0.15)
Net asset value, end of period (x)	$6.01		$6.04	$6.11	$6.11	$6.17
Total return (%) (r)(s)(x)	(0.24)		(0.41)	1.46	1.09	1.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61		1.59	1.60	1.60	1.60
Expenses after expense reductions (f)	1.60		1.59	1.60	1.60	1.60
Net investment income	(0.00	)(w)	0.44	1.08	1.51	1.93
Portfolio turnover	37		29	34	27	26
Net assets at end of period (000 omitted)	$632		$712	$616	$675	$963

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Years ended 4/30
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$6.06	$6.13	$6.12	$6.19		$6.23
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.06	$0.10	$0.13		$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	(0.05)	0.04 (g)	(0.04	)(g)	(0.01	)(g)
Total from investment operations	$0.01	$0.01	$0.14	$0.09		$0.15
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.08)	$(0.13)	$(0.16)		$(0.19)
Net asset value, end of period (x)	$6.02	$6.06	$6.13	$6.12		$6.19
Total return (%) (r)(s)(x)	0.20	0.19	2.24	1.54		2.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.09	1.10	1.10		1.10
Expenses after expense reductions (f)	1.00	0.99	1.00	1.00		1.00
Net investment income	0.59	1.04	1.67	2.10		2.51
Portfolio turnover	37	29	34	27		26
Net assets at end of period (000 omitted)	$3,955	$4,520	$4,189	$4,869		$6,134

Class R3	Years ended 4/30
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$6.05	$6.12	$6.12	$6.19		$6.22
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.07	$0.11	$0.14		$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.05)	0.02	(0.04	)(g)	0.01
Total from investment operations	$0.04	$0.02	$0.13	$0.10		$0.17
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.13)	$(0.17)		$(0.20)
Net asset value, end of period (x)	$6.03	$6.05	$6.12	$6.12		$6.19
Total return (%) (r)(s)(x)	0.68	0.34	2.22	1.69		2.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.84	0.85	0.85		0.85
Expenses after expense reductions (f)	0.85	0.84	0.85	0.85		0.85
Net investment income	0.76	1.19	1.81	2.23		2.64
Portfolio turnover	37	29	34	27		26
Net assets at end of period (000 omitted)	$3,653	$8,528	$8,014	$8,109		$6,714

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 4/30
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$6.06		$6.13	$6.13	$6.19	$6.23
Income (loss) from investment operations
Net investment income (d)	$0.05		$0.09	$0.13	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.05)	0.02	(0.02)	0.00	(w)
Total from investment operations	$0.05		$0.04	$0.15	$0.13	$0.18
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.11)	$(0.15)	$(0.19)	$(0.22)
Net asset value, end of period (x)	$6.03		$6.06	$6.13	$6.13	$6.19
Total return (%) (r)(s)(x)	0.77		0.59	2.48	2.11	2.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61		0.59	0.60	0.60	0.60
Expenses after expense reductions (f)	0.61		0.59	0.60	0.60	0.60
Net investment income	0.89		1.44	2.06	2.49	2.88
Portfolio turnover	37		29	34	27	26
Net assets at end of period (000 omitted)	$7,234		$923	$904	$839	$855

Class R5	Years ended 4/30
	2015	2014	2013 (i)
Net asset value, beginning of period	$6.04	$6.11	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.05)	0.00	(w)
Total from investment operations	$0.05	$0.04	$0.08
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.11)	$(0.09)
Net asset value, end of period (x)	$6.01	$6.04	$6.11
Total return (%) (r)(s)(x)	0.85	0.66	1.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.53	(a)
Expenses after expense reductions (f)	0.51	0.52	0.53	(a)
Net investment income	1.08	1.50	1.99	(a)
Portfolio turnover	37	29	34
Net assets at end of period (000 omitted)	$493,576	$442,446	$337,605

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529A	Years ended 4/30
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$6.06	$6.13	$6.13	$6.19		$6.23
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.08	$0.11	$0.14		$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.06)	0.03 (g)	(0.02)		0.00	(w)
Total from investment operations	$0.03	$0.02	$0.14	$0.12		$0.16
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.14)	$(0.18)		$(0.20)
Net asset value, end of period (x)	$6.03	$6.06	$6.13	$6.13		$6.19
Total return (%) (r)(s)(t)(x)	0.56	0.39	2.27	1.90		2.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.94	0.95	0.95		0.95
Expenses after expense reductions (f)	0.80	0.78	0.80	0.81		0.85
Net investment income	0.79	1.24	1.85	2.27		2.64
Portfolio turnover	37	29	34	27		26
Net assets at end of period (000 omitted)	$47,228	$41,642	$35,126	$28,311		$22,743

Class 529B	Years ended 4/30
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$6.04	$6.10	$6.10	$6.17		$6.20
Income (loss) from investment operations
Net investment income (d)	$0.00 (w)	$0.03	$0.07	$0.09		$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)	(0.04)	0.02	(0.03	)(g)	0.00	(w)
Total from investment operations	$(0.02)	$(0.01)	$0.09	$0.06		$0.12
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.05)	$(0.09)	$(0.13)		$(0.15)
Net asset value, end of period (x)	$6.00	$6.04	$6.10	$6.10		$6.17
Total return (%) (r)(s)(t)(x)	(0.37)	(0.21)	1.50	0.96		2.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.69	1.70	1.70		1.70
Expenses after expense reductions (f)	1.56	1.54	1.56	1.57		1.61
Net investment income	0.04	0.49	1.12	1.53		1.93
Portfolio turnover	37	29	34	27		26
Net assets at end of period (000 omitted)	$2,184	$1,912	$1,849	$1,915		$1,735

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 4/30
	2015		2014	2013		2012		2011
Net asset value, beginning of period	$6.06		$6.13	$6.12		$6.19		$6.23
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.02	$0.06		$0.09		$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)		(0.05)	0.04	(g)	(0.04	)(g)	0.00	(w)
Total from investment operations	$(0.03)		$(0.03)	$0.10		$0.05		$0.11
Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.04)	$(0.09)		$(0.12)		$(0.15)
Net asset value, end of period (x)	$6.02		$6.06	$6.13		$6.12		$6.19
Total return (%) (r)(s)(t)(x)	(0.45)		(0.46)	1.58		0.87		1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71		1.69	1.70		1.70		1.70
Expenses after expense reductions (f)	1.65		1.63	1.65		1.66		1.70
Net investment income (loss)	(0.05)		0.40	1.01		1.43		1.79
Portfolio turnover	37		29	34		27		26
Net assets at end of period (000 omitted)	$27,100		$24,133	$22,880		$18,909		$16,254

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

38

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

39

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$58,271,568	$—	$58,271,568
Non-U.S. Sovereign Debt	—	97,368,010	—	97,368,010
Municipal Bonds	—	7,100,807	—	7,100,807
U.S. Corporate Bonds	—	632,395,156	—	632,395,156
Residential Mortgage-Backed Securities	—	42,483,410	—	42,483,410
Commercial Mortgage-Backed Securities	—	12,307,251	—	12,307,251
Asset-Backed Securities (including CDOs)	—	188,582,877	—	188,582,877
Foreign Bonds	—	438,699,502	—	438,699,502
Mutual Funds	10,715,193	—	—	10,715,193
Total Investments	$10,715,193	$1,477,208,581	$—	$1,487,923,774

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. At April 30,2015, the fund did not have any outstanding derivative instruments.

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(18,467)	$—
Credit	—	368,386
Total	$(18,467)	$368,386

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(50,453)	$—
Credit	—	(267,382)
Total	$(50,453)	$(267,382)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

41

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

42

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

43

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount

44

Notes to Financial Statements – continued

payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. This amount, for the year ended April 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

45

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/15	4/30/14
Ordinary income (including any short-term capital gains)	$17,544,207	$22,309,355

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/15
Cost of investments	$1,490,240,273
Gross appreciation	9,075,719
Gross depreciation	(11,392,218)
Net unrealized appreciation (depreciation)	$(2,316,499)
Undistributed ordinary income	1,238,622
Capital loss carryforwards	(64,788,712)
Other temporary differences	(1,650,329)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/16	$(12,189,538)
4/30/17	(11,740,197)
4/30/18	(9,393,942)
4/30/19	(9,431,348)
Total	$(42,755,025)

Post-enactment losses which are characterized as follows:
Short-Term	$ (749,157)
Long-Term	(21,284,530)
Total	$(22,033,687)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B

46

Notes to Financial Statements – continued

shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/15	Year ended 4/30/14
Class A	$5,575,453	$9,445,996
Class B	25,241	69,717
Class C	406,948	1,455,089
Class I	4,552,911	3,654,809
Class R1	1,944	4,554
Class R2	38,331	55,448
Class R3	90,273	123,605
Class R4	17,694	15,611
Class R5	6,317,718	6,748,763
Class 529A	459,809	565,430
Class 529B	6,036	14,446
Class 529C	51,849	155,887
Total	$17,544,207	$22,309,355

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2015, this management fee reduction amounted to $90,313, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $104,162 and $3,435 for the year ended April 30, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

47

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,252,763
Class B	0.75%	0.25%	1.00%	0.90%	70,405
Class C	0.75%	0.25%	1.00%	1.00%	1,552,408
Class R1	0.75%	0.25%	1.00%	1.00%	7,518
Class R2	0.25%	0.25%	0.50%	0.40%	22,304
Class R3	—	0.25%	0.25%	0.25%	22,258
Class 529A	—	0.25%	0.25%	0.15%	108,786
Class 529B	0.75%	0.25%	1.00%	0.91%	20,597
Class 529C	0.75%	0.25%	1.00%	0.99%	250,027
Total Distribution and Service Fees					$3,307,066

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2015 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2015, this waiver amounted to $544,616 and is included in the reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2015, this waiver amounted to $8,641 for Class B and Class 529B shares, and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2015, this waiver amounted to $4,461 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2015. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2015, this rebate amounted to $8,641, $167, $1,299, $99, and $1,896, for Class A, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

48

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2015, were as follows:

Amount
Class A	$20,164
Class B	12,518
Class C	17,418
Class 529B	841
Class 529C	687

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2016, unless MFD elects to extend the waiver. For the year ended April 30, 2015, this waiver amounted to $35,290 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2015, were as follows:

	Fee	Waiver
Class 529A	$43,513	$21,758
Class 529B	2,060	1,030
Class 529C	25,003	12,502
Total Program Manager Fees and Waivers	$70,576	$35,290

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2015, the fee was $321,007, which equated to 0.0203% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,140,868.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting

49

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2015, these costs for the fund amounted to $467,140 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $232 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,399 at April 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was

50

Notes to Financial Statements – continued

terminated. For the year ended April 30, 2015, the aggregate fees paid by the fund under these agreements were $6,566 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,631, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$79,380,745	$112,456,494
Investments (non-U.S. Government securities)	$508,130,120	$465,192,160

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	27,161,349	$164,114,665	41,548,442	$252,133,623
Class B	220,953	1,331,540	810,918	4,903,890
Class C	3,870,312	23,361,982	8,203,472	49,746,958
Class I	55,668,345	335,175,761	44,840,651	270,634,378
Class R1	43,389	261,225	42,746	258,602
Class R2	363,682	2,194,325	297,206	1,802,164
Class R3	477,400	2,883,875	274,238	1,661,272
Class R4	1,068,429	6,442,885	65,231	395,741
Class R5	15,636,470	94,218,518	19,140,680	115,768,115
Class 529A	3,650,440	22,040,694	3,284,203	19,900,347
Class 529B	286,584	1,724,536	259,873	1,569,086
Class 529C	2,215,926	13,373,890	1,804,783	10,936,865
	110,663,279	$667,123,896	120,572,443	$729,711,041

51

Notes to Financial Statements – continued

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	763,878	$4,615,614	1,311,068	$7,949,650
Class B	3,699	22,283	10,171	61,530
Class C	57,739	348,458	202,301	1,226,321
Class I	272,078	1,635,098	268,883	1,623,429
Class R1	323	1,943	753	4,553
Class R2	4,538	27,404	7,405	44,901
Class R3	14,962	90,262	20,362	123,362
Class R4	2,930	17,694	2,403	14,583
Class R5	1,048,570	6,317,718	1,115,373	6,748,750
Class 529A	75,795	457,689	91,936	557,376
Class 529B	991	5,966	2,350	14,199
Class 529C	8,538	51,572	25,479	154,483
	2,254,041	$13,591,701	3,058,484	$18,523,137

Shares reacquired
Class A	(46,955,824)	$(283,819,877)	(42,856,982)	$(260,054,260)
Class B	(442,738)	(2,667,416)	(769,239)	(4,654,299)
Class C	(9,445,204)	(56,992,612)	(14,751,133)	(89,411,753)
Class I	(45,974,659)	(276,077,944)	(27,105,045)	(163,609,334)
Class R1	(56,366)	(339,292)	(26,509)	(160,509)
Class R2	(458,100)	(2,763,947)	(242,325)	(1,469,719)
Class R3	(1,295,847)	(7,804,540)	(194,789)	(1,181,292)
Class R4	(22,999)	(138,877)	(62,783)	(381,277)
Class R5	(7,807,970)	(47,052,303)	(2,286,052)	(13,831,757)
Class 529A	(2,763,371)	(16,682,916)	(2,234,937)	(13,548,688)
Class 529B	(240,640)	(1,447,961)	(248,344)	(1,500,563)
Class 529C	(1,710,934)	(10,326,905)	(1,581,181)	(9,585,770)
	(117,174,652)	$(706,114,590)	(92,359,319)	$(559,389,221)

Net change
Class A	(19,030,597)	$(115,089,598)	2,528	$29,013
Class B	(218,086)	(1,313,593)	51,850	311,121
Class C	(5,517,153)	(33,282,172)	(6,345,360)	(38,438,474)
Class I	9,965,764	60,732,915	18,004,489	108,648,473
Class R1	(12,654)	(76,124)	16,990	102,646
Class R2	(89,880)	(542,218)	62,286	377,346
Class R3	(803,485)	(4,830,403)	99,811	603,342
Class R4	1,048,360	6,321,702	4,851	29,047
Class R5	8,877,070	53,483,933	17,970,001	108,685,108
Class 529A	962,864	5,815,467	1,141,202	6,909,035
Class 529B	46,935	282,541	13,879	82,722
Class 529C	513,530	3,098,557	249,081	1,505,578
	(4,257,332)	$(25,398,993)	31,271,608	$188,844,957

52

Notes to Financial Statements – continued

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 21%, 7% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2015, the fund’s commitment fee and interest expense were $5,531 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	33,030,122	506,668,014	(528,982,943)	10,715,193

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,153	$10,715,193

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2015

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

58

Trustees and Officers – continued

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
James Calmas

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

60

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2015

MFS® MUNICIPAL LIMITED MATURITY FUND

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic expansion slowed in early 2015 as the pace of U.S. growth decelerated sharply. Harsh weather hurt U.S. domestic demand, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady downturn in China’s pace of growth and ongoing sluggishness in Japan.

Asian and European central banks are making concerted stimulus efforts. The European Central Bank’s quantitative easing program shows early signs of gaining traction. The People’s Bank of China has introduced a series of targeted monetary policy actions. The Bank of Japan remains focused on its target of 2% consumer price inflation.

With little sign of inflation, the U.S. Federal Reserve has remained accommodative in the face of these global headwinds, though interest rate increases are expected to begin later this year.

The world’s financial markets have become increasingly complex in recent years. Now more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	18.3%
Healthcare Revenue – Hospitals	9.0%
Universities – Colleges	8.5%
Water & Sewer Utility Revenue	8.3%
General Obligations – Schools	4.6%
Utilities – Investor Owned	4.5%
Airport Revenue	4.2%
State & Local Agencies	4.0%
Utilities – Municipal Owned	4.0%
Miscellaneous Revenue – Other	3.8%

Composition including fixed income credit quality (a)(i)
AAA	13.4%
AA	32.9%
A	33.0%
BBB	16.5%
BB	1.1%
B	1.2%
Not Rated	1.2%
Cash & Other	0.7%

Portfolio facts (i)
Average Duration (d)	3.3
Average Effective Maturity (m)	4.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2015, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of 1.94%, at net asset value. This compares with returns of 0.97% and 2.26% for the fund’s benchmarks, the Barclays 3-Year Municipal Bond Index (“3-Year Index”) and the Barclays 5-Year Municipal Bond Index (“5-Year Index”), respectively.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement of non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening is likely to occur later in 2015.

Municipal bonds generally produced solid results for the year ended April 30, 2015. Most forecasters had expected that US Treasury yields would rise during the period as the Fed wound down QE and prepared to tighten monetary policy, and that this would prove to be a headwind for municipal bond performance. Instead, longer Treasury yields fell sharply, while shorter maturities rose slightly. Many factors contributed to this surprising turn of events. Despite a weak reading in March 2014, the US labor market made solid progress through most of the period, adding an average of 248,500 new jobs per month. Strong job gains failed to translate into markedly higher wages or inflationary pressures that could push the Fed to adopt a more aggressive stance on hiking rates. Slowing growth outside the US and disinflationary developments around the world – including a precipitous drop in oil prices – caused the market to push out its timetable for the first Fed Funds rate hike, as did disappointingly weak US economic activity during the first quarter of 2015. Moreover, softness in the US economy toward the end of the period led to increased dovishness from the Fed, as evidenced by downgraded forecasts for the Fed Funds rate,

Management Review – continued

GDP growth, and inflation. Finally, favorable technical conditions kept downward pressure on Treasury yields. Lower Treasury yields not only allayed investors’ fears of higher interest rates, but also helped drive municipal bond returns.

Continued optimism about the health of the US economy, combined with a comparative dearth of new high-profile, headline-grabbing stories about troubled issuers kept investors relatively constructive on asset class fundamentals. Puerto Rico remained a source of worry, however. As the period ended, the risk that funding needs might not be met remained a threat, even with the Commonwealth’s efforts to bolster tax revenues. Detroit’s bankruptcy proceedings came to a close during the period with both pensioners and bondholders impaired, reinforcing concerns about the priority assigned to general obligation debt. In addition, in November 2014 a court ruling overturned legislation aimed at reforming Illinois’ underfunded public employee pension system, highlighting the challenges ahead as municipalities continue to grapple with the issue of unfunded pension liabilities. Subsequent to the end of the period, the Illinois Supreme Court affirmed the lower court ruling and declared Illinois pension reform signed into law in 2013 is unconstitutional. Nowhere did these challenges appear more acute than in Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges. While we expect to see continued headlines for select municipalities, on balance, municipal credit fundamentals improved over the period as state and local tax receipts benefited from a fifth year of economic expansion.

The period was marked by steady and moderate inflows to municipal bond funds as generally good performance attracted investors. New issuance surged in the first four months of 2015. Through the end of April, issuance was running at a pace 59% above the same period in 2014. This large increase in supply, along with lower Treasury rates, caused high-quality municipals to underperform comparable maturity Treasuries as the period ended. Generally, stable spreads in municipal credit enabled higher-yielding bonds to outperform higher-quality debt. The Treasury rally allowed longer-maturity bonds to solidly outperform shorter maturities. At the end of the period, municipal bonds appeared fairly valued to relatively inexpensive versus Treasuries, but yields remained quite low versus historical levels.

Factors Affecting Performance

Relative to the 3-Year Index, there were no factors that had a material negative impact on the fund’s performance during the reporting period. The combination of favorable security selection and the fund’s longer duration (d) stance benefited relative performance, particularly within the “AA” and “A” rated (r) credit quality segments. Positive security selection in the credit enhanced, education and utilities sectors and a longer duration stance in the general obligation and utilities sectors also helped relative results.

Relative to the 5-Year Index, the fund’s shorter duration stance hindered relative performance, particularly in the “AAA” rated credit quality segment and in the general

Management Review – continued

obligation sector. Positive security selection in “A” rated securities and in the education, credit enhanced and utilities sectors were additional sources of relative strength.

Respectfully,

Jason Kosty	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 30, 2014, Jason Kosty is also a Portfolio Manager of the Fund.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	1.94%	2.57%	3.10%	N/A
B	9/07/93	1.18%	1.81%	2.34%	N/A
C	7/01/94	1.08%	1.70%	2.22%	N/A
I	8/30/10	2.10%	N/A	N/A	2.26%
Comparative benchmarks
Barclays 3-Year Municipal Bond Index (f)		0.97%	1.85%	3.04%	N/A
Barclays 5-Year Municipal Bond Index (f)		2.26%	3.28%	4.04%	N/A
Average annual with sales charge
A With initial Sales Charge (2.50%)		(0.60)%	2.05%	2.84%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.82)%	1.43%	2.34%	N/A
C With CDSC (1% for 12 months) (v)		0.08%	1.70%	2.22%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2014 through April 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Expenses Paid During Period (p) 11/01/14-4/30/15
A	Actual	0.71%	$1,000.00	$1,005.17	$3.53
	Hypothetical (h)	0.71%	$1,000.00	$1,021.27	$3.56
B	Actual	1.46%	$1,000.00	$1,000.20	$7.24
	Hypothetical (h)	1.46%	$1,000.00	$1,017.55	$7.30
C	Actual	1.56%	$1,000.00	$999.72	$7.73
	Hypothetical (h)	1.56%	$1,000.00	$1,017.06	$7.80
I	Actual	0.55%	$1,000.00	$1,004.70	$2.73
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 98.2%
Issuer	Shares/Par	Value ($)
Alabama - 1.2%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 4%, 6/01/15	$1,000,000	$1,003,168
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 6/01/18	2,335,000	2,594,232
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/17	1,815,000	1,943,720
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/18	1,000,000	1,089,540
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/19	1,615,000	1,781,442
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 9/01/15	230,000	233,411
Alabama Public School & College Authority, “A”, 5%, 5/01/15	2,000,000	2,000,280
Alabama State Industrial Development Authority, Solid Water Disposal Rev. (Pine City Fiber Company Project), 6.45%, 12/01/23	250,000	251,028
Auburn University, General Fee Rev., “A”, 5%, 6/01/21	2,170,000	2,578,698
Birmingham, AL, Waterworks Board Water Rev., 3%, 7/01/15	3,730,000	3,747,568
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 1.65%, 6/01/34 (Put Date 3/20/17)	1,000,000	1,012,280
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 4%, 12/01/16	1,810,000	1,892,862

		$20,128,229
Alaska - 0.3%
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/21	$4,000,000	$4,593,800

Arizona - 1.4%
Arizona Board of Regents (Arizona State University), “A”, 4%, 7/01/17	$300,000	$321,006
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FRN, 1.96%, 2/01/48 (Put Date 2/05/20)	3,000,000	3,082,950
Chandler, AZ, 5%, 7/01/22	1,000,000	1,124,800
Maricopa County, AZ, Pollution Control Corp., Pollution Control Rev. (Arizona Public Service Co.), “C”, 1.75%, 5/01/29 (Put Date 5/30/18)	5,000,000	4,950,850
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “A”, 0.45%, 6/01/34 (Put Date 11/17/15)	2,105,000	2,104,853
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/21	1,260,000	1,543,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 4%, 7/01/25	$1,240,000	$1,265,953
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 3%, 7/01/20	1,100,000	1,104,697
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 3%, 7/01/20	600,000	599,700
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/16	400,000	417,504
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/17	375,000	400,489
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/18	525,000	568,901
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 2.125%, 6/01/27 (Put Date 6/01/18)	3,000,000	3,105,090
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/28 (Put Date 3/01/18)	1,280,000	1,276,608

		$21,866,851
Arkansas - 0.8%
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/20	$355,000	$399,166
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/21	465,000	527,882
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/22	380,000	433,831
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/21	5,000,000	6,004,800
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/21	3,250,000	3,333,655
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/22	300,000	353,586
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/23	1,665,000	1,978,786

		$13,031,706
California - 10.2%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 5/01/18	$3,510,000	$3,929,164
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/19	3,000,000	3,330,690
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/19	1,000,000	1,135,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/20	$1,250,000	$1,443,238
California Educational Facilities Authority Rev. (Loyola Marymount), “B”, FRN, 0.91%, 10/01/15	1,565,000	1,565,579
California Educational Facilities Authority Rev. (Pitzer College), 5%, 4/01/16	1,395,000	1,453,102
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/17	250,000	267,508
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/18	400,000	434,388
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/22	500,000	590,565
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 10/01/21	500,000	596,580
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/16	570,000	599,600
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/17	1,100,000	1,189,408
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/43 (Put Date 10/15/19)	2,750,000	3,185,243
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/43 (Put Date 10/15/20)	2,400,000	2,826,528
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	9,900,000	10,208,979
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/18	650,000	716,385
California Municipal Finance Authority, Solid Waste Rev. (Republic Services, Inc. Project), 0.33%, 9/01/21 (Put Date 7/01/15)	3,630,000	3,630,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/23 (Put Date 12/01/17)	135,000	145,931
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “C”, 5.25%, 6/01/23 (Put Date 12/01/17)	3,045,000	3,289,940
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 11/01/15	1,000,000	1,019,500
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 11/01/16	3,840,000	4,044,672
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/17	415,000	457,803
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/18	485,000	549,209
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (State Prison - Lassen County, Susanville), “I”, 5%, 6/01/16	5,000,000	5,254,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Works Board Lease Rev., Department of Public Health (Richmond Laboratory), “J”, 4%, 11/01/15	$1,000,000	$1,019,500
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/23	1,245,000	1,291,538
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/21	750,000	791,063
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/22	1,120,000	1,176,224
California State University Rev., “A”, 5%, 11/01/22	5,000,000	6,113,550
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “C”, 5%, 11/01/29 (Put Date 5/01/17)	1,500,000	1,630,995
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/21	1,640,000	1,679,491
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/20	1,105,000	1,126,802
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/20	125,000	125,558
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 7/01/18	3,500,000	3,511,025
Concord, CA, Redevelopment Agency (Successor Agency Tax Allocation), BAM, 4%, 3/01/16	1,270,000	1,308,672
Contra Costa, CA, Transportation Authority Sales Tax Rev., FRN, 0.49%, 3/01/34 (Put Date 12/12/15)	2,500,000	2,500,625
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 2%, 9/01/15	530,000	532,677
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 3%, 9/01/16	605,000	622,890
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 4%, 9/01/18	400,000	431,724
Hollister, CA, Redevelopment Agency Successor (Hollister Community Development Project), BAM, 5%, 10/01/22	350,000	422,933
Hollister, CA, Redevelopment Agency Successor (Hollister Community Development Project), BAM, 5%, 10/01/23	1,290,000	1,559,042
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/19	475,000	539,738
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/20	550,000	633,897
La Verne, CA, Brethren Hillcrest Homes, COP, 3%, 5/15/16	555,000	565,767
La Verne, CA, Brethren Hillcrest Homes, COP, 3%, 5/15/17	575,000	591,646
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/18	235,000	249,612

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/19	$565,000	$605,494
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/21	310,000	352,665
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/20	930,000	1,062,655
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Project II), 5%, 8/01/18	500,000	563,665
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/22	1,865,000	2,209,055
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/23	1,865,000	2,205,586
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/20	340,000	344,172
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/20	845,000	852,605
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/20	5,000,000	5,946,250
Los Angeles, CA, Community College District, “E”, AGM, 5%, 8/01/22 (Prerefunded 8/01/16)	1,000,000	1,058,890
Los Angeles, CA, Community Facilities Rev., District No. 4 (Playa Vista - Phase 1), 5%, 9/01/21	1,100,000	1,281,896
Los Angeles, CA, Community Facilities Rev., District No. 4 (Playa Vista - Phase 1), 5%, 9/01/22	575,000	677,672
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/19	1,000,000	1,154,070
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/17	350,000	375,235
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/18	2,450,000	2,469,625
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/18	310,000	342,578
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/19	2,575,000	2,595,626
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/20	2,705,000	2,726,559
Mt. San Antonio, CA, Community College District, Capital Appreciation, 0%, 5/01/15	3,170,000	3,169,968
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/21	750,000	872,528
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/22	800,000	938,544
Rancho Cucamonga, CA, Redevelopment Agency Rev., AGM, 5%, 9/01/20	1,200,000	1,412,760
Rancho Cucamonga, CA, Redevelopment Agency Rev., AGM, 5%, 9/01/21	1,000,000	1,192,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Riverside, CA, Unified School District Financing Authority, Special Tax Rev., BAM, 5%, 9/01/21	$285,000	$336,813
Riverside, CA, Unified School District Financing Authority, Special Tax Rev., BAM, 5%, 9/01/22	215,000	256,106
Riverside, CA, Unified School District Financing Authority, Special Tax Rev., BAM, 5%, 9/01/23	250,000	298,070
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 3%, 9/01/17	1,140,000	1,188,621
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/18	1,210,000	1,309,256
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/19	1,300,000	1,425,372
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/20	1,750,000	2,072,560
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/20	750,000	880,823
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/21	1,200,000	1,425,324
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/22	1,500,000	1,806,210
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/23	1,100,000	1,331,418
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/20	500,000	579,040
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Rev., “A”, 3%, 7/01/15	400,000	401,952
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, 1.5%, 4/01/47 (Put Date 4/02/18)	3,820,000	3,856,328
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.45%, 4/01/45 (Put Date 8/01/17)	2,500,000	2,517,375
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/47 (Put Date 4/01/19)	3,090,000	3,137,802
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/25	1,000,000	1,179,460
San Francisco, CA, Redevelopment Successor Agency Tax Allocation (Mission Bay South Redevelopment), 5%, 8/01/17	300,000	325,872
San Francisco, CA, Redevelopment Successor Agency Tax Allocation (Mission Bay South Redevelopment) , 4%, 8/01/15	420,000	423,935
San Jose, CA, Airport Rev., “A”, 5%, 3/01/22	1,285,000	1,507,331
San Pablo, CA, Redevelopment Agency Rev., “A”, 5%, 6/15/20	1,000,000	1,166,540
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 4%, 9/01/16	820,000	857,146
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/17	575,000	628,418

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/18	$600,000	$672,294
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/19	625,000	713,556
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/20	985,000	1,139,576
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/21	1,350,000	1,580,796
Southern California Metropolitan Water District Rev., “E-3”, 3.5%, 7/01/37 (Put Date 10/01/16)	4,000,000	4,142,080
State of California, 5%, 4/01/17	7,000,000	7,590,450
University of California, “AK”, 5%, 5/15/48 (Put Date 5/15/23)	5,000,000	6,116,750

		$165,567,113
Colorado - 1.0%
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/28	$2,570,000	$2,779,609
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 3%, 1/15/18	100,000	103,969
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 4%, 1/15/19	155,000	167,203
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2.25%, 7/15/17	175,000	177,375
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/22	1,460,000	1,504,223
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/18	300,000	318,870
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/20	310,000	334,369
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/22	545,000	588,982
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/21	55,000	61,123
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/21	1,160,000	1,317,957
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/22	1,750,000	1,989,750
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/18	2,120,000	2,413,281
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/16	1,000,000	1,066,820
Denver, CO, City & County Airport Systems Rev., “A”, 4%, 11/15/17	1,250,000	1,344,213

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/18	$300,000	$338,856
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/19	445,000	513,397
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/21	1,500,000	1,796,205

		$16,816,202
Connecticut - 0.6%
Connecticut Health & Educational Facilities Authority Rev. (Yale University), “T-2”, 0.6%, 7/01/29 (Put Date 2/01/17)	$10,000,000	$9,972,400

Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project) , 4%, 9/01/24	$215,000	$220,900

Florida - 4.3%
Broward County, FL, Airport System Rev., “Q-1”, 3%, 10/01/15	$550,000	$556,452
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/15	1,000,000	1,020,110
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/16	150,000	157,503
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/16	850,000	904,528
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/17	250,000	268,783
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/17	700,000	769,321
Citizens Property Insurance Corp., FL, “A-1”, 5%, 6/01/15	5,000,000	5,020,800
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/20	370,000	421,019
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/21	575,000	661,055
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/22	480,000	555,317
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/23	635,000	738,073
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/24	535,000	621,691
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/25	615,000	715,005
Escambia County, FL, Solid Waste Disposal Rev. (Gulf Power Co.), 1.35%, 4/01/39 (Put Date 6/02/15)	2,500,000	2,501,800
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	4,000,000	4,548,280
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	1,435,000	1,663,395
Florida Department Management Services Rev. “A”, AGM, 5.25%, 9/01/15	1,875,000	1,906,838
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/21	1,300,000	1,473,979

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/22	$600,000	$685,446
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/19	275,000	233,893
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/23	215,000	143,818
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/24	150,000	94,442
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/19	2,365,000	2,709,983
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/20	1,330,000	1,542,454
Florida State Board of Education, Lottery Rev., “A” , 5%, 7/01/18	7,780,000	8,737,951
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 4%, 11/15/16	200,000	209,912
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 4%, 11/15/17	125,000	133,874
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 4%, 11/15/18	100,000	108,348
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/19	150,000	170,544
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/20	300,000	344,484
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/21	200,000	231,046
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/23	400,000	464,832
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/24	400,000	464,508
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/18	2,000,000	2,232,800
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/19	1,875,000	2,137,313
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/20	1,750,000	2,021,495
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/24	380,000	425,528
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 7/01/17	1,500,000	1,638,615
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 4%, 8/01/18	1,600,000	1,725,696
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/20	1,730,000	1,992,631
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/21	1,825,000	2,122,712
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/22	1,810,000	2,110,243

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/20	$600,000	$685,296
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/21	1,200,000	1,382,148
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 11/01/15	1,135,000	1,151,877
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 11/01/16	1,030,000	1,069,202
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/15	400,000	405,124
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/16	390,000	405,261
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/17	870,000	919,233
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 8/15/21	290,000	317,382
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 4%, 7/01/16	265,000	274,943
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/19	500,000	560,345
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/18	200,000	220,798
Tampa, FL, Solid Waste System Rev., 5%, 10/01/21	1,000,000	1,163,340
Tampa, FL, Solid Waste System Rev., “A”, 5%, 10/01/20	3,000,000	3,453,750

		$69,195,216
Georgia - 2.6%
Atlanta, GA, Airport Passenger Facility Charge Rev., “B”, 5%, 1/01/18	$2,000,000	$2,215,780
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/18	700,000	774,739
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/20	400,000	463,096
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Vogtle), 5th Series, 1.8%, 10/01/32 (Put Date 4/03/18)	2,500,000	2,526,700
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/21	1,000,000	1,183,840
Fulton County, GA, “A”, 3%, 7/01/17	2,515,000	2,634,312
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/19	5,000,000	5,748,950
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/21	5,030,000	5,947,271
Gainesville, GA, Hall County Hospital Authority (Northeast Georgia Health System, Inc.), “B”, FRN, 1.06%, 8/15/35 (Put Date 2/18/20)	2,500,000	2,503,225
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/16	1,340,000	1,383,336

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 9/15/16	$1,045,000	$1,102,078
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	8,170,000	9,435,860
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/21	1,750,000	2,076,375
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/23	1,750,000	2,065,438
Gwinnett County, GA, School District, 5%, 2/01/21	790,000	943,142
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Scherer Project), 2%, 7/01/25 (Put Date 6/13/19)	1,035,000	1,059,892

		$42,064,034
Guam - 0.3%
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	$955,000	$1,015,270
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	1,080,000	1,179,166
Guam International Airport Authority Rev., “C”, 4%, 10/01/15	500,000	507,320
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	255,000	268,186
Guam International Airport Authority Rev., “C”, 5%, 10/01/17	420,000	454,797
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/21	1,500,000	1,769,070

		$5,193,809
Hawaii - 0.7%
State of Hawaii, “EE”, 5%, 11/01/20	$9,000,000	$10,657,620

Illinois - 5.5%
Chicago, IL, “A”, AGM, 5%, 1/01/27	$150,000	$156,416
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/19	5,375,000	5,396,769
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/20	5,640,000	5,662,786
Chicago, IL, O’Hare International Airport Rev., “B”, 4%, 1/01/16	7,460,000	7,634,713
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/21	3,375,000	3,815,201
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/22	1,500,000	1,692,750
Illinois Educational Facilities Authority Rev. (The Art Institute of Chicago), “A”, 4.3%, 3/01/30 (Put Date 3/01/16)	500,000	514,535
Illinois Finance Authority Rev., 5%, 7/01/17	930,000	1,014,249
Illinois Finance Authority Rev. (DePaul University), 5%, 10/01/20	3,330,000	3,854,508
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/20	5,000	5,917

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.4%, 5/15/15	$300,000	$300,096
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.7%, 5/15/16	375,000	378,019
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.95%, 5/15/17	940,000	953,151
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 5/15/18	1,405,000	1,433,002
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/23	1,000,000	1,012,350
Illinois Finance Authority Rev. (IIlinois Institute of Technology), “A”, 5%, 4/01/16	1,000,000	1,013,250
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 4/01/17	2,000,000	2,035,600
Illinois Finance Authority Rev. (Presence Health Obligated Group), ETM, 5.25%, 5/15/15	185,000	185,387
Illinois Finance Authority Rev. (Presence Health Obligated Group), Unrefunded, 5.25%, 5/15/15	2,010,000	2,013,538
Illinois Finance Authority Rev. (Resurrection Health), ASSD GTY, 5%, 5/15/24	5,000,000	5,434,700
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 4/01/19	570,000	625,598
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/21	1,315,000	1,526,754
Illinois Finance Authority Rev. (Silver Cross Hospital and Medical Centers), “C”, 5%, 8/15/21	1,000,000	1,134,740
Illinois Finance Authority Rev. (University of Chicago), “B”, ETM, 5%, 7/01/17	70,000	76,421
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/17	2,165,000	2,322,222
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/18	1,200,000	1,328,460
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/19	1,000,000	1,136,380
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/23	355,000	415,524
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	7,190,000	7,647,428
Illinois Toll Highway Authority Rev., “B”, 5%, 12/01/18	6,000,000	6,798,900
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/21	3,230,000	2,924,539
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded, 0%, 1/01/21	4,215,000	3,630,590
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 6/15/18	7,090,000	6,762,655

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/15	$410,000	$413,272
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/16	400,000	408,816
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/18	620,000	635,209
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/20	500,000	533,530
Romeoville, IL, Rev. (Lewis University Project), 4%, 10/01/17	365,000	386,999
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/19	475,000	532,941
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/20	520,000	591,214
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/22	500,000	574,575
Romeoville, IL, Rev. (Lewis University Project), 3%, 10/01/15	250,000	252,483
State of Illinois, AGM, 5%, 1/01/16	2,750,000	2,830,520
Will County, IL, Forest Preservation District, 5%, 12/15/19	1,250,000	1,447,113

		$89,443,820
Indiana - 2.5%
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/16	$270,000	$285,476
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 10/15/17	1,350,000	1,458,851
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/21	1,000,000	1,174,130
Indiana Finance Authority Environmental Facilities Rev. (Indianapolis Power & Light Co.), “B”, 4.9%, 1/01/16	1,000,000	1,028,810
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/22	1,000,000	1,157,880
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	6,195,000	6,585,471
Indiana Finance Authority Rev., “A”, 5%, 2/01/17	3,700,000	3,985,492
Indiana Finance Authority, Wastewater Utility Rev. (CWA Authority Project), “A”, 5%, 10/01/19	335,000	385,799
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/22	5,000,000	5,173,550
Indiana Health Facility Financing Authority Rev. (Ascension Health), “A-5”, 2%, 11/01/27 (Put Date 8/01/17)	1,580,000	1,619,958
Indiana University Rev., “A”, 5%, 6/01/20	1,000,000	1,175,860
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 4%, 4/01/18	515,000	548,671
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 4/01/19	525,000	547,318
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/20	1,690,000	1,918,336

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Rockport, IN, Pollution Control Rev. (Indiana Michigan Power Company Project), “A”, 1.75%, 6/01/25 (Put Date 6/01/18)	$2,000,000	$2,001,680
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 3/01/19	3,000,000	3,205,500
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 10/01/16	1,000,000	1,046,300
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/24	1,500,000	1,726,185
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc.), 1.85%, 6/01/44 (Put Date 10/01/19)	5,000,000	5,016,450

		$40,041,717
Iowa - 0.4%
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 7/01/17	$3,000,000	$3,256,170
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/20	3,710,000	3,911,676

		$7,167,846
Kansas - 0.4%
Johnson County, KS, Unified School District, General Obligation, “A”, 4%, 10/01/16	$3,650,000	$3,834,435
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	1,995,000	1,443,402
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/19	1,000,000	1,147,870

		$6,425,707
Kentucky - 1.4%
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 8/15/18	$1,000,000	$1,113,610
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/16	2,000,000	2,093,060
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 8/01/20	5,000,000	5,839,100
Kentucky Public Transportation Infrastructure Authority Rev. (Downtown Crossing Project), Subordinate Toll Rev., “A”, 5%, 7/01/17	4,465,000	4,851,312
Kentucky Turnpike Authority, Economic Development Rev., “A”, 5%, 7/01/16	4,000,000	4,217,840
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.15%, 6/01/33 (Put Date 6/01/17)	2,000,000	1,993,840
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.65%, 10/01/33 (Put Date 4/03/17)	2,700,000	2,732,292

		$22,841,054

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - 1.7%
De Soto Parish, LA, Pollution Control Rev. (Southwestern Electric Power Company Project), 1.6%, 1/01/19	$2,500,000	$2,490,775
Louisiana Gas & Fuels Tax Rev., “A-1”, 5%, 5/01/18	2,525,000	2,826,536
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “B”, 2.875%, 11/01/15	2,000,000	2,024,360
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/20	335,000	388,942
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/21	420,000	493,324
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/22	250,000	297,288
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/23	2,160,000	2,563,445
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/24	1,600,000	1,863,872
New Orleans, LA, 5%, 12/01/19	4,000,000	4,533,880
New Orleans, LA, Sewerage Service Rev., 4%, 6/01/16	1,000,000	1,036,390
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/17	500,000	541,145
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/18	500,000	553,985
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/19	675,000	763,749
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/20	550,000	633,122
New Orleans, LA, Water Rev., 5%, 12/01/17	1,000,000	1,093,140
New Orleans, LA, Water Rev., 5%, 12/01/18	400,000	446,660
New Orleans, LA, Water Rev., 5%, 12/01/19	700,000	796,068
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/40 (Put Date 6/01/22)	4,335,000	4,692,681

		$28,039,362
Maine - 0.8%
Portland, ME, General Airport Rev., 4%, 7/01/18	$440,000	$471,935
Portland, ME, General Airport Rev., 4%, 7/01/20	200,000	217,650
Portland, ME, General Airport Rev., 5%, 7/01/22	300,000	346,071
State of Maine, “B”, 5%, 6/01/20	10,605,000	12,475,722

		$13,511,378
Maryland - 2.7%
Baltimore County, MD, Consolidated Public Improvement Rev., “B”, 5%, 8/01/23	$5,800,000	$7,160,216
Maryland Department of Housing & Community Development, “A”, 3.875%, 9/01/16	1,575,000	1,644,521
Maryland Department of Housing & Community Development, “D”, 4%, 9/01/36	4,195,000	4,521,539
State of Maryland, “B”, 5%, 3/15/17	10,000,000	10,822,100
State of Maryland, “B”, 4.5%, 8/01/17	10,000,000	10,853,500
State of Maryland, “C”, 4%, 11/01/15	1,000,000	1,019,310
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/22	1,000,000	1,220,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/21	$5,500,000	$6,604,180

		$43,845,706
Massachusetts - 4.1%
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 4/01/17	$1,770,000	$1,903,741
Commonwealth of Massachusetts Consolidated Loan, “C”, 5%, 9/01/22 (Prerefunded 9/01/15)	5,000,000	5,081,000
Commonwealth of Massachusetts Consolidated Loan, “D”, FRN, 0.54%, 1/01/18	1,500,000	1,500,000
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/21	6,185,000	7,411,424
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/17	1,000,000	1,072,100
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/19	5,000,000	5,656,900
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “K-4”, 3%, 7/01/35 (Put Date 1/14/16)	2,000,000	2,037,580
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/18	1,485,000	1,626,684
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/19	1,605,000	1,790,666
Massachusetts Development Finance Agency Rev. (Tufts University), “P”, 3%, 2/15/36 (Put Date 2/16/16)	3,000,000	3,061,620
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 10/01/17	1,160,000	1,223,011
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/42 (Prerefunded 5/01/19)	220,000	259,134
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 1/01/17	2,800,000	3,011,932
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 7/01/19	1,235,000	1,361,847
Massachusetts Educational Financing Authority Rev., “J”, 5%, 7/01/20	4,400,000	4,929,100
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/18	1,085,000	1,197,124
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “K”, 5%, 7/01/39 (Put Date 7/01/15)	1,000,000	1,007,780
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 10/15/16	1,115,000	1,174,876

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/29	$815,000	$852,368
Massachusetts School Building Authority, Senior Dedicated Sals Tax Rev., “A”, 5%, 8/15/22	8,405,000	10,223,254
Massachusetts Water Resources Authority, “A”, 4%, 8/01/17	5,855,000	6,285,752
State of Massachusetts, “C”, 5.25%, 8/01/22 (Prerefunded 8/01/17)	4,085,000	4,495,583

		$67,163,476
Michigan - 4.5%
Central Michigan University Rev., 5%, 10/01/17	$1,760,000	$1,934,962
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “B”, NATL, 5.25%, 7/01/22	3,000,000	3,158,460
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	3,735,000	3,923,057
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/23	730,000	753,543
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/25	95,000	97,629
Michigan Finance Authority Rev. (School District of the City of Detroit), 5.5%, 6/01/21	3,365,000	3,847,305
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “A”, 5%, 1/01/16	4,600,000	4,748,580
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/20	9,000,000	10,357,020
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/22	5,000,000	5,272,600
Michigan Finance Authority State Aid Rev. (School District of the City of Detroit), 2.85%, 8/20/15	1,610,000	1,614,975
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-6”, 5%, 7/01/16	3,500,000	3,661,910
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/19	1,000,000	1,107,150
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/20	1,500,000	1,674,570
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/21	1,000,000	1,134,450
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/20	1,500,000	1,708,830
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/21	3,500,000	4,016,705

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority, Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/22	$1,500,000	$1,775,040
Michigan Hospital Finance Authority Rev. (Ascension Health Senior Credit Group), “F-3”, 1.4%, 11/15/47 (Put Date 6/29/18)	6,000,000	6,009,480
Michigan Housing Development Authority Rev. (Parkway Meadows Project), 4.2%, 10/15/18	5,045,000	5,108,517
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	1,000,000	1,177,980
Regents of the University of Michigan General Rev., “C”, 5%, 4/01/17	3,720,000	4,032,294
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/21	2,460,000	2,905,604
State of Michigan, 5%, 11/15/18	1,000,000	1,133,890
State of Michigan, 5%, 11/15/19	1,000,000	1,159,550

		$72,314,101
Minnesota - 2.4%
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/20	$1,750,000	$2,008,983
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/21	2,000,000	2,316,540
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/22	1,505,000	1,758,924
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 3/01/19	9,215,000	10,531,455
State of Minnesota, “B”, 5%, 8/01/21	5,000,000	6,015,050
State of Minnesota, “H”, 5%, 11/01/16	3,000,000	3,204,930
State of Minnesota, “H”, 5%, 11/01/17	2,600,000	2,872,038
State of Minnesota, Trunk Highway Bonds, General Obligation, “B”, 5%, 8/01/15	10,000,000	10,122,600

		$38,830,520
Mississippi - 0.8%
Medical Center, Educational Building Corp. Rev. (University of Mississippi), 4%, 6/01/15	$2,330,000	$2,337,340
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 8/01/15	1,000,000	1,008,960
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/21	1,685,000	1,982,285
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/22	7,000,000	8,031,240

		$13,359,825

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - 1.2%
Missouri Environmental Improvement & Energy Resources Authority Rev. (Kansas City Power & Light Co. Project), 1.25%, 7/01/17	$2,000,000	$2,022,560
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 3%, 10/01/16	315,000	325,099
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/17	650,000	694,389
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/18	675,000	731,619
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 2%, 10/01/15	200,000	201,336
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 4%, 2/01/20	535,000	581,615
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/21	565,000	646,948
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/22	550,000	634,150
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 3%, 5/01/16	360,000	367,808
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/17	400,000	429,032
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/18	400,000	438,448
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/19	450,000	501,444
Missouri Highways & Transit Commission State Road Rev. (Federal Reimbursement), “A”, 5%, 5/01/15	3,000,000	3,000,420
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 3/01/37	55,000	55,914
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/40	1,415,000	1,535,940
St. Louis County, MO, Industrial Development Authority Rev., (Friendship Village Sunset Hills), “B”, 2.85%, 9/01/18	1,500,000	1,507,425
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/19	5,000,000	5,809,600

		$19,483,747
Nebraska - 0.9%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.1), “A”, 5.25%, 12/01/18	$2,345,000	$2,643,870
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/20	1,710,000	1,915,901

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - continued
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/21	$2,000,000	$2,272,420
Nebraska Investment Finance Authority, Housing Rev., “A”, 3%, 3/01/44	1,435,000	1,486,244
Nebraska Public Power District Rev., “C”, NATL, 5%, 1/01/18 (Prerefunded 1/01/16)	575,000	593,297
Nebraska Public Power District Rev., Unrefunded, “C”, NATL, 5%, 1/01/18	5,360,000	5,531,627

		$14,443,359
Nevada - 0.5%
Clark County, NV, School District, 5%, 6/15/17	$2,845,000	$3,101,278
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 12/01/26 (Put Date 6/01/18)	1,950,000	2,146,950
Nevada Unemployment Compensation Rev., 5%, 12/01/17	2,500,000	2,766,250

		$8,014,478
New Hampshire - 0.1%
New Hampshire Business Finance Authority, Pollution Control Rev. (The United Illuminating Co. Project ), “A”, 4.5%, 7/01/27 (Put Date 7/01/15)	$1,960,000	$1,970,035

New Jersey - 3.2%
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 4%, 11/01/16	$500,000	$520,605
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/18	1,000,000	1,089,750
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/20	1,000,000	1,097,900
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/21	2,465,000	2,713,447
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/24	1,000,000	1,146,320
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 0.55%, 6/01/15	1,085,000	1,085,033
New Jersey Economic Development Authority Rev., 5%, 6/15/18	4,000,000	4,394,840
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/21	95,000	106,997
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/22	560,000	633,002

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/23	$640,000	$720,550
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/20	500,000	574,235
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/21	300,000	343,416
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/21	425,000	491,564
New Jersey Economic Development Authority Rev., Cigarette Tax, ETM, 5.375%, 6/15/15	2,730,000	2,747,554
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	1,135,000	1,196,108
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	1,710,000	1,887,139
New Jersey Health Care Facilities, Financing Authority Rev. (Holy Name Medical Center), 5%, 7/01/16	1,000,000	1,047,460
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 4%, 7/01/15	935,000	939,899
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/16	865,000	908,553
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/17	700,000	758,989
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	11,960,000	11,973,754
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	21,795,000	5,313,185
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	290,000	67,544
New Jersey Transportation Trust Fund Authority, “D”, 5%, 12/15/18	2,500,000	2,736,275
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/17	775,000	819,842
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/18	2,250,000	2,416,050
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 6/01/19	3,580,000	4,031,295

		$51,761,306
New Mexico - 1.5%
Farmington, NM, Pollution Control Rev. (El Paso Electric Company Four Corners Project), “A”, 1.875%, 6/01/32 (Put Date 9/01/17)	$2,500,000	$2,516,425
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 6/01/40 (Put Date 6/01/17)	2,000,000	2,125,740

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - continued
New Mexico Educational Assistance Foundation, “A-1”, 5%, 12/01/19	$2,000,000	$2,314,520
New Mexico Educational Assistance Foundation, “A-1”, 4%, 12/01/20	1,500,000	1,684,425
New Mexico Educational Assistance Foundation, “B”, 4%, 9/01/15	3,000,000	3,038,550
New Mexico Finance Authority State Transportation Rev., 5%, 6/15/18	2,000,000	2,247,580
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/39 (Put Date 8/01/19)	9,315,000	10,573,363

		$24,500,603
New York - 6.8%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 5.75%, 7/15/15	$1,075,000	$1,085,438
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/20	145,000	165,954
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/22	385,000	448,225
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/24	190,000	222,587
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/25	145,000	169,905
Build NYC Resource Corp., Solid Waste Disposal Rev. (Pratt Paper New York, Inc. Project), 3.75%, 1/01/20	1,850,000	1,913,400
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/22	1,140,000	1,323,415
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 3/01/17	430,000	458,505
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 4%, 7/01/18	800,000	862,696
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/20	1,000,000	1,149,280
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 4%, 7/01/15	500,000	502,845
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/21	200,000	228,174
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/22	250,000	286,020
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/23	545,000	626,641

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, 5%, 10/01/17	$2,000,000	$2,199,320
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), 6.25%, 8/15/22	1,000,000	1,004,700
New York Dormitory Authority Rev. (Fordham University), 4%, 7/01/15	1,000,000	1,006,480
New York Dormitory Authority Rev. (Pace University), “A”, 4%, 5/01/18	2,000,000	2,107,640
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/18	1,000,000	1,118,810
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/15	2,000,000	2,000,260
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/16	1,000,000	1,044,610
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/17	1,500,000	1,619,625
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 7/01/15	1,495,000	1,507,244
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, ETM, 5%, 7/01/15	5,000	5,041
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.375%, 12/01/27 (Put Date 5/01/20)	10,000,000	9,989,100
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 5/15/32 (Put Date 7/01/16)	1,130,000	1,177,234
New York Environmental Facilities Corp. Rev., “C”, 5%, 11/15/20	2,820,000	3,359,099
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/20	3,395,000	4,000,295
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/20	5,000	5,950
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,170,000	1,172,785
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,040,000	1,043,026
New York Housing Finance Agency Rev., “E”, 1.1%, 11/01/16	3,000,000	3,024,540
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5%, 12/01/16	5,500,000	5,893,030
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/19	2,675,000	3,041,529
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 4/01/19	1,350,000	1,540,269

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	$4,525,000	$4,754,644
New York, NY, “B”, 5%, 8/01/17	7,120,000	7,782,587
New York, NY, “C”, 5%, 8/01/17	1,000,000	1,093,060
New York, NY, “J-4”, FRN, 0.66%, 8/01/25	1,035,000	1,034,058
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/18	3,250,000	3,635,060
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/19	1,250,000	1,425,075
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “C”, 5%, 11/01/16	4,000,000	4,272,840
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-A”, 0.75%, 11/01/16	2,240,000	2,240,202
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/17	2,085,000	2,086,439
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/18	3,555,000	3,824,789
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/19	2,205,000	2,442,897
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), 2.1%, 4/01/36 (Put Date 7/01/15)	2,000,000	2,005,980
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 1.35%, 1/01/36 (Put Date 8/01/17)	5,000,000	5,041,250
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/17	200,000	213,204
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/18	250,000	272,035
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, 5%, 7/01/19	250,000	272,728
Port Authority of NY & NJ, (170th Series), 5%, 12/01/16	1,460,000	1,563,645
Port Authority of NY & NJ, (170th Series), 5%, 12/01/17	1,440,000	1,590,034
Port Authority of NY & NJ, (170th Series), 5%, 12/01/18	825,000	930,509
Port Authority of NY & NJ, (170th Series), 5%, 12/01/19	1,410,000	1,621,472
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 10/01/16	1,000,000	1,062,450
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 3/01/17	500,000	505,515
Tompkins County, NY, Industrial Development Agency Rev. (Ithaca College), 5%, 7/01/16	3,000,000	3,021,360
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 1/01/16	450,000	452,300

		$110,447,805

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 1.2%
Durham County, NC, 5%, 4/01/19	$1,000,000	$1,146,300
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “C”, FRN, 0.85%, 12/01/33 (Put Date 12/01/17)	2,800,000	2,793,420
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 3%, 1/01/16	2,050,000	2,087,679
North Carolina Public Improvement, “A”, 5%, 5/01/16	8,505,000	8,908,222
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/20	500,000	592,325
State of North Carolina, “A”, 5%, 3/01/17	3,500,000	3,782,380
University of North Carolina at Greensboro, General Obligation Rev., 5%, 4/01/20	500,000	582,560

		$19,892,886
North Dakota - 0.2%
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 7/01/17	$1,335,000	$1,394,501
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 7/01/18	1,180,000	1,243,956

		$2,638,457
Ohio - 2.1%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/17	$1,260,000	$1,355,873
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 6/01/24	3,775,000	3,209,430
Cleveland, OH, Airport System Rev., “A”, AMBAC, 5.25%, 1/01/17	1,000,000	1,068,450
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 3%, 5/15/18	335,000	347,452
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 3%, 5/15/19	345,000	356,264
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 3%, 11/15/19	300,000	310,041
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 4%, 5/15/20	360,000	385,481
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 4%, 11/15/20	365,000	390,995
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/21	375,000	414,698
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/21	385,000	425,756
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/22	405,000	444,139

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Columbus, OH, 5%, 7/01/22	$2,350,000	$2,862,512
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Project), 2.25%, 8/01/29 (Put Date 9/15/16)	1,500,000	1,513,395
Ohio Higher Education, “B”, 5%, 8/01/16	5,275,000	5,580,581
Ohio Higher Education, “C”, 5%, 8/01/21	8,000,000	9,563,120
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/21	600,000	695,838
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/22	500,000	582,185
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/23	625,000	730,631
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/22	775,000	894,769
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/21	1,000,000	1,150,620
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/20	2,000,000	2,376,180

		$34,658,410
Oklahoma - 0.4%
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 7/01/17	$2,500,000	$2,578,900
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/20	1,500,000	1,689,420
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/21	700,000	794,983
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/22	600,000	684,162
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/22	1,000,000	1,146,040

		$6,893,505
Oregon - 0.9%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/23	$500,000	$574,655
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/21	350,000	379,446
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/22	350,000	400,736
Lake Oswego, OR , 4%, 6/01/19	1,195,000	1,326,008
Lake Oswego, OR , 4%, 6/01/20	1,830,000	2,064,149
Lake Oswego, OR , 4%, 6/01/21	2,330,000	2,657,062
Oregon Health & Science University Rev., “A”, 5%, 7/01/18	785,000	876,963
Portland, OR, Sewer System Rev. , “A”, 5%, 3/01/18	5,000,000	5,576,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Washington County, OR, School District, AGM, 5.25%, 6/15/18	$1,000,000	$1,127,750

		$14,983,569
Pennsylvania - 4.7%
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 9/01/16	$475,000	$499,838
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FRN, 0.891%, 2/01/21	1,875,000	1,877,700
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 8/01/33 (Put Date 5/01/18)	2,000,000	2,169,080
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A-3”, 5%, 11/01/15	1,000,000	1,023,750
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/17	1,000,000	1,095,640
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/18	1,000,000	1,118,720
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/19	500,000	567,660
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 7/01/17	1,465,000	1,609,845
Cambria County, PA, BAM, 4%, 8/01/19	2,345,000	2,555,558
Cambria County, PA, BAM, 5%, 8/01/20	1,555,000	1,785,700
Clairton, PA, Municipal Authority, “B”, 4%, 12/01/15	375,000	381,484
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), “C-1, 1.05%, 5/01/16	2,500,000	2,504,225
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/17	2,000,000	2,152,900
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/18	3,200,000	3,518,272
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/19	1,500,000	1,681,755
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/26	1,400,000	1,416,800
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 4%, 5/01/17	425,000	447,007
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/19	445,000	494,297
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/20	500,000	562,445
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 6/01/17	1,160,000	1,220,970

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 6/01/18	$1,795,000	$1,868,272
Delaware County, PA, Authority University Rev. (Villanova University), 4%, 8/01/16	250,000	261,400
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/17	425,000	465,600
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/18	305,000	343,262
Delaware River Port Authority, Pennsylvania & New Jersey Refunding (Port District Project), 5%, 1/01/18	1,230,000	1,359,125
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	2,575,000	2,825,110
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/21	300,000	352,353
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/22	320,000	378,054
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/24	700,000	839,552
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/25	265,000	317,385
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/21	1,295,000	1,077,531
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/22	1,345,000	1,075,180
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/23	1,060,000	803,353
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 7/01/16	3,195,000	3,334,749
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/23	1,225,000	1,380,722
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc.), 1.75%, 12/01/33 (Put Date 12/01/15)	2,000,000	2,010,420
Pennsylvania Economic Development Financing Authority (PPL Energy Supply LLC), 3%, 12/01/38 (Put Date 9/01/15)	3,000,000	3,019,500
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5.25%, 9/01/17	1,000,000	1,098,020
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/23	1,770,000	1,825,578
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 7/01/23	1,060,000	1,068,565
Pennsylvania Economic Development Financing Authority, Tax Exempt Private Activity Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/22	4,000,000	4,601,440
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 11/01/18	265,000	273,885

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/19	$1,325,000	$1,481,986
Pennsylvania Economic Development Financing Authority, Resource Recovery Rev. (Colver), “G”, 5.125%, 12/01/15	405,000	409,787
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 5/01/17	1,000,000	1,082,390
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/17	825,000	864,336
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/18	1,005,000	1,068,114
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 4/01/16	350,000	361,830
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 4/01/17	500,000	531,655
Pennsylvania Industrial Development Authority Rev., Unrefunded Balance, 5%, 7/01/16	1,260,000	1,326,780
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., ETM, 5%, 7/01/16	740,000	780,212
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 6/15/16	1,265,000	1,328,250
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/16	375,000	395,468
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/22	1,510,000	1,802,819
Pittsburgh, PA, “N”, AGM, 5.25%, 9/01/15	1,000,000	1,017,160
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 12/01/18	1,330,000	1,468,027
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/20	855,000	948,400
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/22	930,000	1,038,047
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/25	1,605,000	1,797,070

		$76,965,033
Puerto Rico - 0.3%
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/16	$215,000	$219,575
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	335,000	312,950
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	1,430,000	1,327,197
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/16	110,000	114,008
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/17	90,000	95,174

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/20	$40,000	$41,078
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/24	40,000	39,997
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/18	100,000	102,187
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/19	465,000	480,684
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/22	165,000	166,473
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/16	700,000	702,513
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/17	340,000	342,088
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/18	220,000	220,405
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/20	110,000	103,965
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/21	380,000	371,241
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/22	295,000	283,802

		$4,923,337
Rhode Island - 1.3%
Providence, RI, “A”, 4%, 7/15/16	$750,000	$779,025
Providence, RI, “A”, 5%, 7/15/17	1,385,000	1,496,977
Providence, RI, “A”, 4%, 7/15/19	400,000	433,680
Providence, RI, “A”, 5%, 1/15/20	1,625,000	1,831,554
Providence, RI, “A”, 5%, 1/15/21	1,000,000	1,139,300
Rhode Island Health & Educational Building Corp. Rev., “A”, 5%, 5/15/19	2,000,000	2,236,020

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Rhode Island - continued
Rhode Island Health & Educational Building Corp. Rev., “A”, 5%, 5/15/21	$2,240,000	$2,556,378
Rhode Island Student Loan Program Authority Rev., “A”, 4%, 12/01/15	500,000	510,845
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/16	500,000	533,820
Rhode Island Student Loan Program Authority Rev., “A”, 2.125%, 12/01/18	3,200,000	3,235,328
Rhode Island Student Loan Program Authority Rev., “A”, 2.5%, 12/01/19	4,590,000	4,650,175
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/20	2,000,000	2,260,680

		$21,663,782
South Carolina - 1.0%
Beaufort County, SC, School District, “B”, 5%, 3/01/17	$2,500,000	$2,699,300
Berkeley County, SC, School District Rev., 5%, 12/01/18	630,000	707,666
Berkeley County, SC, School District Rev., 5%, 12/01/17	500,000	549,665
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/22	3,095,000	3,800,103
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 1/01/18	750,000	826,725
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	4,545,000	4,879,785
Richland County, SC, School District No. 1, 4%, 3/01/19	1,270,000	1,404,620
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/23	1,300,000	1,544,166

		$16,412,030
Tennessee - 1.9%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/18	$5,120,000	$5,712,282
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/18	1,000,000	1,105,330
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/19	920,000	1,040,814
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/21	720,000	844,056
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/22	1,680,000	1,996,697
Memphis, TN, Electric System Rev., 4%, 12/01/20	350,000	395,010
Metropolitan Government of Nashville & Davidson County, TN, “A”, 4%, 7/01/17	4,000,000	4,289,080
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/21	7,500,000	8,944,350
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/16	1,350,000	1,397,993
Metropolitan Nashville, TN, Airport Authority Rev., “B”, AGM, 4%, 7/01/15	1,500,000	1,509,315

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, AGM, 5%, 1/01/17	$1,000,000	$1,073,320
Shelby County, TN, Public Improvement & School, “B”, 5%, 4/01/18	1,100,000	1,229,327
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,000,000	1,129,870

		$30,667,444
Texas - 6.8%
Arlington, TX, Independent School District Rev., “A”, PSF, 5%, 2/15/19	$1,275,000	$1,451,243
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/19	1,000,000	1,047,510
Austin, TX, Public Improvement Rev., 5%, 9/01/22	5,000,000	6,085,850
Bastrop, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2/15/20	1,000,000	817,870
Brownsville, TX, Independent School District, “A”, PSF, 5%, 2/15/21	6,595,000	7,784,474
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/16	750,000	772,725
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/17	450,000	482,445
Clifton, TX, Higher Education Finance Corp., Education Rev. (Uplift Education), “A”, 3.375%, 12/01/24	2,800,000	2,776,144
Conroe, TX, Independent School District, School Building, PSF, 5%, 2/15/16	750,000	778,185
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 3/01/17	2,000,000	2,119,580
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/15	300,000	305,664
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/18	5,415,000	5,914,588
Dallas, TX, 5%, 2/15/22	5,045,000	6,067,722
Dallas, TX, Independent School District, PSF, 5.25%, 2/15/18	795,000	888,484
Dallas, TX, Waterworks & Sewer Systems Rev., 3%, 10/01/17	1,000,000	1,053,220
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/20	650,000	704,158
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/23	525,000	582,288
Ennis, TX, Independent School District, Capital Appreciation, PSF, 0%, 8/15/21	2,865,000	2,241,633
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/20	2,940,000	3,428,481
Grand Parkway Transportation Corp, TX, System Subordinate Tier Toll Rev., Refunding & Anticipation Notes, “A”, 3%, 12/15/16	6,000,000	6,225,120

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.03%, 10/01/29 (Put Date 3/01/17)	$1,700,000	$1,727,591
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/16	360,000	374,774
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/17	400,000	427,288
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/18	430,000	468,008
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/16	750,000	799,725
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/18	470,000	527,702
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/19	600,000	676,152
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/19	1,000,000	1,134,510
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/20	575,000	661,842
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/21	1,000,000	1,157,110
Houston, TX, Airport System Rev., “B”, 5%, 7/01/20	1,000,000	1,154,070
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/20	475,000	503,956
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/24	1,010,000	1,097,597
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/20	705,000	759,962
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/16	1,020,000	1,073,203
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/19	840,000	921,346
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/20	880,000	978,657
Houston, TX, Independent School District, AGM, 5%, 7/15/15	1,120,000	1,131,234
Klein, TX, Independent School District, “A”, PSF, 5%, 8/01/21	1,000,000	1,121,080
Leander, TX, Independent School District, School Refunding, “A”, PSF, 5%, 8/15/16	6,145,000	6,512,963
Lone Star College System, TX, “A”, 5%, 8/15/18	4,250,000	4,780,740
Lubbock, TX, Health Facilities Development Rev. (St. Joseph Health System), “A”, 1.125%, 7/01/30 (Put Date 10/18/16)	5,605,000	5,635,155

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/18	$100,000	$106,789
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/19	300,000	322,743
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/21	400,000	434,260
Pflugerville, TX, Independent School District, PSF, 5%, 2/15/24	1,000,000	1,077,680
Plano, TX, Independent School District, “A”, 5%, 2/15/17	1,000,000	1,077,540
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 6/01/19	1,250,000	1,331,300
Tarrant County, TX, 5%, 7/15/18	2,770,000	3,124,422
Tarrant County, TX, Cultural Education Facilities Finance Corp. (Buckner Retirement), 5%, 11/15/16	500,000	523,770
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/18	500,000	564,300
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/22	1,160,000	1,367,338
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 11/15/19	990,000	1,091,554
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2/15/19	500,000	537,925
Tarrant County, TX, Cultural Education Facilities, Finance Corp. Rev. (Trinity Terrace Project), “A-2”, 2.5%, 12/01/18	5,280,000	5,377,997
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 12/15/19	5,000,000	5,673,600
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/22	400,000	467,364
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/23	500,000	586,035
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/24	1,000,000	1,175,630
University of Texas, Permanent University Fund, “C”, 5%, 7/01/21	1,000,000	1,053,000

		$111,045,296
U.S. Virgin Islands - 0.6%
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	$3,625,000	$4,109,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
U.S. Virgin Islands - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	$3,595,000	$4,108,510
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, 3%, 10/01/15	1,750,000	1,764,893

		$9,982,413
Utah - 0.6%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/22	$750,000	$835,043
State of Utah, “C”, 5%, 7/01/15	3,000,000	3,024,780
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 11/01/17	5,000,000	5,520,950

		$9,380,773
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, AGM, 4%, 7/01/15	$125,000	$125,718
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/17	220,000	237,255
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/19	100,000	111,856
Burlington, VT, Airport Rev., “A”, 5%, 7/01/22	1,820,000	2,059,603
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/24	110,000	127,948

		$2,662,380
Virginia - 3.4%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/18	$500,000	$565,275
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., A”, 5%, 3/15/18	6,825,000	7,611,104
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/20	2,175,000	2,555,255
Fairfax County, VA, Public Improvement Rev., “A”, 4%, 10/01/16	21,060,000	22,133,428
Louisa, VA, Industrial Development Authority, Pollution Control Rev. (Virginia Electric and Power Company), “C”, 0.7%, 11/01/35 (Put Date 12/01/16)	2,000,000	1,999,460
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/21	1,375,000	1,633,954
Richmond, VA, Public Improvement Rev., “A”, 5%, 3/01/22	5,370,000	6,482,879
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 7/01/15	295,000	296,853
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/16	1,250,000	1,322,413
Virginia Public School Authority, “C”, 5%, 8/01/18	1,000,000	1,127,160
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/19 (Prerefunded 10/01/17)	1,980,000	2,179,604
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/20	1,150,000	1,322,029

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/21	$1,000,000	$1,161,880
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/22	750,000	876,518
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 7/01/19	990,000	1,104,494
York County, VA, Economic Development Authority Pollution Control Rev. (Virginia Electric & Power Co.), “A”, 1.875%, 5/01/33 (Put Date 5/16/19)	2,300,000	2,336,225

		$54,708,531
Washington - 5.1%
Energy Northwest, WA, Wind Project Rev., 4%, 7/01/15	$1,000,000	$1,006,400
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/18	1,400,000	1,561,238
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/19	2,025,000	2,306,860
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/20	2,230,000	2,570,588
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/21	2,455,000	2,864,175
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/22	2,000,000	2,360,820
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/23	1,500,000	1,777,965
Pierce County, WA, “A”, 5%, 7/01/22	3,290,000	3,947,375
Port of Seattle, WA, Rev., “B”, 3%, 8/01/15	2,285,000	2,301,361
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/19	700,000	793,961
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/20	1,175,000	1,353,753
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/22	1,740,000	2,031,850
Seattle, WA, 5%, 5/01/16	3,780,000	3,959,701
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2/01/18	4,000,000	4,442,880
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 12/01/22	870,000	886,730
State of Washington, 5%, 7/01/15	3,540,000	3,569,205
State of Washington, 5%, 7/01/25	4,770,000	5,850,691
State of Washington, “A”, AGM, 5%, 7/01/19 (Prerefunded 7/01/15)	9,025,000	9,097,832
State of Washington, Various Purposes, “R-A”, 5%, 7/01/15	3,000,000	3,024,750
Washington Health Care Facilities Authority Rev. (Central Washington Health), 6%, 7/01/15	1,900,000	1,917,860
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/42 (Put Date 10/01/21)	1,000,000	1,182,190
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 3%, 7/01/17	1,030,000	1,055,060

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/20	$1,175,000	$1,306,353
Washington Motor Vehicle Fuel Tax, “E”, 6%, 2/01/16	2,760,000	2,879,894
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/20	7,070,000	8,237,893
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/21	7,420,000	8,781,496
Yakima County, WA, “A”, AGM, 4%, 12/01/17	2,300,000	2,478,135

		$83,547,016
West Virginia - 0.7%
Mason County, WV, Pollution Control Rev. (Appalachian Power Company Project), “L”, 1.625%, 10/01/22 (Put Date 10/01/18)	$6,000,000	$5,993,940
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/21	1,445,000	1,668,209
West Virginia Housing Development Fund, “B”, 2%, 5/01/15	1,085,000	1,085,054
West Virginia Housing Development Fund, “B”, 2.1%, 11/01/15	1,750,000	1,766,363

		$10,513,566
Wisconsin - 2.0%
Wisconsin General Obligation, “A”, 5%, 5/01/18	$10,100,000	$11,302,910
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/43 (Put Date 6/01/21)	5,000,000	5,881,100
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 7/15/22	6,000,000	6,909,720
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, 1.25%, 8/15/25 (Put Date 8/15/17)	1,810,000	1,820,118
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/20	800,000	926,952
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/18	1,500,000	1,584,060
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “B-3”, 3.75%, 11/15/19	250,000	252,110
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	3,835,000	4,259,688

		$32,936,658
Total Municipal Bonds (Identified Cost, $1,562,308,897)		$1,597,388,811

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,181	$2,181
Total Investments (Identified Cost, $1,562,311,078)		$1,597,390,992

Other Assets, Less Liabilities - 1.8%		29,578,365
Net Assets - 100.0%		$1,626,969,357

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,562,308,897)	$1,597,388,811
Underlying affiliated funds, at cost and value	2,181
Total investments, at value (identified cost, $1,562,311,078)	$1,597,390,992
Receivables for
Investments sold	21,729,595
Fund shares sold	3,758,083
Interest	18,567,592
Other assets	6,328
Total assets	$1,641,452,590
Liabilities
Payable to custodian	$4,456,549
Payables for
Distributions	343,663
Investments purchased	5,340,906
Fund shares reacquired	3,705,773
Payable to affiliates
Investment adviser	19,282
Shareholder servicing costs	444,756
Distribution and service fees	13,536
Payable for independent Trustees’ compensation	2,703
Accrued expenses and other liabilities	156,065
Total liabilities	$14,483,233
Net assets	$1,626,969,357
Net assets consist of
Paid-in capital	$1,598,547,285
Unrealized appreciation (depreciation) on investments	35,079,914
Accumulated net realized gain (loss) on investments	(5,995,984)
Accumulated distributions in excess of net investment income	(661,858)
Net assets	$1,626,969,357
Shares of beneficial interest outstanding	199,477,763

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$677,065,194	82,978,154	$8.16
Class B	1,707,579	209,497	8.15
Class C	140,213,394	17,174,472	8.16
Class I	807,983,190	99,115,640	8.15

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.37 [100 / 97.5 x $8.16]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$36,921,715
Dividends from underlying affiliated funds	32,138
Total investment income	$36,953,853
Expenses
Management fee	$6,379,263
Distribution and service fees	3,160,369
Shareholder servicing costs	1,531,527
Administrative services fee	250,252
Independent Trustees’ compensation	28,337
Custodian fee	200,414
Shareholder communications	106,520
Audit and tax fees	52,086
Legal fees	19,161
Miscellaneous	219,338
Total expenses	$11,947,267
Fees paid indirectly	(38)
Reduction of expenses by investment adviser and distributor	(785,996)
Net expenses	$11,161,233
Net investment income	$25,792,620
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$479,758
Change in unrealized appreciation (depreciation) on investments	$3,950,893
Net realized and unrealized gain (loss) on investments	$4,430,651
Change in net assets from operations	$30,223,271

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2015	2014
Change in net assets
From operations
Net investment income	$25,792,620	$23,512,299
Net realized gain (loss) on investments	479,758	(10,241,072)
Net unrealized gain (loss) on investments	3,950,893	(11,830,077)
Change in net assets from operations	$30,223,271	$1,441,150
Distributions declared to shareholders
From net investment income	$(24,760,404)	$(22,848,767)
Change in net assets from fund share transactions	$107,161,618	$242,721,327
Total change in net assets	$112,624,485	$221,313,710
Net assets
At beginning of period	1,514,344,872	1,293,031,162
At end of period (including accumulated distributions in excess of net investment income of $661,858 and $972,292, respectively)	$1,626,969,357	$1,514,344,872

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.13	$8.28	$8.23	$7.93	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.17	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	0.03	(0.15)	0.03	0.30	(0.00	)(w)
Total from investment operations	$0.16	$(0.01)	$0.20	$0.49	$0.19
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.15)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$8.16	$8.13	$8.28	$8.23	$7.93
Total return (%) (r)(s)(t)(x)	1.94	(0.13)	2.51	6.20	2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.81	0.80	0.81
Expenses after expense reductions (f)	0.69	0.69	0.70	0.70	0.70
Net investment income	1.63	1.75	2.00	2.33	2.41
Portfolio turnover	15	34	11	17	9
Net assets at end of period (000 omitted)	$677,065	$685,309	$737,158	$563,330	$589,476
See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.12	$8.27	$8.22	$7.92	$7.92
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08	$0.11	$0.13	$0.13
Net realized and unrealized gain (loss) on investments	0.03	(0.15)	0.03	0.30	(0.00	)(w)
Total from investment operations	$0.10	$(0.07)	$0.14	$0.43	$0.13
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.09)	$(0.13)	$(0.13)
Net asset value, end of period (x)	$8.15	$8.12	$8.27	$8.22	$7.92
Total return (%) (r)(s)(t)(x)	1.18	(0.86)	1.75	5.42	1.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.55	1.55	1.55
Expenses after expense reductions (f)	1.45	1.44	1.45	1.45	1.46
Net investment income	0.88	1.01	1.29	1.60	1.68
Portfolio turnover	15	34	11	17	9
Net assets at end of period (000 omitted)	$1,708	$1,972	$1,394	$1,856	$3,312

Class C	Years ended 4/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.13	$8.28	$8.24	$7.94	$7.93
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.07	$0.10	$0.12	$0.12
Net realized and unrealized gain (loss) on investments	0.03	(0.15)	0.02 (g)	0.30	0.01	(g)
Total from investment operations	$0.09	$(0.08)	$0.12	$0.42	$0.13
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.08)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$8.16	$8.13	$8.28	$8.24	$7.94
Total return (%) (r)(s)(t)(x)	1.08	(0.97)	1.52	5.29	1.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.54	1.55	1.55	1.55
Expenses after expense reductions (f)	1.54	1.54	1.55	1.55	1.55
Net investment income	0.78	0.91	1.16	1.47	1.56
Portfolio turnover	15	34	11	17	9
Net assets at end of period (000 omitted)	$140,213	$148,207	$183,295	$150,584	$121,803

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2015	2014	2013	2012	2011 (i)
Net asset value, beginning of period	$8.12	$8.27	$8.23	$7.93	$8.09
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.15	$0.18	$0.20	$0.13
Net realized and unrealized gain (loss) on investments	0.03	(0.15)	0.03	0.30	(0.16	)(g)
Total from investment operations	$0.17	$0.00	$0.21	$0.50	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.17)	$(0.20)	$(0.13)
Net asset value, end of period (x)	$8.15	$8.12	$8.27	$8.23	$7.93
Total return (%) (r)(s)(x)	2.10	0.02	2.54	6.35	(0.32	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.54	0.56	0.54	0.56	(a)
Expenses after expense reductions (f)	0.54	0.54	0.55	0.54	0.53	(a)
Net investment income	1.77	1.88	2.14	2.40	2.55	(a)
Portfolio turnover	15	34	10	17	9
Net assets at end of period (000 omitted)	$807,983	$678,857	$371,184	$204,394	$14,138

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 30, 2010, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,597,388,811	$—	$1,597,388,811
Mutual Funds	2,181	—	—	2,181
Total Investments	$2,181	$1,597,388,811	$—	$1,597,390,992

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. This amount, for the year ended April 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/15	4/30/14
Ordinary income (including any short-term capital gains)	$266,010	$—
Tax-exempt income	24,494,394	22,848,767
Total distributions	$24,760,404	$22,848,767

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/15
Cost of investments	$1,558,602,077
Gross appreciation	40,222,961
Gross depreciation	(1,434,046)
Net unrealized appreciation (depreciation)	$38,788,915
Undistributed tax-exempt income	1,372,255
Capital loss carryforwards	(9,704,985)
Other temporary differences	(2,034,113)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April, 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of April 30, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/18	$(126,716)

Post-enactment losses which are characterized as follows:
Short-Term	$(7,859,654)
Long-Term	(1,718,615)
Total	$(9,578,269)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/15	Year ended 4/30/14
Class A	$10,602,492	$12,098,484
Class B	14,830	19,797
Class C	1,022,802	1,413,699
Class I	13,120,280	9,316,787
Total	$24,760,404	$22,848,767

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2015, this management fee reduction amounted to $91,591, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related

Notes to Financial Statements – continued

expenses, such that fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2015. For the year ended April 30, 2015, this reduction amounted to $8,085, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $120,315 for the year ended April 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,700,433
Class B	0.75%	0.25%	1.00%	0.90%	18,269
Class C	0.75%	0.25%	1.00%	1.00%	1,441,667
Total Distribution and Service Fees					$3,160,369

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2015 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2015, this waiver amounted to $680,168 and is included in the reduction of total expenses in the Statement of Operations. For one year from date of purchase of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2015, this waiver amounted to $1,740 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2015. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2015, this rebate amounted to $2,824 and $12 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased

Notes to Financial Statements – continued

on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2015, were as follows:

Amount
Class A	$36,301
Class B	2,059
Class C	20,147

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2015, the fee was $73,824, which equated to 0.0046% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,457,703.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $73 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,619 at April 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended April 30, 2015, the aggregate fees paid by the fund under these agreements were $6,532 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,576, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2015, purchases and sales of investments, other than short-term obligations, aggregated $359,494,428 and $229,245,267, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,770,174	$202,380,925	36,697,026	$296,611,765
Class B	36,542	299,142	185,798	1,497,118
Class C	3,462,129	28,307,838	3,914,362	31,710,399
Class I	39,499,075	322,464,163	77,204,006	622,461,274
	67,767,920	$553,452,068	118,001,192	$952,280,556

Shares issued to shareholders in reinvestment of distributions
Class A	1,184,766	$9,685,076	1,381,583	$11,166,600
Class B	1,384	11,302	1,819	14,677
Class C	102,229	836,137	140,832	1,138,341
Class I	1,193,046	9,744,988	763,746	6,168,433
	2,481,425	$20,277,503	2,287,980	$18,488,051

Shares reacquired
Class A	(27,270,543)	$(222,828,074)	(42,824,985)	$(345,845,878)
Class B	(71,188)	(580,684)	(113,390)	(913,684)
Class C	(4,609,143)	(37,676,283)	(7,963,651)	(64,352,927)
Class I	(25,153,908)	(205,482,912)	(39,268,534)	(316,934,791)
	(57,104,782)	$(466,567,953)	(90,170,560)	$(728,047,280)

Net change
Class A	(1,315,603)	$(10,762,073)	(4,746,376)	$(38,067,513)
Class B	(33,262)	(270,240)	74,227	598,111
Class C	(1,044,785)	(8,532,308)	(3,908,457)	(31,504,187)
Class I	15,538,213	126,726,239	38,699,218	311,694,916
	13,144,563	$107,161,618	30,118,612	$242,721,327

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds

Notes to Financial Statements – continued

managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2015, the fund’s commitment fee and interest expense were $5,661 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,945,371	320,847,699	(333,790,889)	2,181

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$32,138	$2,181

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

Trustees and Officers – continued

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jason Kosty Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.93% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2015

MFS® TOTAL RETURN BOND FUND

(formerly MFS® Research Bond Fund)

RBF-ANN

MFS® TOTAL RETURN BOND FUND

(formerly MFS® Research Bond Fund)

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic expansion slowed in early 2015 as the pace of U.S. growth decelerated sharply. Harsh weather hurt U.S. domestic demand, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady downturn in China’s pace of growth and ongoing sluggishness in Japan.

Asian and European central banks are making concerted stimulus efforts. The European Central Bank’s quantitative easing program shows early signs of gaining traction. The People’s Bank of China has introduced a series of targeted monetary policy actions. The Bank of Japan remains focused on its target of 2% consumer price inflation.

With little sign of inflation, the U.S. Federal Reserve has remained accommodative in the face of these global headwinds, though interest rate increases are expected to begin later this year.

The world’s financial markets have become increasingly complex in recent years. Now more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

June 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	35.5%
Mortgage-Backed Securities	18.8%
U.S. Treasury Securities	18.4%
Commercial Mortgage-Backed Securities	8.5%
High Yield Corporates	7.2%
Asset-Backed Securities	3.0%
U.S. Government Agencies	2.3%
Emerging Markets Bonds	2.1%
Collateralized Debt Obligations	2.1%
Municipal Bonds	0.6%
Non-U.S. Government Bonds	0.6%

Composition including fixed income credit quality (a)(i)
AAA	8.4%
AA	2.6%
A	10.5%
BBB	27.8%
BB	6.5%
B	3.6%
CCC	0.1%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	19.3%
Federal Agencies	21.1%
Not Rated	(0.9)%
Cash & Other	0.9%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	7.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2015, Class A shares of the MFS Total Return Bond Fund (“fund”) provided a total return of 3.89%, at net asset value. This compares with a return of 4.46% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement of non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening is likely to occur later in 2015.

Factors Affecting Performance

Relative to the Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” and “BB” rated (r) securities held back relative performance as this credit quality sector underperformed higher-rated issues.

Additionally, the fund’s greater exposure to shifts in the long end portion (centered around maturities of 10 or more years) of the yield curve (y) was another area of relative weakness during the reporting period.

Strong bond selection and greater exposure to the finance and industrial sectors contributed to relative returns.

The fund’s return from yield, which was greater than that of the Barclays U.S. Aggregate Bond Index, was another positive factor for relative results.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

4

Management Review – continued

Note to Shareholders: Effective March 31, 2015, the fund’s name changed from MFS Research Bond Fund to MFS Total Return Bond Fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/04/99	3.89%	4.76%	5.05%	N/A
B	12/29/00	3.12%	3.97%	4.22%	N/A
C	12/29/00	3.02%	3.88%	4.17%	N/A
I	1/04/99	4.05%	4.92%	5.21%	N/A
R1	4/01/05	3.02%	3.88%	4.12%	N/A
R2	10/31/03	3.53%	4.40%	4.64%	N/A
R3	4/01/05	3.79%	4.66%	4.90%	N/A
R4	4/01/05	4.15%	4.92%	5.18%	N/A
R5	5/01/06	4.15%	4.93%	N/A	5.67%
529A	7/31/02	3.84%	4.72%	4.89%	N/A
529B	7/31/02	2.96%	3.82%	4.03%	N/A
529C	7/31/02	2.97%	3.82%	4.04%	N/A
Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		4.46%	4.12%	4.75%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		(0.52)%	3.86%	4.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.88)%	3.63%	4.22%	N/A
C With CDSC (1% for 12 months) (v)		2.02%	3.88%	4.17%	N/A
529A With initial Sales Charge (4.25%)		(0.57)%	3.82%	4.44%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(1.04)%	3.47%	4.03%	N/A
529C With CDSC (1% for 12 months) (v)		1.97%	3.82%	4.04%	N/A

On May 30, 2012, Class W shares were redesignated as Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

7

Performance Summary – continued

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2014 through April 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/14	Ending Account Value 4/30/15	Expenses Paid During Period (p) 11/01/14-4/30/15
A	Actual	0.76%	$1,000.00	$1,018.61	$3.80
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
B	Actual	1.51%	$1,000.00	$1,013.87	$7.54
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
C	Actual	1.61%	$1,000.00	$1,013.37	$8.04
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
I	Actual	0.60%	$1,000.00	$1,018.45	$3.00
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.61%	$1,000.00	$1,013.37	$8.04
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
R2	Actual	1.11%	$1,000.00	$1,015.91	$5.55
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56
R3	Actual	0.86%	$1,000.00	$1,017.18	$4.30
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
R4	Actual	0.60%	$1,000.00	$1,019.38	$3.00
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R5	Actual	0.51%	$1,000.00	$1,019.90	$2.55
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
529A	Actual	0.80%	$1,000.00	$1,018.37	$4.00
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
529B	Actual	1.66%	$1,000.00	$1,013.12	$8.29
	Hypothetical (h)	1.66%	$1,000.00	$1,016.56	$8.30
529C	Actual	1.66%	$1,000.00	$1,014.04	$8.29
	Hypothetical (h)	1.66%	$1,000.00	$1,016.56	$8.30

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

Expense Table – continued

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.74%, $3.70 and $3.71 for Class A, 1.49%, $7.44 and $7.45 for Class B, 1.59%, $7.94 and $7.95 for Class C, 0.59%, $2.95 and $2.96 for Class I, 1.59%, $7.94 and $7.95 for Class R1, 1.09%, $5.45 and $5.46 for Class R2, 0.84%, $4.20 and $4.21 for Class R3, 0.59%, $2.95 and $2.96 for Class R4, 0.49%, $2.45 and $2.46 for Class R5, 0.78%, $3.90 and $3.91 for Class 529A, 1.64%, $8.19 and $8.20 for Class 529B, and 1.64%, $8.19 and $8.20 for Class 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

4/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.3%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 0.1%
PVH Corp., 4.5%, 12/15/22	$5,205,000	$5,309,085

Asset-Backed & Securitized - 13.6%
Alm XIV Ltd., 2014-14A, “A1”, FRN, 1.709%, 7/28/26 (z)	$13,932,785	$13,883,051
AmeriCredit Automobile Receivables Trust, “A2”, 0.54%, 10/10/17	5,236,166	5,232,574
ARI Fleet Lease Trust, “A”, FRN, 0.731%, 3/15/20 (n)	1,049,590	1,049,394
ARI Fleet Lease Trust, “A”, FRN, 0.482%, 1/15/21 (n)	2,054,960	2,051,298
Babson Ltd., CLO, FRN, 1.375%, 4/20/25 (z)	9,464,922	9,354,722
Banc of America Commercial Mortgage, Inc., 5.338%, 12/15/43 (n)	9,482,898	10,047,747
Banc of America Commercial Mortgage, Inc., FRN, 5.776%, 4/24/49 (n)	3,693,253	3,871,596
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/44 (n)	6,339,268	6,654,241
Bayview Commercial Asset Trust, FRN, 0.491%, 8/25/35 (z)	384,342	349,062
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36 (i)(z)	9,615,537	16,647
Bayview Commercial Asset Trust, FRN, 0.451%, 4/25/36 (z)	311,808	278,393
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	9,275,367	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36 (i)(z)	15,046,141	2
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36 (i)(z)	7,328,315	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37 (i)(z)	16,623,917	2
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/36	1,065,776	1,066,408
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41 (d)(q)	543,604	563,393
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40 (z)	2,825,389	1,718,244
Cent CDO XI Ltd., “A1”, FRN, 0.537%, 4/25/19 (n)	4,924,331	4,875,196
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 1.505%, 8/01/24 (z)	8,769,295	8,759,621
Chesapeake Funding LLC, “A”, FRN, 0.928%, 11/07/23 (n)	1,762,354	1,763,281
Chesapeake Funding LLC, “A”, FRN, 0.628%, 1/07/25 (n)	11,523,515	11,528,551
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/47	4,871,207	5,165,043
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/48	12,178,018	12,395,639
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	21,251,642	22,311,525
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.396%, 7/15/44	400,000	405,162
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	17,940,000	18,708,263

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
CNH Wholesale Master Note Trust, “A”, FRN, 0.781%, 8/15/19 (n)	$14,837,000	$14,848,825
Commercial Mortgage Asset Trust, FRN, 0.631%, 1/17/32 (i)(z)	2,371,465	10,027
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/48	10,635,000	10,908,362
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/47	15,379,562	16,507,761
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/47	12,601,000	13,379,679
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	10,456,000	10,808,566
Countrywide Asset-Backed Certificates, FRN, 5.006%, 4/25/36	599,142	534,834
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 3/16/20 (n)	1,492,012	1,494,984
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.147%, 9/15/39	12,683,540	13,552,654
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.89%, 6/15/39	18,890,966	19,802,965
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 6.147%, 9/15/39	8,654,412	9,317,928
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39	7,383,097	7,712,583
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 9/15/40	901,443	900,543
Credit-Based Asset Servicing & Securitization LLC, 4.182%, 12/25/35	958,791	948,884
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.075%, 1/25/37 (d)(q)	1,658,747	887,771
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.027%, 3/25/37 (d)(q)	2,028,693	1,238,807
CWCapital Cobalt Ltd., “A4”, FRN, 5.958%, 5/15/46	7,001,046	7,516,246
CWCapital LLC, 5.223%, 8/15/48	5,485,332	5,738,618
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.655%, 1/15/25 (z)	10,838,110	10,792,492
Falcon Franchise Loan LLC, FRN, 6.855%, 1/05/23 (i)(z)	46,367	3,607
Falcon Franchise Loan LLC, FRN, 23.05%, 1/05/25 (i)(z)	380,107	88,375
First Union National Bank Commercial Mortgage, FRN, 1.73%, 1/12/43 (i)(z)	601,858	1,209
First Union-Lehman Brothers Bank of America, FRN, 0.757%, 11/18/35 (i)	1,970,877	30,748
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.674%, 1/17/26 (z)	11,818,643	11,791,862
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	5,871,000	5,975,058
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (n)	15,109,000	15,375,931
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/49	3,400,691	3,563,006
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	296,871	296,902
GE Equipment Transportation LLC, 2014-1, “A2”, 0.55%, 12/23/16	5,161,396	5,160,333
GE Equipment Transportation LLC, 2015-1, “A2”, 0.89%, 11/24/17	5,597,000	5,598,618
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 10/25/36	1,150,668	1,126,513

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Goldman Sachs Mortgage Securities Corp., FRN, 5.989%, 8/10/45	$21,451,372	$23,090,364
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	13,871,121	14,575,344
Harley-Davidson Motorcycle Trust, “A2”, FRN, 0.482%, 1/15/19	3,963,000	3,962,810
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.731%, 12/10/27 (n)	6,796,457	6,797,525
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.581%, 4/10/28 (z)	9,576,000	9,568,186
IMPAC CMB Trust, FRN, 0.921%, 11/25/34	128,899	122,287
IMPAC CMB Trust, FRN, 1.101%, 11/25/34	64,450	59,947
IMPAC Secured Assets Corp., FRN, 0.531%, 5/25/36	453,675	439,064
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48	5,035,892	5,273,682
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/48	12,197,703	12,474,060
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.962%, 6/15/49	12,404,780	12,548,427
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.136%, 2/15/51	1,134,664	1,136,483
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.962%, 6/15/49	9,433,747	10,058,035
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.665%, 7/15/42 (n)	4,180,000	1,081,784
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.885%, 2/12/49	2,662,741	2,854,312
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.962%, 6/15/49	20,102,684	21,115,457
Kingsland III Ltd., “A1”, CDO, FRN, 0.478%, 8/24/21 (n)	3,068,437	3,054,859
KKR Financial CLO Ltd., “C”, FRN, 1.707%, 5/15/21 (n)	7,811,290	7,773,405
LB Commercial Conduit Mortgage Trust, FRN, 1.581%, 10/15/35 (i)	1,138,918	41,494
Merrill Lynch Mortgage Investors, Inc., 4.356%, 2/25/37 (d)(q)	2,339,506	498,921
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.029%, 6/12/50	2,156,455	2,168,002
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/48	8,858,993	9,157,966
Morgan Stanley Capital I Trust, “AM”, FRN, 5.869%, 4/15/49	18,767,000	19,687,728
Morgan Stanley Capital I, Inc., FRN, 1.707%, 3/15/31 (i)(z)	192,947	8
Morgan Stanley Re-REMIC Trust, FRN, 5.989%, 8/15/45 (n)	17,036,082	18,242,833
Motor PLC, 2015-1A, “A1”, FRN, 0.804%, 6/25/22 (n)	6,916,000	6,924,491
Nissan Auto Lease Trust, 2013-B, “A3”, 0.75%, 6/15/16	6,181,000	6,184,208
Nissan Master Owner Trust Receivables 2015, “A-2”, 1.44%, 1/15/20	12,865,000	12,877,723
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/37 (d)(q)	765,844	757,733
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.36%, 12/25/36 (d)(q)	936,036	580,738

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Preferred Term Securities XIX Ltd., CDO, FRN, 0.621%, 12/22/35 (z)	$5,759,052	$4,052,126
Race Point CLO Ltd., “A”, FRN, 1.511%, 2/20/25 (n)	10,945,000	10,844,240
Race Point CLO Ltd., “A1A”, FRN, 0.455%, 8/01/21 (n)	10,511,603	10,466,823
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 12/25/35	5,739,326	4,690,424
Thornburg Mortgage Securities Trust, FRN, 0.861%, 4/25/43	16,175	15,800
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.531%, 7/22/19 (n)	8,621,000	8,604,861
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.15%, 2/15/51	10,601,901	11,202,562
Wachovia Bank Commercial Mortgage Trust, FRN, 5.903%, 6/15/49	21,096,007	22,512,098

		$623,460,558
Automotive - 1.0%
General Motors Co., 4.875%, 10/02/23	$6,264,000	$6,784,037
General Motors Co., 5.2%, 4/01/45	5,230,000	5,533,659
General Motors Financial Co., Inc., 3.45%, 4/10/22	9,207,000	9,142,671
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	6,172,000	6,335,144
Hyundai Capital America, 2.6%, 3/19/20 (n)	10,893,000	11,036,287
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	7,077,000	7,174,309

		$46,006,107
Biotechnology - 0.5%
Life Technologies Corp., 5%, 1/15/21	$20,509,000	$22,807,792

Broadcasting - 0.6%
Discovery Communications, Inc., 3.45%, 3/15/25	$2,753,000	$2,701,827
Discovery Communications, Inc., 4.95%, 5/15/42	5,225,000	5,310,512
Grupo Televisa S.A.B., 5%, 5/13/45	6,275,000	6,392,926
SES Global Americas Holdings GP, 5.3%, 3/25/44 (n)	3,585,000	3,880,676
SES S.A., 3.6%, 4/04/23 (n)	3,480,000	3,572,850
SES S.A., 5.3%, 4/04/43 (z)	4,082,000	4,433,191

		$26,291,982
Brokerage & Asset Managers - 0.4%
CME Group, Inc., 3%, 3/15/25	$6,579,000	$6,611,329
TD Ameritrade Holding Corp., 5.6%, 12/01/19	5,512,000	6,354,581
TD Ameritrade Holding Corp., 2.95%, 4/01/22	4,776,000	4,828,264

		$17,794,174
Building - 0.8%
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	$10,122,000	$10,754,625
CEMEX Finance LLC, 9.375%, 10/12/22	5,383,000	6,128,546

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Martin Marietta Materials, Inc., 4.25%, 7/02/24	$10,906,000	$11,302,389
Mohawk Industries, Inc., 6.125%, 1/15/16	4,971,000	5,149,131
Mohawk Industries, Inc., 3.85%, 2/01/23	3,818,000	3,898,800
Owens Corning, Inc., 6.5%, 12/01/16	105,000	112,483

		$37,345,974
Business Services - 0.2%
Equinix, Inc., 4.875%, 4/01/20	$5,020,000	$5,183,150
Tencent Holdings Ltd., 3.375%, 3/05/18	4,606,000	4,757,809

		$9,940,959
Cable TV - 1.2%
British Sky Broadcasting Group PLC, 2.625%, 9/16/19 (n)	$3,469,000	$3,516,563
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	5,370,000	5,580,101
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	6,065,000	6,140,813
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	2,540,000	2,554,554
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	11,935,000	11,875,325
Time Warner Cable, Inc., 4.5%, 9/15/42	11,091,000	9,432,663
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	5,117,000	6,199,199
Videotron Ltd., 5%, 7/15/22	10,755,000	11,097,009

		$56,396,227
Chemicals - 1.5%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$10,906,000	$11,151,385
CF Industries Holdings, Inc., 7.125%, 5/01/20	7,265,000	8,734,383
CF Industries Holdings, Inc., 5.375%, 3/15/44	3,874,000	4,225,748
Dow Chemical Co., 8.55%, 5/15/19	10,900,000	13,533,495
INEOS Finance PLC, 7.5%, 5/01/20 (n)	8,116,000	8,576,989
LYB International Finance B.V., 4%, 7/15/23	3,779,000	3,999,221
LyondellBasell Industries N.V., 6%, 11/15/21	290,000	340,858
LyondellBasell Industries N.V., 5.75%, 4/15/24	8,237,000	9,686,481
Tronox Finance LLC, 6.375%, 8/15/20	10,489,000	10,279,220

		$70,527,780
Computer Software - 0.2%
VeriSign, Inc., 4.625%, 5/01/23	$9,825,000	$9,820,088

Computer Software - Systems - 0.0%
Seagate HDD Cayman, 3.75%, 11/15/18	$962,000	$1,006,546

Consumer Products - 0.7%
Mattel, Inc., 5.45%, 11/01/41	$5,998,000	$6,288,885
Newell Rubbermaid, Inc., 4%, 12/01/24	12,501,000	13,049,419
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	13,360,000	14,065,969

		$33,404,273

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 0.5%
ADT Corp., 6.25%, 10/15/21	$10,200,000	$10,965,000
Priceline Group, Inc., 3.65%, 3/15/25	11,504,000	11,723,048

		$22,688,048
Containers - 0.5%
Ball Corp., 5%, 3/15/22	$3,615,000	$3,768,638
Ball Corp., 4%, 11/15/23	7,275,000	7,129,500
Sealed Air Corp., 5.125%, 12/01/24 (n)	10,780,000	11,238,150

		$22,136,288
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$2,705,000	$3,129,658

Emerging Market Quasi-Sovereign - 0.3%
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	$4,278,000	$3,985,470
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	13,000	13,078
Petroleos Mexicanos, 4.5%, 1/23/26 (n)	8,526,000	8,653,890

		$12,652,438
Energy - Independent - 0.6%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,604,000	$1,782,394
Anadarko Petroleum Corp., 4.5%, 7/15/44	9,473,000	9,509,433
Chesapeake Energy Corp., 5.75%, 3/15/23	11,535,000	11,275,463
EQT Corp., 4.875%, 11/15/21	5,460,000	5,824,848

		$28,392,138
Energy - Integrated - 0.6%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$6,908,000	$7,084,417
BP Capital Markets PLC, 2.237%, 5/10/19	8,693,000	8,791,327
BP Capital Markets PLC, 2.521%, 1/15/20	1,902,000	1,945,504
Chevron Corp., 1.104%, 12/05/17	4,990,000	4,994,416
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	9,177,000	6,492,728

		$29,308,392
Entertainment - 0.4%
Carnival Corp., 3.95%, 10/15/20	$9,780,000	$10,396,189
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	5,505,000	5,683,913

		$16,080,102
Financial Institutions - 1.2%
CIT Group, Inc., 5.5%, 2/15/19 (n)	$8,895,000	$9,306,394
General Electric Capital Corp., 2.1%, 12/11/19	3,604,000	3,668,677
General Electric Capital Corp., 6.375% to 11/15/17, FRN to 11/15/67	5,150,000	5,626,375
International Lease Finance Corp., 7.125%, 9/01/18 (n)	5,888,000	6,668,160

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/21	$11,185,000	$10,905,375
SLM Corp., 4.625%, 9/25/17	11,437,000	11,637,148
SLM Corp., 8%, 3/25/20	5,422,000	6,038,698

		$53,850,827
Food & Beverages - 1.5%
Embotelladora Andina S.A., 5%, 10/01/23 (n)	$1,699,000	$1,873,273
J.M. Smucker Co., 3%, 3/15/22 (z)	4,270,000	4,285,581
J.M. Smucker Co., 4.25%, 3/15/35 (n)	5,928,000	5,887,921
Kraft Foods Group, Inc., 5%, 6/04/42	9,699,000	10,365,244
Mead Johnson Nutrition Co., “A”, 4.9%, 11/01/19	3,146,000	3,474,191
Smithfield Foods, Inc., 6.625%, 8/15/22	10,510,000	11,324,525
Tyson Foods, Inc., 6.6%, 4/01/16	8,949,000	9,401,703
Tyson Foods, Inc., 4.5%, 6/15/22	5,686,000	6,196,336
Tyson Foods, Inc., 3.95%, 8/15/24	3,378,000	3,522,464
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	12,487,000	13,049,439

		$69,380,677
Food & Drug Stores - 0.2%
Walgreens Boots Alliance, Inc., 3.8%, 11/18/24	$8,911,000	$9,135,183

Forest & Paper Products - 0.5%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$5,083,000	$5,772,478
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)	11,057,000	11,482,617
Packaging Corp. of America, 3.65%, 9/15/24	4,893,000	4,932,369

		$22,187,464
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 5.625%, 3/01/21	$2,221,000	$2,479,593
Wyndham Worldwide Corp., 4.25%, 3/01/22	6,558,000	6,768,295

		$9,247,888
Insurance - 1.4%
AIA Group Ltd., 3.2%, 3/11/25 (n)	$7,860,000	$8,062,647
American International Group, Inc., 6.4%, 12/15/20	12,214,000	14,655,713
American International Group, Inc., 4.125%, 2/15/24	3,397,000	3,652,961
American International Group, Inc., 4.5%, 7/16/44	5,488,000	5,680,843
Five Corners Funding Trust, 4.419%, 11/15/23 (n)	6,006,000	6,409,471
Pacific Lifecorp, 5.125%, 1/30/43 (n)	7,926,000	8,665,028
Unum Group, 7.125%, 9/30/16	2,220,000	2,395,977
Unum Group, 4%, 3/15/24	8,486,000	8,835,589
UnumProvident Corp., 6.85%, 11/15/15 (n)	5,819,000	5,997,562

		$64,355,791

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.2%
Humana, Inc., 7.2%, 6/15/18	$9,203,000	$10,644,144

Insurance - Property & Casualty - 1.5%
ACE INA Holdings, Inc., 3.15%, 3/15/25	$13,216,000	$13,445,152
Allied World Assurance, 5.5%, 11/15/20	3,670,000	4,137,573
CNA Financial Corp., 5.875%, 8/15/20	6,990,000	8,029,057
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	13,005,000	13,767,483
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	10,943,000	12,294,603
Marsh & McLennan Cos., Inc., 4.05%, 10/15/23	2,935,000	3,134,172
Swiss Re Ltd., 4.25%, 12/06/42 (n)	2,967,000	3,052,105
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	2,405,000	2,503,605
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	6,524,000	6,915,440

		$67,279,190
International Market Quasi-Sovereign - 0.6%
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	$9,265,000	$10,941,502
Statoil A.S.A., 2.45%, 1/17/23	3,936,000	3,882,541
Statoil A.S.A., 3.7%, 3/01/24	10,559,000	11,266,464

		$26,090,507
Local Authorities - 0.4%
State of California (Build America Bonds), 7.625%, 3/01/40	$1,360,000	$2,084,010
State of California (Build America Bonds), 7.6%, 11/01/40	10,440,000	16,345,177

		$18,429,187
Machinery & Tools - 0.2%
United Rentals North America, Inc., 7.375%, 5/15/20	$6,755,000	$7,283,849
United Rentals North America, Inc., 6.125%, 6/15/23	3,855,000	4,041,004

		$11,324,853
Major Banks - 7.5%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$7,822,000	$8,201,390
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)	7,100,000	7,184,433
Bank of America Corp., 5.625%, 7/01/20	2,505,000	2,867,969
Bank of America Corp., 5.875%, 1/05/21	4,930,000	5,726,723
Bank of America Corp., 3.3%, 1/11/23	15,044,000	15,078,195
Bank of America Corp., 4.125%, 1/22/24	13,877,000	14,666,324
Bank of America Corp., 3.95%, 4/21/25	12,865,000	12,671,227
Bank of America Corp., 6.1% to 3/17/15, FRN to 12/31/49	9,685,000	9,878,700
Bank of America Corp., FRN, 6.5%, 10/29/49	5,231,000	5,557,938
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	7,462,000	8,520,149
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/25 (z)	12,034,000	11,998,319
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)	5,702,000	5,909,467
Goldman Sachs Group, Inc., 5.625%, 1/15/17	4,693,000	5,005,934

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Goldman Sachs Group, Inc., 2.375%, 1/22/18	$7,171,000	$7,298,049
Goldman Sachs Group, Inc., 3.625%, 1/22/23	16,972,000	17,430,770
Huntington National Bank, 2.4%, 4/01/20	3,704,000	3,715,223
ING Bank N.V., 2%, 9/25/15 (n)	6,554,000	6,588,363
ING Bank N.V., 3.75%, 3/07/17 (n)	2,945,000	3,074,660
ING Bank N.V., 5.8%, 9/25/23 (n)	16,778,000	18,878,589
JPMorgan Chase & Co., 2%, 8/15/17	3,141,000	3,190,659
JPMorgan Chase & Co., 4.25%, 10/15/20	2,471,000	2,682,243
JPMorgan Chase & Co., 4.5%, 1/24/22	3,602,000	3,945,469
JPMorgan Chase & Co., 3.2%, 1/25/23	9,726,000	9,778,170
JPMorgan Chase & Co., 3.125%, 1/23/25	21,397,000	21,112,013
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	4,250,000	4,475,820
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	6,749,000	7,069,584
Morgan Stanley, 5.75%, 10/18/16	7,752,000	8,260,973
Morgan Stanley, 5.5%, 7/24/20	4,790,000	5,455,503
Morgan Stanley, 5.5%, 7/28/21	20,255,000	23,345,062
Morgan Stanley, 3.7%, 10/23/24	3,847,000	3,934,746
Morgan Stanley, 4.3%, 1/27/45	2,874,000	2,826,099
PNC Bank N.A., 3.8%, 7/25/23	18,666,000	19,604,862
PNC Funding Corp., 5.625%, 2/01/17	8,496,000	9,109,861
Regions Financial Corp., 2%, 5/15/18	3,688,000	3,675,748
Royal Bank of Scotland PLC, 2.55%, 9/18/15	4,259,000	4,283,787
Royal Bank of Scotland PLC, 6%, 12/19/23	8,880,000	9,725,776
Wachovia Corp., 6.605%, 10/01/25	2,393,000	2,965,171
Wells Fargo & Co., 3%, 2/19/25	22,175,000	21,866,856
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/31/49	5,267,000	5,589,604

		$343,150,428
Medical & Health Technology & Services - 0.8%
Becton, Dickinson and Co., 4.685%, 12/15/44	$8,185,000	$8,578,322
Catholic Health Initiatives, 2.95%, 11/01/22	9,909,000	9,862,239
Express Scripts Holding Co., 2.65%, 2/15/17	6,827,000	6,982,546
Laboratory Corp. of America Holdings, 3.6%, 2/01/25	3,987,000	3,971,961
Laboratory Corp. of America Holdings, 4.7%, 2/01/45	8,042,000	8,091,635

		$37,486,703
Medical Equipment - 0.7%
Medtronic, Inc., 4.625%, 3/15/45 (n)	$10,024,000	$10,797,091
Zimmer Holdings, Inc., 2.7%, 4/01/20	23,330,000	23,558,844

		$34,355,935
Metals & Mining - 1.2%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	$5,766,000	$6,120,107
Barrick North America Finance LLC, 5.75%, 5/01/43	8,843,000	8,959,418

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	$3,357,000	$3,158,464
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/34	4,200,000	3,778,337
Kinross Gold Corp., 5.95%, 3/15/24	8,317,000	7,748,832
Plains Exploration & Production Co., 6.875%, 2/15/23	11,638,000	12,510,850
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)	10,822,000	11,065,495

		$53,341,503
Midstream - 3.8%
APT Pipelines Ltd., 3.875%, 10/11/22 (n)	$12,507,000	$12,620,228
APT Pipelines Ltd., 5%, 3/23/35 (n)	11,479,000	11,349,115
El Paso Corp., 7.75%, 1/15/32	8,840,000	10,549,426
El Paso Pipeline Partners Operating Co. LLC, 4.3%, 5/01/24	7,843,000	7,971,429
Energy Transfer Partners LP, 4.65%, 6/01/21	8,511,000	9,141,920
Energy Transfer Partners LP, 5.15%, 2/01/43	5,108,000	4,996,375
Energy Transfer Partners LP, 5.15%, 3/15/45	11,437,000	11,145,700
Enterprise Products Operating LLC, 3.9%, 2/15/24	10,366,000	10,687,978
Enterprise Products Operating LLC, 3.75%, 2/15/25	7,725,000	7,876,565
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	7,490,000	8,189,177
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	9,090,000	8,943,733
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	8,105,000	8,449,463
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24	5,505,000	5,694,372
ONEOK Partners LP, 6.2%, 9/15/43	7,052,000	7,250,161
Plains All American Pipeline LP, 3.6%, 11/01/24	1,125,000	1,127,150
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	10,907,000	11,156,007
Spectra Energy Capital LLC, 8%, 10/01/19	8,284,000	10,002,889
Sunoco Logistics Partners LP, 4.25%, 4/01/24	1,391,000	1,427,423
Sunoco Logistics Partners LP, 5.35%, 5/15/45	9,270,000	9,477,527
Williams Cos., Inc., 3.7%, 1/15/23	13,535,000	12,797,952
Williams Cos., Inc., 5.75%, 6/24/44	3,356,000	3,157,241

		$174,011,831
Mortgage-Backed - 18.6%
Fannie Mae, 3.5%, 7/01/43	$7,019,335	$7,361,332
Fannie Mae, 4.53%, 8/01/15	1,066,168	1,071,217
Fannie Mae, 4.6%, 8/01/15	1,705,769	1,714,003
Fannie Mae, 4.78%, 8/01/15	2,347,198	2,359,024
Fannie Mae, 4.94%, 8/01/15	2,641,000	2,652,966
Fannie Mae, 4.89%, 10/01/15	343,452	346,614
Fannie Mae, 5.09%, 2/01/16	2,584,217	2,631,510
Fannie Mae, 5.142%, 2/01/16	425,581	430,264
Fannie Mae, 5.432%, 2/01/16	3,939,806	4,015,426
Fannie Mae, 5.733%, 7/01/16	1,818,884	1,896,129

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.93%, 9/01/16	$1,126,794	$1,172,419
Fannie Mae, 5.395%, 12/01/16	2,226,752	2,357,075
Fannie Mae, 5.5%, 12/01/16 - 8/01/38	31,712,566	35,849,499
Fannie Mae, 4.908%, 1/01/17	570,044	568,597
Fannie Mae, 5.28%, 3/01/17	2,519,857	2,649,902
Fannie Mae, 5.54%, 4/01/17	1,398,178	1,502,635
Fannie Mae, 5.459%, 6/01/17	844,164	900,179
Fannie Mae, 2.71%, 11/01/17	1,445,568	1,497,124
Fannie Mae, 5%, 2/01/18 - 6/01/40	23,260,975	25,910,321
Fannie Mae, 3.99%, 4/01/18	2,450,000	2,619,699
Fannie Mae, 3.854%, 7/01/18	3,496,716	3,727,716
Fannie Mae, 2.578%, 9/25/18	11,000,000	11,381,282
Fannie Mae, 5.18%, 3/01/19	509,703	553,085
Fannie Mae, 4.88%, 3/01/20	616,840	668,948
Fannie Mae, 5.19%, 9/01/20	2,591,622	2,836,771
Fannie Mae, 4.45%, 1/01/21	7,541,523	8,424,107
Fannie Mae, 2.41%, 5/01/23	2,896,148	2,905,899
Fannie Mae, 2.55%, 5/01/23	1,497,038	1,516,177
Fannie Mae, 4.5%, 5/01/25	854,508	919,447
Fannie Mae, 3%, 3/01/27 - 4/01/27	14,792,840	15,508,520
Fannie Mae, 6.5%, 11/01/31 - 1/01/33	237,877	284,951
Fannie Mae, 4.5%, 3/01/34 - 4/01/44	13,856,696	15,170,003
Fannie Mae, 6%, 5/01/34 - 10/01/38	11,482,921	13,194,126
Fannie Mae, 4%, 2/01/41 - 2/01/45	155,075,091	165,921,779
Fannie Mae, 3.5%, 11/01/41 - 1/01/42	11,063,135	11,665,438
Fannie Mae, 3.5%, 4/01/43	7,350,256	7,710,013
Fannie Mae, TBA, 3%, 5/01/30	2,700,000	2,825,381
Fannie Mae, TBA, 4.5%, 5/01/45	47,920,000	52,154,173
Federal Home Loan Bank, 3%, 5/01/43	3,631,311	3,706,901
Freddie Mac, 3.5%, 7/01/42	9,903,799	10,383,207
Freddie Mac, 4%, 9/01/44	54,517,489	58,177,676
Freddie Mac, 1.655%, 11/25/16	6,270,432	6,336,811
Freddie Mac, 1.426%, 8/25/17	6,993,000	7,054,832
Freddie Mac, 5.5%, 9/01/17 - 1/01/38	7,012,534	7,909,593
Freddie Mac, 3.882%, 11/25/17	8,787,000	9,318,482
Freddie Mac, 3.154%, 2/25/18	3,699,000	3,884,179
Freddie Mac, 5%, 5/01/18 - 4/01/40	7,708,227	8,575,189
Freddie Mac, 2.412%, 8/25/18	4,630,000	4,781,836
Freddie Mac, 2.303%, 9/25/18	2,159,711	2,225,422
Freddie Mac, 2.323%, 10/25/18	5,437,000	5,600,974
Freddie Mac, 2.13%, 1/25/19	14,841,000	15,118,453
Freddie Mac, 2.456%, 8/25/19	9,000,000	9,253,170
Freddie Mac, 1.869%, 11/25/19	8,385,000	8,454,998

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 4.251%, 1/25/20	$4,741,000	$5,234,794
Freddie Mac, 2.313%, 3/25/20	9,101,000	9,353,025
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	7,268,379	7,726,165
Freddie Mac, 3.034%, 10/25/20	3,415,000	3,621,652
Freddie Mac, 2.856%, 1/25/21	4,111,000	4,313,097
Freddie Mac, 2.355%, 7/25/22	6,000,000	6,052,350
Freddie Mac, 2.682%, 10/25/22	3,790,000	3,888,601
Freddie Mac, 3.25%, 4/25/23	8,549,000	9,094,845
Freddie Mac, 3.06%, 7/25/23	5,785,000	6,057,560
Freddie Mac, 3.531%, 7/25/23	3,060,000	3,309,672
Freddie Mac, 3.458%, 8/25/23	17,774,000	19,130,441
Freddie Mac, 2.67%, 12/25/24	5,439,000	5,482,871
Freddie Mac, 2.811%, 1/25/25	8,455,000	8,634,545
Freddie Mac, 4%, 7/01/25 - 11/01/43	26,021,340	27,829,138
Freddie Mac, 4.5%, 7/01/25 - 6/01/41	2,269,181	2,466,434
Freddie Mac, 3.5%, 8/01/26 - 3/01/43	17,799,167	18,715,952
Freddie Mac, 6%, 11/01/33 - 7/01/38	3,194,973	3,661,762
Freddie Mac, 3%, 4/01/43 - 5/01/43	4,985,240	5,083,940
Ginnie Mae, 5.5%, 11/15/32 - 1/20/42	5,260,652	5,961,893
Ginnie Mae, 6%, 2/15/34 - 1/15/38	4,202,032	4,816,570
Ginnie Mae, 4.5%, 4/15/39 - 2/20/42	45,572,358	50,393,178
Ginnie Mae, 4%, 10/20/40 - 11/20/44	14,094,706	15,171,410
Ginnie Mae, 3.5%, 11/15/40 - 4/15/42	18,640,005	19,772,917
Ginnie Mae, TBA, 3.5%, 5/01/45 - 6/01/45	28,924,000	30,448,817

		$853,877,103
Municipals - 0.1%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$2,565,000	$2,579,826

Natural Gas - Distribution - 0.0%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$1,077,000	$1,124,359

Network & Telecom - 1.3%
AT&T, Inc., 4.5%, 5/15/35	$19,664,000	$19,255,107
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 10/30/24 (n)	6,726,000	7,125,645
Verizon Communications, Inc., 6.55%, 9/15/43	25,245,000	31,586,923

		$57,967,675
Oil Services - 0.4%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$8,558,780	$7,384,516
Schlumberger Norge A.S., 1.25%, 8/01/17 (n)	11,361,000	11,373,952

		$18,758,468

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oils - 0.2%
Valero Energy Corp., 4.9%, 3/15/45	$8,076,000	$8,176,312

Other Banks & Diversified Financials - 2.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/18 (n)	$4,209,000	$4,322,357
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	3,587,000	4,075,729
BPCE S.A., 4.5%, 3/15/25 (n)	8,201,000	8,268,355
Capital One Bank (USA) N.A., 3.375%, 2/15/23	4,224,000	4,246,628
Capital One Financial Corp., 6.15%, 9/01/16	6,690,000	7,096,685
Capital One Financial Corp., 3.2%, 2/05/25	7,435,000	7,317,780
Citigroup, Inc., 8.5%, 5/22/19	7,251,000	8,971,568
Discover Bank, 7%, 4/15/20	9,837,000	11,615,028
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	12,290,000	16,614,605
Macquarie Group Ltd., 3%, 12/03/18 (n)	1,406,000	1,444,827
Macquarie Group Ltd., 6%, 1/14/20 (n)	6,932,000	7,904,185
Santander Holdings USA, Inc., 4.625%, 4/19/16	3,739,000	3,867,734
U.S. Bank NA Cincinnati, 2.8%, 1/27/25	4,031,000	3,984,849

		$89,730,330
Pharmaceuticals - 1.7%
Actavis Funding SCS, 4.55%, 3/15/35	$4,534,000	$4,550,762
Actavis Funding SCS, 4.85%, 6/15/44	3,782,000	3,849,176
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	3,922,000	4,043,256
Celgene Corp., 2.45%, 10/15/15	7,103,000	7,157,175
Celgene Corp., 1.9%, 8/15/17	7,253,000	7,334,284
Forest Laboratories, Inc., 4.875%, 2/15/21 (n)	27,617,000	30,263,123
Gilead Sciences, Inc., 2.35%, 2/01/20	1,158,000	1,186,094
Gilead Sciences, Inc., 4.8%, 4/01/44	8,306,000	9,126,874
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)	4,670,000	4,786,750
VPII Escrow Corp., 6.75%, 8/15/18 (z)	5,225,000	5,531,969

		$77,829,463
Precious Metals & Minerals - 0.1%
Teck Resources Ltd., 6%, 8/15/40	$1,162,000	$1,045,131
Teck Resources Ltd., 5.4%, 2/01/43	5,699,000	4,923,110

		$5,968,241
Railroad & Shipping - 0.0%
Canadian Pacific Railway Co., 4.45%, 3/15/23	$1,366,000	$1,506,178

Real Estate - Apartment - 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/23	$3,139,000	$3,322,154

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.3%
HCP, Inc., REIT, 3.875%, 8/15/24	$7,579,000	$7,699,877
HCP, Inc., REIT, 5.375%, 2/01/21	4,940,000	5,555,554

		$13,255,431
Real Estate - Office - 0.3%
Boston Properties LP, REIT, 3.7%, 11/15/18	$5,442,000	$5,785,189
Boston Properties LP, REIT, 3.8%, 2/01/24	5,543,000	5,794,414

		$11,579,603
Real Estate - Other - 0.1%
Liberty Property LP, REIT, 5.5%, 12/15/16	$4,563,000	$4,842,739

Real Estate - Retail - 0.6%
DDR Corp., REIT, 4.625%, 7/15/22	$4,107,000	$4,385,492
DDR Corp., REIT, 3.375%, 5/15/23	9,585,000	9,517,713
Kimco Realty Corp., REIT, 5.783%, 3/15/16	7,684,000	7,990,884
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	4,593,000	5,923,004

		$27,817,093
Restaurants - 0.2%
YUM! Brands, Inc., 5.35%, 11/01/43	$7,927,000	$8,516,848

Retailers - 0.8%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$9,807,000	$10,423,674
Cencosud S.A., 5.5%, 1/20/21	4,672,000	4,988,682
Dollar General Corp., 3.25%, 4/15/23	12,650,000	12,324,174
Gap, Inc., 5.95%, 4/12/21	5,458,000	6,305,715
Home Depot, Inc., 5.95%, 4/01/41	3,217,000	4,179,156

		$38,221,401
Specialty Chemicals - 0.2%
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	$9,530,000	$10,411,525

Supermarkets - 0.1%
Kroger Co., 3.85%, 8/01/23	$3,285,000	$3,481,817

Telecommunications - Wireless - 0.8%
American Tower Corp., REIT, 3.5%, 1/31/23	$7,629,000	$7,493,669
American Tower Corp., REIT, 5%, 2/15/24	8,779,000	9,486,508
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	4,441,000	5,059,218
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	3,480,000	3,809,855
MTS International Funding Ltd., 5%, 5/30/23 (n)	6,018,000	5,389,119
SBA Tower Trust, 2.898%, 10/15/44 (n)	7,673,000	7,744,198

		$38,982,567

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - 0.4%
Lorillard Tobacco Co., 8.125%, 6/23/19	$5,043,000	$6,158,441
Reynolds American, Inc., 6.75%, 6/15/17	10,032,000	11,085,019

		$17,243,460
Transportation - Services - 0.4%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$3,033,000	$3,973,327
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	2,033,000	2,101,083
ERAC USA Finance LLC, 4.5%, 2/15/45 (n)	1,447,000	1,428,041
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	10,975,000	10,097,000

		$17,599,451
U.S. Government Agencies and Equivalents - 2.4%
Ginnie Mae, 4.5%, 11/20/44	$8,468,315	$9,182,809
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	5,600,000	5,731,314
Small Business Administration, 5.94%, 7/01/16	18,516	18,893
Small Business Administration, 5.37%, 9/01/16	64,052	65,338
Small Business Administration, 6.35%, 4/01/21	4,492	4,897
Small Business Administration, 6.34%, 5/01/21	6,811	7,422
Small Business Administration, 6.44%, 6/01/21	7,450	8,185
Small Business Administration, 5.34%, 11/01/21	46,216	49,611
Small Business Administration, 6.07%, 3/01/22	25,141	27,517
Small Business Administration, 4.35%, 7/01/23	324,565	343,136
Small Business Administration, 4.98%, 11/01/23	495,008	541,033
Small Business Administration, 4.89%, 12/01/23	448,332	485,173
Small Business Administration, 4.93%, 1/01/24	625,122	676,884
Small Business Administration, 4.34%, 3/01/24	600,216	632,279
Small Business Administration, 5.18%, 5/01/24	599,038	648,165
Small Business Administration, 5.52%, 6/01/24	576,778	633,472
Small Business Administration, 5.19%, 7/01/24	706,934	766,019
Small Business Administration, 4.86%, 10/01/24	424,323	455,372
Small Business Administration, 4.57%, 6/01/25	1,047,761	1,127,614
Small Business Administration, 4.76%, 9/01/25	2,992,752	3,225,981
Small Business Administration, 5.39%, 12/01/25	291,091	322,648
Small Business Administration, 5.35%, 2/01/26	1,623,742	1,784,270
Small Business Administration, 3.25%, 11/01/30	3,490,474	3,631,703
Small Business Administration, 2.85%, 9/01/31	5,592,782	5,744,564
Small Business Administration, 2.37%, 8/01/32	4,239,536	4,213,605
Small Business Administration, 2.13%, 1/01/33	6,111,945	6,027,368
Small Business Administration, 2.21%, 2/01/33	1,526,142	1,514,582
Small Business Administration, 2.22%, 3/01/33	5,592,619	5,551,395
Small Business Administration, 2.08%, 4/01/33	8,722,083	8,576,888
Small Business Administration, 2.45%, 6/01/33	11,723,096	11,820,638
Small Business Administration, 3.15%, 7/01/33	14,595,304	15,251,899

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 3.16%, 8/01/33	$13,968,832	$14,600,515
Small Business Administration, 3.62%, 9/01/33	7,470,473	7,994,476

		$111,665,665
U.S. Treasury Obligations - 19.2%
U.S. Treasury Bonds, 6%, 2/15/26	$840,000	$1,156,641
U.S. Treasury Bonds, 4.5%, 2/15/36	55,155,000	73,041,601
U.S. Treasury Bonds, 5%, 5/15/37	2,552,000	3,606,494
U.S. Treasury Bonds, 4.5%, 8/15/39	43,514,100	57,673,197
U.S. Treasury Bonds, 2.875%, 5/15/43	14,851,000	15,216,468
U.S. Treasury Notes, 0.375%, 2/15/16 (f)	229,494,000	229,780,868
U.S. Treasury Notes, 5.125%, 5/15/16	81,351,000	85,405,859
U.S. Treasury Notes, 0.875%, 12/31/16	48,741,000	49,057,037
U.S. Treasury Notes, 0.75%, 6/30/17	217,011,000	217,417,896
U.S. Treasury Notes, 2.75%, 2/15/19	68,725,900	72,683,000
U.S. Treasury Notes, 1%, 6/30/19	68,706,000	67,911,621
U.S. Treasury Notes, TIPS, 2%, 1/15/16	10,347,838	10,607,341

		$883,558,023
Universities - Colleges - 0.5%
California Educational Facilities Authority Rev. (Stanford University), 5.25%, 4/01/40	$2,655,000	$3,573,630
California Educational Facilities Authority Rev. (Stanford University), 5%, 5/01/45	5,310,000	7,045,361
University of California Limited Project Rev., “J”, 4.131%, 5/15/45	3,180,000	3,161,461
University of Notre Dame Du Lac, 3.438%, 2/15/45	10,505,000	10,100,967

		$23,881,419
Utilities - Electric Power - 2.8%
Alabama Power Co., 4.15%, 8/15/44	$3,406,000	$3,600,612
Berkshire Hathaway Energy Co., 5.15%, 11/15/43	8,174,000	9,564,749
CMS Energy Corp., 6.25%, 2/01/20	4,272,000	5,001,739
CMS Energy Corp., 5.05%, 3/15/22	4,239,000	4,789,167
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,366,000	3,758,604
Dominion Resources, Inc., 3.625%, 12/01/24	19,000,000	19,560,196
Duke Energy Corp., 3.75%, 4/15/24	3,587,000	3,815,377
EDP Finance B.V., 5.25%, 1/14/21 (n)	9,161,000	9,864,473
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	6,757,000	7,060,606
Enel Finance International S.A., 6.25%, 9/15/17 (n)	5,360,000	5,931,424
Enel Finance International S.A., 6%, 10/07/39 (n)	5,000,000	5,864,735
Exelon Corp., 4.9%, 6/15/15	6,177,000	6,206,359
Exelon Generation Co. LLC, 4.25%, 6/15/22	9,106,000	9,544,417
Florida Power & Light Co., 4.05%, 10/01/44	8,880,000	9,394,907

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Pacific Gas & Electric Co., 3.25%, 6/15/23	$3,569,000	$3,657,308
PPL Capital Funding, Inc., 5%, 3/15/44	4,282,000	4,892,493
PPL Corp., 3.5%, 12/01/22	3,600,000	3,732,977
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	11,511,000	13,105,803

		$129,345,946
Total Bonds (Identified Cost, $4,458,486,238)		$4,560,013,817

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	73,157,551	$73,157,551
Total Investments (Identified Cost, $4,531,643,789)		$4,633,171,368

Other Assets, Less Liabilities - (0.9)%		(40,957,696)
Net Assets - 100.0%		$4,592,213,672

(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $707,127,190 representing 15.4% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Alm XIV Ltd., 2014-14A, “A1” , FRN, 1.709%, 7/28/26	4/02/15	$13,910,607	$13,883,051
Babson Ltd., CLO, FRN, 1.375%, 4/20/25	3/12/14	9,347,893	9,354,722
Bayview Commercial Asset Trust, FRN, 0.491%, 8/25/35	6/09/05	384,342	349,062
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36	2/28/06	862,951	16,647
Bayview Commercial Asset Trust, FRN, 0.451%, 4/25/36	2/23/06	311,808	278,393

28

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06-5/29/09	$706,067	$1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36	9/11/06	864,066	2
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36	10/25/06	942,897	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37	1/26/07-5/29/09	0	2
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.781%, 12/28/40	3/01/06	2,825,389	1,718,244
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 1.505%, 8/01/24	4/02/15	8,769,295	8,759,621
Commercial Mortgage Asset Trust, FRN, 0.631%, 1/17/32	8/25/03-4/09/12	11,150	10,027
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/25	3/23/15	12,005,352	11,998,319
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.655%, 1/15/25	09/19/14	10,825,292	10,792,492
Falcon Franchise Loan LLC, FRN, 6.855%, 1/05/23	1/18/02-3/23/11	1,671	3,607
Falcon Franchise Loan LLC, FRN, 23.05%, 1/05/25	1/29/03-3/23/11	26,932	88,375
First Union National Bank Commercial Mortgage, FRN, 1.73%, 1/12/43	12/11/03-4/09/12	1,499	1,209
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.674%, 1/17/26	7/24/14-09/09/14	11,813,828	11,791,862
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.581%, 4/10/28	3/25/14	9,576,000	9,568,186
J.M. Smucker Co., 3%, 3/15/22	3/12/15	4,251,362	4,285,581
Morgan Stanley Capital I, Inc., FRN, 1.707%, 3/15/31	6/10/03	6,140	8
Preferred Term Securities XIX Ltd., CDO, FRN, 0.621%, 12/22/35	9/08/05-3/28/11	5,705,046	4,052,126
SES S.A., 5.3%, 4/04/43	1/08/14	3,966,383	4,433,191
VPII Escrow Corp., 6.75%, 8/15/18	6/27/13	5,225,000	5,531,969
Total Restricted Securities			$96,916,698
% of Net assets			2.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

29

Portfolio of Investments – continued

Derivative Contracts at 4/30/15

Futures Contracts at 4/30/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	200	$25,675,000	June - 2015	$183,675
U.S. Treasury Ultra Bond (Short)	USD	100	16,450,000	June - 2015	88,271

					$271,946

At April 30, 2015, the fund had liquid securities with an aggregate value of $746,933 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,458,486,238)	$4,560,013,817
Underlying affiliated funds, at cost and value	73,157,551
Total investments, at value (identified cost, $4,531,643,789)	$4,633,171,368
Cash	448,322
Receivables for
Daily variation margin on open futures contracts	53,125
Investments sold	27,459,661
TBA sale commitments	63,627
Fund shares sold	13,724,432
Interest	32,996,854
Receivable from investment adviser	60,712
Other assets	14,936
Total assets	$4,707,993,037
Liabilities
Payables for
Distributions	$2,711,313
Investments purchased	23,508,359
TBA purchase commitments	85,260,060
Fund shares reacquired	3,151,964
Payable to affiliates
Shareholder servicing costs	756,191
Distribution and service fees	27,489
Program manager fees	22
Payable for independent Trustees’ compensation	189
Accrued expenses and other liabilities	363,778
Total liabilities	$115,779,365
Net assets	$4,592,213,672
Net assets consist of
Paid-in capital	$4,495,901,172
Unrealized appreciation (depreciation) on investments	101,799,525
Accumulated distributions in excess of net realized gain on investments and foreign currency	(7,295,544)
Undistributed net investment income	1,808,519
Net assets	$4,592,213,672
Shares of beneficial interest outstanding	419,050,721

31

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,495,611,796	136,500,881	$10.96
Class B	30,729,742	2,800,894	10.97
Class C	135,947,876	12,392,327	10.97
Class I	1,274,021,032	116,246,304	10.96
Class R1	4,152,597	378,429	10.97
Class R2	49,623,270	4,531,458	10.95
Class R3	71,741,929	6,549,176	10.95
Class R4	150,417,625	13,729,478	10.96
Class R5	1,371,926,398	125,187,536	10.96
Class 529A	4,712,640	430,763	10.94
Class 529B	395,784	36,071	10.97
Class 529C	2,932,983	267,404	10.97

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.45 [100 / 95.75 x $10.96] and $11.43 [100 / 95.75 x $10.94], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

32

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$138,719,078
Dividends from underlying affiliated funds	207,941
Total investment income	$138,927,019
Expenses
Management fee	$21,164,684
Distribution and service fees	5,286,157
Program manager fees	7,485
Shareholder servicing costs	3,027,867
Administrative services fee	610,785
Independent Trustees’ compensation	48,555
Custodian fee	271,433
Shareholder communications	401,848
Audit and tax fees	76,191
Legal fees	32,587
Miscellaneous	386,853
Total expenses	$31,314,445
Reduction of expenses by investment adviser and distributor	(2,128,252)
Net expenses	$29,186,193
Net investment income	$109,740,826
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$51,295,547
Futures contracts	376,509
Swap agreements	(605,520)
Foreign currency	(4,930)
Net realized gain (loss) on investments and foreign currency	$51,061,606
Change in unrealized appreciation (depreciation)
Investments	$8,848,813
Futures contracts	(670,598)
Net unrealized gain (loss) on investments	$8,178,215
Net realized and unrealized gain (loss) on investments	$59,239,821
Change in net assets from operations	$168,980,647

See Notes to Financial Statements

33

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2015	2014
Change in net assets
From operations
Net investment income	$109,740,826	$107,713,211
Net realized gain (loss) on investments and foreign currency	51,061,606	3,859,849
Net unrealized gain (loss) on investments	8,178,215	(72,254,385)
Change in net assets from operations	$168,980,647	$39,318,675
Distributions declared to shareholders
From net investment income	$(124,053,696)	$(119,482,366)
From net realized gain on investments	(16,119,295)	(1,648,141)
Total distributions declared to shareholders	$(140,172,991)	$(121,130,507)
Change in net assets from fund share transactions	$572,651,239	$288,467,418
Total change in net assets	$601,458,895	$206,655,586
Net assets
At beginning of period	3,990,754,777	3,784,099,191
At end of period (including undistributed net investment income of $1,808,519 and $314,833, respectively)	$4,592,213,672	$3,990,754,777

See Notes to Financial Statements

34

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.89	$11.13		$10.84	$10.57	$10.30
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.30		$0.29	$0.35	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.21)		0.35	0.32	0.29
Total from investment operations	$0.42	$0.09		$0.64	$0.67	$0.68
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)		$(0.35)	$(0.40)	$(0.41)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.33)		$(0.35)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$10.96	$10.89		$11.13	$10.84	$10.57
Total return (%) (r)(s)(t)(x)	3.89	0.92		5.97	6.42	6.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90		0.91	0.92	0.91
Expenses after expense reductions (f)	0.77	0.79		0.81	0.82	0.81
Net investment income	2.46	2.74		2.63	3.27	3.72
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$1,495,612	$1,153,059		$1,133,559	$1,009,130	$900,575

See Notes to Financial Statements

35

Financial Highlights – continued

Class B	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.90	$11.15		$10.86	$10.58	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22		$0.21	$0.27	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.22)		0.35	0.32	0.30
Total from investment operations	$0.33	$—		$0.56	$0.59	$0.60
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)		$(0.27)	$(0.31)	$(0.33)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.25)		$(0.27)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$10.97	$10.90		$11.15	$10.86	$10.58
Total return (%) (r)(s)(t)(x)	3.12	0.08		5.18	5.70	5.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65		1.66	1.67	1.66
Expenses after expense reductions (f)	1.52	1.54		1.56	1.60	1.61
Net investment income	1.72	2.00		1.88	2.48	2.91
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$30,730	$33,000		$43,999	$43,939	$41,493

Class C	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.90	$11.15		$10.86	$10.58	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20		$0.20	$0.26	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.21)		0.35	0.33	0.29
Total from investment operations	$0.32	$(0.01)		$0.55	$0.59	$0.59
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)		$(0.26)	$(0.31)	$(0.32)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.24)		$(0.26)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.97	$10.90		$11.15	$10.86	$10.58
Total return (%) (r)(s)(t)(x)	3.02	(0.03)		5.08	5.62	5.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65		1.66	1.67	1.66
Expenses after expense reductions (f)	1.62	1.65		1.66	1.67	1.66
Net investment income	1.61	1.90		1.78	2.41	2.86
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$135,948	$115,495		$161,290	$153,898	$135,007

See Notes to Financial Statements

36

Financial Highlights – continued

Class I	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.89	$11.14		$10.85	$10.57	$10.30
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31		$0.31	$0.37	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.21)		0.35	0.32	0.30
Total from investment operations	$0.43	$0.10		$0.66	$0.69	$0.70
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)		$(0.37)	$(0.41)	$(0.43)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.36)	$(0.35)		$(0.37)	$(0.41)	$(0.43)
Net asset value, end of period (x)	$10.96	$10.89		$11.14	$10.85	$10.57
Total return (%) (r)(s)(x)	4.05	0.98		6.13	6.68	6.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65		0.66	0.67	0.66
Expenses after expense reductions (f)	0.62	0.64		0.66	0.67	0.66
Net investment income	2.60	2.89		2.80	3.41	3.87
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$1,274,021	$976,838		$1,028,060	$1,883,416	$1,470,218

Class R1	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.90	$11.15		$10.86	$10.59	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20		$0.20	$0.26	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.21)		0.35	0.32	0.30
Total from investment operations	$0.32	$(0.01)		$0.55	$0.58	$0.60
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)		$(0.26)	$(0.31)	$(0.32)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.24)		$(0.26)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.97	$10.90		$11.15	$10.86	$10.59
Total return (%) (r)(s)(x)	3.02	(0.03)		5.07	5.52	5.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65		1.66	1.67	1.66
Expenses after expense reductions (f)	1.62	1.64		1.66	1.67	1.66
Net investment income	1.60	1.89		1.78	2.42	2.86
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$4,153	$3,093		$3,310	$3,117	$2,969

See Notes to Financial Statements

37

Financial Highlights – continued

Class R2	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.88	$11.13		$10.84	$10.56	$10.29
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26		$0.25	$0.31	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.22)		0.35	0.33	0.30
Total from investment operations	$0.38	$0.04		$0.60	$0.64	$0.65
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)		$(0.31)	$(0.36)	$(0.38)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.29)		$(0.31)	$(0.36)	$(0.38)
Net asset value, end of period (x)	$10.95	$10.88		$11.13	$10.84	$10.56
Total return (%) (r)(s)(x)	3.53	0.47		5.60	6.15	6.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.15		1.16	1.17	1.16
Expenses after expense reductions (f)	1.12	1.15		1.16	1.17	1.16
Net investment income	2.12	2.40		2.29	2.93	3.37
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$49,623	$42,233		$43,889	$45,433	$41,076

Class R3	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.88	$11.13		$10.84	$10.57	$10.29
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29		$0.28	$0.34	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.22)		0.35	0.32	0.30
Total from investment operations	$0.41	$0.07		$0.63	$0.66	$0.68
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.34)	$(0.39)	$(0.40)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.32)		$(0.34)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$10.95	$10.88		$11.13	$10.84	$10.57
Total return (%) (r)(s)(x)	3.79	0.72		5.87	6.32	6.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90		0.91	0.92	0.91
Expenses after expense reductions (f)	0.87	0.89		0.91	0.92	0.91
Net investment income	2.36	2.65		2.52	3.16	3.62
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$71,742	$48,842		$53,863	$41,177	$29,493

See Notes to Financial Statements

38

Financial Highlights – continued

Class R4	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.88	$11.13		$10.84	$10.57	$10.30
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.31		$0.30	$0.36	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	(0.22)		0.36	0.32	0.30
Total from investment operations	$0.44	$0.09		$0.66	$0.68	$0.70
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)		$(0.37)	$(0.41)	$(0.43)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.36)	$(0.34)		$(0.37)	$(0.41)	$(0.43)
Net asset value, end of period (x)	$10.96	$10.88		$11.13	$10.84	$10.57
Total return (%) (r)(s)(x)	4.15	0.97		6.13	6.58	6.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65		0.67	0.67	0.66
Expenses after expense reductions (f)	0.61	0.65		0.67	0.67	0.66
Net investment income	2.59	2.90		2.75	3.40	3.87
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$150,418	$68,289		$84,048	$46,209	$32,336

Class R5 (y)	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.89	$11.14		$10.85	$10.57	$10.30
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.32		$0.31	$0.35	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.22)		0.32	0.33	0.29
Total from investment operations	$0.44	$0.10		$0.63	$0.68	$0.69
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)		$(0.34)	$(0.40)	$(0.42)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.37)	$(0.35)		$(0.34)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$10.96	$10.89		$11.14	$10.85	$10.57
Total return (%) (r)(s)(x)	4.15	1.07		6.21	6.57	6.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55		0.57	0.77	0.76
Expenses after expense reductions (f)	0.53	0.55		0.57	0.77	0.76
Net investment income	2.72	2.99		2.82	3.30	3.78
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$1,371,926	$1,542,574		$1,222,616	$8,217	$5,643

See Notes to Financial Statements

39

Financial Highlights – continued

Class 529A	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.87	$11.11		$10.82	$10.55	$10.27
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.29		$0.29	$0.34	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.21)		0.34	0.32	0.30
Total from investment operations	$0.41	$0.08		$0.63	$0.66	$0.68
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.34)	$(0.39)	$(0.40)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.32)		$(0.34)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$10.94	$10.87		$11.11	$10.82	$10.55
Total return (%) (r)(s)(t)(x)	3.84	0.86		5.92	6.37	6.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.00		1.02	1.02	1.02
Expenses after expense reductions (f)	0.81	0.84		0.87	0.88	0.92
Net investment income	2.43	2.72		2.59	3.21	3.63
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$4,713	$4,032		$4,909	$3,934	$2,593

Class 529B	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.90	$11.15		$10.86	$10.59	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.20		$0.19	$0.26	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.22)		0.35	0.31	0.30
Total from investment operations	$0.32	$(0.02)		$0.54	$0.57	$0.59
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)		$(0.25)	$(0.30)	$(0.31)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.23)		$(0.25)	$(0.30)	$(0.31)
Net asset value, end of period (x)	$10.97	$10.90		$11.15	$10.86	$10.59
Total return (%) (r)(s)(t)(x)	2.96	(0.08)		5.02	5.46	5.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75		1.76	1.77	1.76
Expenses after expense reductions (f)	1.67	1.69		1.71	1.73	1.76
Net investment income	1.56	1.84		1.73	2.39	2.76
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$396	$395		$458	$428	$590

See Notes to Financial Statements

40

Financial Highlights – continued

Class 529C	Years ended 4/30
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$10.90	$11.15		$10.85	$10.58	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.20		$0.19	$0.25	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.22)		0.36	0.32	0.29
Total from investment operations	$0.32	$(0.02)		$0.55	$0.57	$0.58
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)		$(0.25)	$(0.30)	$(0.31)
From net realized gain on investments	(0.04)	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.23)		$(0.25)	$(0.30)	$(0.31)
Net asset value, end of period (x)	$10.97	$10.90		$11.15	$10.85	$10.58
Total return (%) (r)(s)(t)(x)	2.97	(0.08)		5.12	5.47	5.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75		1.76	1.77	1.76
Expenses after expense reductions (f)	1.67	1.70		1.71	1.73	1.76
Net investment income	1.56	1.84		1.73	2.34	2.77
Portfolio turnover	72	52		95	59	67
Net assets at end of period (000 omitted)	$2,933	$2,905		$4,097	$3,617	$2,284

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

41

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (formerly MFS Research Bond Fund) (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective March 31, 2015, the fund’s name changed from MFS Research Bond Fund to MFS Total Return Bond Fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

42

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

43

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$986,040,875	$—	$986,040,875
Non-U.S. Sovereign Debt	—	38,742,945	—	38,742,945
Municipal Bonds	—	26,461,245	—	26,461,245
U.S. Corporate Bonds	—	1,633,123,172	—	1,633,123,172
Residential Mortgage-Backed Securities	—	876,152,367	—	876,152,367
Commercial Mortgage-Backed Securities	—	387,705,901	—	387,705,901
Asset-Backed Securities (including CDOs)	—	222,662,193	—	222,662,193
Foreign Bonds	—	389,125,119	—	389,125,119
Mutual Funds	73,157,551	—	—	73,157,551
Total Investments	$73,157,551	$4,560,013,817	$—	$4,633,171,368

Other Financial Instruments
Futures Contracts	$271,946	$—	$—	$271,946

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

44

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$271,946

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. The current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$376,509	$—
Credit	—	(605,520)
Total	$376,509	$(605,520)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(670,598)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared

45

Notes to Financial Statements – continued

derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under

46

Notes to Financial Statements – continued

provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the

47

Notes to Financial Statements – continued

agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon

48

Notes to Financial Statements – continued

when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments and TBA sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

49

Notes to Financial Statements – continued

traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended April 30, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

50

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/15	4/30/14
Ordinary income (including any short-term capital gains)	$134,228,286	$119,485,702
Long-term capital gains	5,944,705	1,644,805
Total distributions	$140,172,991	$121,130,507

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/15
Cost of investments	$4,553,110,574
Gross appreciation	124,079,549
Gross depreciation	(44,018,755)
Net unrealized appreciation (depreciation)	$80,060,794
Undistributed ordinary income	24,089,066
Undistributed long-term capital gain	4,978,501
Other temporary differences	(12,815,861)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/15	Year ended 4/30/14	Year ended 4/30/15	Year ended 4/30/14
Class A	$36,547,463	$33,669,942	$5,124,353	$475,007
Class B	653,924	843,574	121,250	15,388
Class C	2,400,447	2,834,151	489,843	52,994
Class I	32,834,645	31,952,667	4,584,496	425,791
Class R1	77,034	64,655	15,596	1,189
Class R2	1,128,667	1,105,767	178,978	17,447
Class R3	1,534,474	1,368,544	229,433	18,423
Class R4	2,836,939	2,142,480	292,165	28,448
Class R5	45,862,041	45,294,343	5,055,048	610,109
Class 529A	116,917	128,399	15,852	1,838
Class 529B	7,250	8,733	1,471	166
Class 529C	53,895	69,111	10,810	1,341
Total	$124,053,696	$119,482,366	$16,119,295	$1,648,141

51

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

Effective December 29, 2014, the management fee is computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.50%
Average daily net assets in excess of $2.5 billion	0.45%

Prior to December 29, 2014, the management fee was computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2015, this management fee reduction amounted to $247,084, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser had also agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $5 billion. This written agreement to reduce management fee to 0.45% of average daily net assets in excess of $5 billion terminated on December 29, 2014. For the period August 1, 2014 through December 28, 2014, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. The management fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Effective December 29, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
0.74%	1.49%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.50%	0.79%	1.64%	1.64%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period December 29, 2014 through April 30, 2015, this reduction amounted to $525,923, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,324,858 and $1,838 for the year ended April 30, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

52

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$3,275,719
Class B	0.75%	0.25%	1.00%	0.90%	318,759
Class C	0.75%	0.25%	1.00%	1.00%	1,235,679
Class R1	0.75%	0.25%	1.00%	1.00%	39,687
Class R2	0.25%	0.25%	0.50%	0.50%	230,884
Class R3	—	0.25%	0.25%	0.25%	142,556
Class 529A	—	0.25%	0.25%	0.14%	10,656
Class 529B	0.75%	0.25%	1.00%	1.00%	3,812
Class 529C	0.75%	0.25%	1.00%	1.00%	28,405
Total Distribution and Service Fees					$5,286,157

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2015 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2015, this waiver amounted to $1,314,541 and is included in the reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares purchased prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is being waived under a written waiver agreement. For the year ended April 30, 2015, this waiver amounted to $31,982 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until December 31, 2015. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2015, this rebate amounted to $22, $124, $167, $438 and $2 for Class B, Class C, Class R3, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption

53

Notes to Financial Statements – continued

within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2015, were as follows:

Amount
Class A	$17,788
Class B	64,707
Class C	15,150
Class 529B	2
Class 529C	43

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2016, unless MFD elects to extend the waiver. For the year ended April 30, 2015, this waiver amounted to $3,741 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2015, were as follows:

	Fee	Waiver
Class 529A	$4,263	$2,131
Class 529B	381	190
Class 529C	2,841	1,420
Total Program Manager Fees and Waivers	$7,485	$3,741

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2015, the fee was $206,744, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,821,123.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2015 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

54

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended April 30, 2015, the aggregate fees paid by the fund under these agreements were $17,479 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $4,228, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 9,501 shares of Class R5 for an aggregate amount of $100,331.

(4) Portfolio Securities

For the year ended April 30, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,477,603,435	$2,103,006,498
Investments (non-U.S. Government securities)	$1,150,637,069	$896,082,198

55

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	55,347,063	$606,413,553	34,884,855	$376,493,679
Class B	308,010	3,378,935	235,047	2,538,092
Class C	3,861,421	42,383,474	1,552,586	16,771,938
Class I	84,747,174	927,754,402	29,239,545	314,596,919
Class R1	190,680	2,092,124	79,772	860,782
Class R2	1,502,959	16,471,490	1,013,334	10,906,417
Class R3	2,903,651	31,851,448	1,706,914	18,359,500
Class R4	8,942,469	97,631,748	1,622,242	17,458,899
Class R5	17,178,995	188,189,806	29,938,405	322,147,095
Class 529A	110,611	1,208,551	64,986	700,418
Class 529B	7,231	79,314	4,647	50,056
Class 529C	66,867	735,815	27,452	296,846
	175,167,131	$1,918,190,660	100,369,785	$1,081,180,641

Shares issued to shareholders in reinvestment of distributions
Class A	3,188,479	$34,953,691	2,648,244	$28,510,669
Class B	58,635	643,480	65,940	710,777
Class C	190,590	2,091,436	178,107	1,920,069
Class I	1,126,287	12,351,965	1,024,422	11,034,262
Class R1	8,434	92,558	6,102	65,805
Class R2	117,129	1,283,301	101,692	1,094,262
Class R3	160,925	1,763,630	128,156	1,379,837
Class R4	240,994	2,642,382	200,618	2,159,819
Class R5	4,644,243	50,917,089	4,261,902	45,904,402
Class 529A	12,099	132,441	11,975	128,687
Class 529B	792	8,690	819	8,826
Class 529C	5,878	64,479	6,449	69,504
	9,754,485	$106,945,142	8,634,426	$92,986,919

56

Notes to Financial Statements – continued

	Year ended 4/30/15		Year ended 4/30/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(27,960,136)	$(306,389,116)	(33,412,909)	$(359,480,098)
Class B	(593,371)	(6,511,599)	(1,219,823)	(13,135,475)
Class C	(2,256,205)	(24,749,785)	(5,601,611)	(60,290,229)
Class I	(59,325,807)	(651,554,142)	(32,850,302)	(354,422,821)
Class R1	(104,334)	(1,145,900)	(99,035)	(1,067,944)
Class R2	(970,716)	(10,641,027)	(1,177,316)	(12,656,265)
Class R3	(1,003,170)	(10,991,927)	(2,186,040)	(23,524,796)
Class R4	(1,727,792)	(18,937,881)	(3,097,938)	(33,233,393)
Class R5	(38,324,862)	(419,996,270)	(2,300,120)	(24,751,983)
Class 529A	(62,937)	(688,384)	(147,707)	(1,578,556)
Class 529B	(8,225)	(90,374)	(10,303)	(110,730)
Class 529C	(71,904)	(788,158)	(134,891)	(1,447,852)
	(132,409,459)	$(1,452,484,563)	(82,237,995)	$(885,700,142)

Net change
Class A	30,575,406	$334,978,128	4,120,190	$45,524,250
Class B	(226,726)	(2,489,184)	(918,836)	(9,886,606)
Class C	1,795,806	19,725,125	(3,870,918)	(41,598,222)
Class I	26,547,654	288,552,225	(2,586,335)	(28,791,640)
Class R1	94,780	1,038,782	(13,161)	(141,357)
Class R2	649,372	7,113,764	(62,290)	(655,586)
Class R3	2,061,406	22,623,151	(350,970)	(3,785,459)
Class R4	7,455,671	81,336,249	(1,275,078)	(13,614,675)
Class R5	(16,501,624)	(180,889,375)	31,900,187	343,299,514
Class 529A	59,773	652,608	(70,746)	(749,451)
Class 529B	(202)	(2,370)	(4,837)	(51,848)
Class 529C	841	12,136	(100,990)	(1,081,502)
	52,512,157	$572,651,239	26,766,216	$288,467,418

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 12%, 10%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

57

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2015, the fund’s commitment fee and interest expense were $14,599 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	193,273,464	1,756,202,885	(1,876,318,798)	73,157,551

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$207,941	$73,157,551

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Total Return Bond Fund (formerly MFS Research Bond Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Bond Fund (formerly MFS Research Bond Fund) (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Bond Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2015

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

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Trustees and Officers – continued

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of June 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Joshua Marston Robert Persons Jeffrey Wakelin

64

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $12,407,000 as capital gain dividends paid during the fiscal year.

65

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Messes. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2015 and 2014, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Corporate Bond Fund	61,981	60,958
MFS Limited Maturity Fund	53,800	52,816
MFS Municipal Limited Maturity Fund	44,430	43,701
MFS Total Return Bond Fund	65,179	64,005

Total	225,390	221,480

For the fiscal years ended April 30, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	6,885	6,770	1,590	1,388
To MFS Limited Maturity Fund	0	0	6,789	6,676	1,353	1,183
To MFS Municipal Limited Maturity Fund	0	0	6,221	6,117	1,349	1,169
To MFS Total Return Bond Fund	0	0	6,789	6,676	1,922	1,487
Total fees billed by Deloitte To above Funds:	0	0	26,684	26,239	6,214	5,227

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	1,294,130	1,872,706	0	0	5,000	0
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,294,130	1,872,706	0	0	5,000	0
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,294,130	1,872,706	0	0	5,000	0
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	1,294,130	1,872,706	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	1,307,605	1,884,322
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,307,272	1,884,023
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,306,700	1,883,450
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	1,307,841	1,884,327

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: June 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: June 16, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2015

*	Print name and title of each signing officer under his or her signature.